UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ABSORBENTS INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☑	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road
North Vancouver, British Columbia, V7K 1S8 Canada

Dear Shareholder:

You are cordially invited to attend a special meeting of the shareholders of International Absorbents Inc. to be held at 2610 – 1066 West Hastings Street, Vancouver, BC V6E 3X1 on Wednesday, May 12, 2010, commencing at 10:00 a.m. (Pacific Time). International Absorbents Inc. is referred to in this letter as IAX.

At the special meeting, you will be asked to consider and vote upon a proposed arrangement under which IAX Canada Acquisition Company Inc., an affiliate of Kinderhook Industries LLC, will acquire all of the issued and outstanding common shares of IAX. Under the proposed arrangement, you will receive $4.75 in cash, without interest and less any applicable withholding taxes, for each IAX common share owned by you as of the date of completion of the arrangement.

After taking into consideration, among other things, the advice of IAX’s strategic alternatives special committee and the fairness opinion of Capital West Partners, IAX’s financial advisor, the IAX board of directors, with Gordon Ellis declaring his interest in the arrangement and abstaining from voting, has determined that the arrangement is fair to, and in the best interests of, IAX and IAX shareholders and has approved the arrangement and authorized its submission to IAX shareholders and to the Supreme Court of British Columbia for approval. Accordingly, the IAX board of directors recommends that you vote “FOR” the proposed arrangement.

Your vote is important regardless of the number of IAX common shares you own. In order to become effective, the arrangement must be approved by the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon. In addition to IAX shareholder approval, consummation of the arrangement is also subject to receipt of required governmental and regulatory approvals, clearances and consents, the approval of the Supreme Court of British Columbia and other conditions, all of which are described in more detail in the attached proxy statement.

The attached proxy statement provides you with detailed information about the special meeting and the proposed arrangement and includes certain other information to assist you in considering the matters to be voted upon. You are urged to read the proxy statement carefully, including all appendices thereto, and, if you require assistance, to consult your financial or other professional advisor. You may also obtain more information about IAX from documents we have filed with the United States Securities and Exchange Commission and the British Columbia Securities Commission.

Thank you in advance for your continued support and your consideration of this matter. IAX looks forward to seeing its shareholders at the special meeting.

Sincerely,

Gordon L. Ellis
President, Chief Executive Officer and Chairman

Neither the Securities and Exchange Commission nor any state securities regulatory agency nor the British Columbia Securities Commission has approved or disapproved the proposed arrangement, passed upon the merits or fairness of the proposed arrangement or passed upon the adequacy of accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

This proxy statement is dated April 12, 2010, and is first being mailed to shareholders on or about April 16, 2010.

Your vote is important. Voting is simple.

If you have any questions about the Arrangement or the process for voting,

contact Laurel Hill Advisory Group.

North America toll free 1-877-304-0211	Banks and brokers 416-637-4661	Shareholders outside of North America 416-637-4661 (collect)

INTERNATIONAL ABSORBENTS INC.
1569 Dempsey Road
North Vancouver, British Columbia, V7K 1S8 Canada

NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of International Absorbents Inc., or IAX, a corporation incorporated under the laws of the Province of British Columbia, Canada, will be held at 2610 – 1066 West Hastings Street, Vancouver, BC V6E 3X1 on Wednesday, May 12, 2010, commencing at 10:00 a.m. (Pacific Time) for the following purposes:

1.

To consider and vote on a proposal to approve, pursuant to an interim order of the Supreme Court of British Columbia dated April 9, 2010, as amended from time to time, a special resolution authorizing and approving an arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the acquisition by IAX Canada Acquisition Company Inc., an affiliate of Kinderhook Industries LLC, of all of the issued and outstanding common shares of IAX.  A copy of the special resolution is attached to this proxy statement as Appendix B.

2.

To consider and vote on such other business as may properly come before the special meeting and any adjournments or postponements of the meeting.

IAX shareholders who validly dissent from the arrangement will be entitled to be paid the fair value of their IAX common shares, subject to compliance with Sections 237 to 247 of the Business Corporations Act (British Columbia), as modified by the provisions of the interim order of the Supreme Court of British Columbia and by the plan of arrangement.  The full text of the Business Corporations Act (British Columbia) dissent provisions is attached to this proxy statement as Appendix G.

The IAX board of directors has specified the close of business on March 19, 2010 as the record date for the purpose of determining the shareholders who are entitled to receive notice of, and to vote at, the special meeting or any adjournments or postponements thereof.  Only shareholders of record at the close of business on the record date are entitled to notice of, and to vote at, the special meeting and at any adjournment or postponement thereof.  Each IAX shareholder is entitled to one vote for each IAX common share held on the record date.

In order to become effective, the arrangement must be approved by the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting or any adjournments or postponements thereof and entitled to vote thereon.  In addition to IAX shareholder approval, completion of the arrangement is also subject to receipt of required governmental and regulatory approvals, clearances and consents, the approval of the Supreme Court of British Columbia and other conditions, all of which are described in more detail in the attached proxy statement.

Your vote is important.  Regardless of whether you plan to attend the special meeting in person, we request that you sign, date and return the enclosed proxy card in the enclosed return envelope addressed to Computershare Investor Services Inc., at its offices at 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1 before 10:00 a.m. (Pacific Time) on Monday, May 10, 2010 to ensure that your IAX common shares will be represented at the special meeting.  Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the approval of the proposed arrangement.  Voting by proxy will not prevent you from voting in person if you attend the meeting and revoke your proxy.  If you are not a registered shareholder but hold your IAX common shares through a broker or other intermediary, you should follow the instructions provided by your broker or other intermediary to vote your IAX common shares.

THE IAX BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE SPECIAL RESOLUTION AUTHORIZING AND APPROVING THE ARRANGEMENT.

By Order of the Board of Directors

Gordon Ellis,

President, Chief Executive Officer and Chairman

INTERNATIONAL ABSORBENTS INC.

1569 Dempsey Road

North Vancouver, British Columbia, Canada V7K 1S8

(Principal Executive Offices)

www.internationalabsorbents.com

Tel: 604-681-6181 Toll Free: 866-514-6559

info@absorbent.com

PROXY STATEMENT

SPECIAL MEETING
OF SHAREHOLDERS

To Be Held May 12, 2010

ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about IAX from documents that are not included in or delivered with this document. See “Where You Can Find More Information” on page 56. You can obtain documents incorporated by reference in this proxy statement at no charge by requesting them by mail from International Absorbents Inc., Attn: Secretary, 1569 Dempsey Road, North Vancouver, British Columbia, V7K 1S8 Canada, by telephone at 604-681-6181, or by email at info@internationalabsorbents.com.  You will not be charged for any of these documents that you request. If you wish to request documents, you should do so by May 1, 2010 in order to receive them before the special meeting.

Unless otherwise indicated, all references to “$” or “dollars” in this proxy statement refer to United States dollars.

i

ADDITIONAL INFORMATION

I

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

1

SUMMARY

7

The Arrangement

7

The Special Meeting

7

The Companies

9

Reasons for the Arrangement

9

Recommendation of the IAX Board of Directors

9

Support Agreement

9

Opinion of IAX’s Financial Advisor

10

Treatment of Stock Options and Other Awards

10

Material U.S. Federal Income Tax Consequences of the Arrangement

10

Material Canadian Federal Income Tax Consequences of the Arrangement

10

Interests of IAX’s Directors and Executive Officers in the Arrangement

11

Common Stock Ownership of IAX’s Directors and Executive Officers

11

Dissent Rights

12

Conditions to the Arrangement

12

Non-Solicitation Covenant

13

Superior Proposal

14

Termination of Arrangement Agreement

14

Termination Fees

15

Surrender of IAX Common Share Certificates, Stock Options and Restricted Stock Units

15

Regulatory Approval

16

Completion of the Arrangement

16

Current Market Price of IAX Common Shares

16

NOTICE TO UNITED STATES SHAREHOLDERS

17

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

17

THE SPECIAL MEETING

18

Date, Time and Place

18

Purpose of the Special Meeting

18

Record Date; Shares Entitled to Vote; Quorum

18

Vote Required

18

Registered Shareholders

18

Beneficial Shareholders

19

Revocation of Proxies

19

Adjournments and Postponements

20

Appointment of Proxyholders

20

Solicitation of Proxies

20

Availability of Documents

20

(Continued)

THE COMPANIES

20

International Absorbents Inc.

20

Kinderhook Industries LLC

20

THE ARRANGEMENT

21

The Arrangement

21

Approval of Arrangement Resolution

21

Background to the Arrangement

21

Reasons for the Arrangement and Recommendation of the IAX Board of Directors

27

Fairness Opinion

30

Fees, Costs and Expenses

34

Interests of Directors and Executive Officers of IAX in the Arrangement

34

Material U.S. Federal Income Tax Consequences of the Arrangement

36

Material Canadian Federal Income Tax Consequences of the Arrangement

38

Regulatory Approval

40

Support Agreement

41

Procedure and Terms for Exchange of IAX Common Shares and IAX Stock Options

41

THE ARRANGEMENT AGREEMENT

43

The Arrangement

43

The Arrangement Consideration and the Transfer of IAX Common Shares

43

Treatment of Stock Options and Restricted Stock Units

43

Court Applications, Shareholder Meeting and Effective Date

43

Representations and Warranties of IAX

44

Covenants Regarding Conduct of Business by IAX Pending the Arrangement

45

Non-Solicitation Covenant

45

Notice of Acquisition Proposal

46

Superior Proposal

46

Conditions to the Arrangement Becoming Effective

47

Additional Terms of the Arrangement Agreement

49

Amendment and Termination of the Arrangement Agreement

50

Amendment and Termination of the Plan of Arrangement

51

RIGHTS OF DISSENTING IAX SHAREHOLDERS

51

CURRENT MARKET PRICE OF COMMON SHARES

53

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

53

PROPOSALS OF SHAREHOLDERS

55

WHERE YOU CAN FIND MORE INFORMATION

56

DIRECTORS’ APPROVAL

57

(Continued)

APPENDIX A	–	ARRANGEMENT AGREEMENT A-1
APPENDIX B	–	ARRANGEMENT RESOLUTION B-1
APPENDIX C	–	FAIRNESS OPINION C-1
APPENDIX D	–	SUPPORT AGREEMENT D-1
APPENDIX E	–	INTERIM ORDER E-1
APPENDIX F	–	REQUISISTION FOR FINAL ORDER F-1
APPENDIX G	–	BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) DISSENT PROVISIONS G-1
APPENDIX H	–	LETTER OF TRANSMITTAL H-1

QUESTIONS AND ANSWERS ABOUT THE ARRANGEMENT AND THE MEETING

The following questions and answers address briefly some questions that you, as an IAX shareholder, may have relating to the proposed arrangement and the special meeting. These questions and answers may not address all questions that may be important to you as a holder of IAX common shares.  For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the appendices to this proxy statement and the documents referred to in this proxy statement.  We sometimes make reference to International Absorbents Inc. and its wholly-owned subsidiary Absorption Corp. in this proxy statement by using the terms “IAX,” “we,” “our” or “us.”  The term “Kinderhook” refers to IAX Acquisition Corporation and its wholly-owned subsidiary, IAX Canada Acquisition Company Inc., each of which is an indirect subsidiary of an affiliate of Kinderhook Industries LLC.

Q:

What are IAX and Kinderhook proposing?

A:

IAX and Kinderhook are proposing that IAX Canada Acquisition Company Inc. acquire all of the issued and outstanding IAX common shares, which will result in IAX becoming a wholly-owned subsidiary of IAX Canada Acquisition Company Inc., pursuant to a statutory plan of arrangement under the laws of British Columbia.   Upon completion of the arrangement, the IAX shareholders will no longer have any interest in IAX.

Q:

What consideration will IAX shareholders receive pursuant to the arrangement?

A:

Each IAX shareholder shall receive $4.75 per IAX common share held by such shareholder at the time of the consummation of the arrangement, without interest, less any applicable withholding taxes.  This does not apply to IAX common shares held by shareholders who have perfected their dissent rights under the Business Corporations Act (British Columbia), as modified by the interim order and the plan of arrangement.

Q:

How does the IAX board of directors recommend that I vote on the proposals?

A.

The IAX board of directors, with Gordon Ellis declaring his interest and abstaining from voting, has determined that the arrangement is fair to, and in the best interests of, IAX and the IAX shareholders and has approved the arrangement and authorized its submission to the IAX shareholders and to the Supreme Court of British Columbia for approval.  Accordingly, the IAX board of directors, with Gordon Ellis declaring his interest and abstaining from voting, recommends that you vote “FOR” the adoption of the special resolution authorizing and approving the arrangement.  You should read the section entitled “The Arrangement - Reasons for the Arrangement and Recommendation of the IAX Board of Directors” on page 27 of this proxy statement.

Q:

What will happen in the arrangement to IAX’s stock options and restricted stock units?

A:

Upon completion of the arrangement, each stock option to purchase IAX common shares outstanding immediately prior to the effective time of the arrangement, to the extent not exercised before such time, will be automatically cancelled and the holder thereof shall receive the positive difference, if any, between $4.75 per common share and the applicable exercise price of such cancelled stock option (without interest and less applicable withholding taxes).  The outstanding restricted stock units will become fully vested in accordance with the IAX compensation committee’s decision to treat the restricted stock units consistently with the treatment of the stock options in respect of accelerated vesting upon a change of control, as permitted under the International Absorbents Inc. 2003 Omnibus Incentive Plan.  Upon completion of the arrangement, each restricted stock unit outstanding immediately prior to the effective time of the arrangement, to the extent not converted into IAX common shares before such time, will be automatically cancelled and the holder thereof shall receive $4.75 per restricted stock unit (without interest and less applicable withholding taxes).

Q:

How does the arrangement consideration compare to the market price of IAX common shares?

A:

The arrangement consideration of $4.75 per IAX common share represents an 18.2% premium over the closing price of IAX common shares on the NYSE Amex stock exchange on December 14, 2009, the last full trading day before we publicly announced the execution of the arrangement agreement with Kinderhook, and a 22.6% premium over the 20-day weighted average trading price of the IAX common

1

shares. The closing sale price of IAX common shares on the NYSE Amex stock exchange on April 12, 2010 was $4.70. You are encouraged to obtain current market quotations for IAX common shares in connection with voting your shares.

Q:

When and where will the special meeting be held?

A:

The special meeting will be held on Wednesday, May 12, 2010 at 10:00 a.m. (Pacific Time) at 2610 – 1066 West Hastings Street, Vancouver, BC  V6E 3X1.

Q:

On what am I being asked to vote?

A:

You will be asked to consider and vote on (1) the adoption of a special resolution authorizing and approving an arrangement under Section 288 of the Business Corporations Act (British Columbia) involving, among other things, the acquisition by IAX Canada Acquisition Company Inc. of all of the issued and outstanding common shares of IAX, and (2) such other business as may properly come before the special meeting or any adjournments or postponements of the special meeting.  The full text of the special resolution is set out in Appendix B to this proxy statement.

Q:

Who is entitled to attend and vote at the special meeting?

A:

All IAX shareholders (or their duly appointed proxies) at the close of business on March 19, 2010, the record date for the special meeting, will be entitled to attend and vote on matters that come before the special meeting.

Q:

How many votes do I have?

A:

You are entitled to one vote for each IAX common share that you own.  At the close of business on March 19, 2010, there were 6,410,282 IAX common shares issued and outstanding.

Q:

What vote is required to approve the arrangement?

A:

The adoption of the special resolution authorizing and approving the arrangement requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon.  In connection with the transactions contemplated by the arrangement agreement, certain executive officers of IAX, who collectively, as of the record date, beneficially owned approximately 11.2% of the total outstanding IAX common shares, contemporaneously entered into a support agreement with IAX Acquisition Corporation and IAX Canada Acquisition Company Inc. to, among other things, vote the respective IAX common shares owned by them, or over which they exercise voting power, in favour of the arrangement and against any competing arrangement or acquisition proposal, except as specifically provided therein.  The shareholders who entered into the support agreement with IAX Acquisition Corporation and IAX Canada Acquisition Company Inc. did not receive any consideration for doing so (other than any consideration they are otherwise entitled to receive under the arrangement in respect of their IAX common shares, stock options and restricted stock units), except that such shareholders have entered into agreements with IAX Acquisition Corporation and its affiliates regarding their ongoing involvement with IAX after the consummation of the arrangement (see also “Support Agreement” on page 41 of this proxy statement). The support agreement is attached to this proxy statement as Appendix D.

Q:

How are votes counted?

A:

Votes will be counted by IAX’s transfer agent, who has been appointed as scrutineer for the special meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.  The adoption of the special resolution authorizing and approving the arrangement requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon.

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Q:

What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?

A:

Your brokerage firm, bank, trust or other nominee will not be able to vote your IAX common shares unless you have properly instructed your nominee on how to vote.  Because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the matters to be considered at the special meeting, the failure to instruct your broker or other nominee with voting instructions on how to vote your shares will result in your shares not being voted and will have no effect on the outcome of the matters to be considered at the special meeting. Voting is simple and important to the success of the arrangement, please follow the instructions provided by your broker to vote your shares.

Q:

What if I return my proxy but do not mark it to show how I wish to vote?

A:

Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the approval of the special resolution authorizing and approving the arrangement.  With respect to any other matter that properly comes before the special meeting, properly executed proxy cards with no instructions indicated on the proxy card will be voted with respect thereto in accordance with the judgment of the persons named in the proxies.

Q:

When is the deadline for delivery of a proxy?

A:

The proxy must be delivered at least 48 hours (excluding Saturdays, Sundays and Canadian holidays) before the special meeting or any adjournment or postponement thereof at which the proxy is to be counted. In this case, assuming no adjournment or postponement thereof, the proxy delivery deadline is 10:00 a.m. (Pacific Time) on May 10, 2010.

Q:

How do I vote if I am a registered shareholder?

A:

If you are a registered holder of IAX common shares, you may vote by any of the following options:

•

in person by appearing at the special meeting; or

•

completing, dating and signing the enclosed proxy card or some other suitable form of proxy and returning it to Computershare Investor Services Inc., or Computershare, by hand or in the enclosed return envelope to Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; or

•

vote using the Internet at www.investorvote.com; or

•

vote by telephone at 1-866-732-VOTE (8683); or

•

vote by facsimile at 1-866-249-7775 (toll free North America) or at 1-416-263-9524,

in all cases ensuring that the proxy is received by 10:00 a.m. (Pacific Time) on May 10, 2010 or at least 48 hours (excluding Saturdays, Sundays and Canadian holidays) before the time to which the meeting is adjourned or postponed. Failure to complete or deposit a proxy properly may result in its invalidation. The time limit for the deposit of proxies may be waived by the IAX board of directors at its discretion without notice.

Voting via the Internet, by telephone, fax or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, fax, via the Internet or by telephone even if you plan to attend the special meeting in person to ensure that your IAX common shares are represented at the special meeting.

Q:

How do I vote if my shares are held by my brokerage firm, bank, trust or other nominee?

A:

If your IAX common shares are held in “street name,” i.e., by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted. If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be. Brokers who hold IAX common shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are typically not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as

3

adoption of the special resolution authorizing and approving the arrangement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because it is expected that brokers and other nominees will not have discretionary authority to vote on the proposal, IAX anticipates that there will not be any broker non-votes in connection with the proposal. If your broker or other nominee holds your IAX common shares in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement. If you require assistance in voting your shares, please contact the proxy solicitation agent Laurel Hill Advisory Group at 1-877-304-0211 or collect 416- 637-4661.

Q:

What constitutes a quorum for the special meeting?

A:

A quorum of shareholders is necessary to hold a valid special meeting.  At the special meeting, IAX’s transfer agent, as the scrutineer, will determine the presence of a quorum and tabulate the results of the votes by the IAX shareholders. Under IAX’s articles, a quorum exists when two shareholders entitled to vote at the special meeting are present at the meeting, whether in person or by proxy, and hold or represent, in aggregate, at least 5% of the total number of issued and outstanding IAX common shares that are entitled to vote at the special meeting.  Under the policies, rules and guidelines of NYSE Amex LLC, it is recommended that a quorum be at least 33 1/3% of the voting common shares represented.  IAX intends to meet the recommendations of NYSE Amex LLC by postponing or adjourning the special meeting if less than 33 1/3% of the IAX common shares are present in person or represented by proxy at the special meeting.  Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting.

Q:

Can I change my vote after I have submitted a signed proxy?

A:

Yes.  If you have submitted a form of proxy, you may revoke it by:

•

executing a proxy bearing a later date or by executing a valid notice of revocation, either of which must be executed by you as the IAX shareholder or by your authorized attorney in writing, or, if a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date or the notice of revocation to Computershare by hand at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 before 10:00 a.m. (Pacific Time) on May 10, 2010, or to the address of the office of IAX at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8, at any time before 10:00 a.m. (Pacific Time) on May 10, 2010 or, if the special meeting is adjourned or postponed, the last business day before any reconvening or holding thereof, or to the chair of the special meeting on the day of the special meeting or any reconvening thereof; or

•

if you are a registered shareholder, personally attending the special meeting and voting your IAX common shares.

If you are a “street name” holder of IAX common shares, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

In addition, a proxy may be revoked by any other manner permitted by law.

Q:

In addition to the approval of IAX shareholders, are there any other approvals required for the arrangement?

A:

Yes.  The arrangement requires the approval of the Supreme Court of British Columbia, which will consider, among other things, the fairness of the proposed arrangement to IAX securityholders.  The arrangement is also subject to the satisfaction of certain other conditions, all of which are described in the proxy statement.

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Q:

When is the arrangement expected to be completed?

A:

The arrangement is expected to be completed by May 2010, assuming that the required IAX shareholder approval and Supreme Court of British Columbia approval have been received by such time and subject to the other terms and conditions set out in the arrangement agreement.  It is possible that the failure to meet those terms and conditions or other factors outside of our control could require us to complete the arrangement at a later time or not at all.

Q:

Will the IAX common shares continue to be listed on the NYSE Amex stock exchange after the arrangement?

A:

No. The IAX common shares will be de-listed from the NYSE Amex stock exchange after the arrangement is completed.

Q:

What are the Canadian federal income tax consequences of the proposed arrangement to me?

A:

In general, for Canadian federal income tax purposes, the disposition of IAX common shares pursuant to the arrangement will be a taxable transaction for holders who are resident in Canada and may be a taxable transaction for holders who are not resident in Canada.  Your tax consequences will depend on your particular situation. You should consult your own tax advisor for a full understanding of the applicable federal, provincial, state, local, foreign and other tax consequences to you resulting from the arrangement.

Q:

What are the United States income tax consequences of the proposed arrangement to me?

A:

The receipt of cash for IAX common shares pursuant to the arrangement will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a holder of IAX common shares will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received in the arrangement and (2) the holder’s adjusted tax basis in the shares. You should consult your own tax advisor for a full understanding of the applicable federal, state, local, foreign and other tax consequences to you resulting from the arrangement.

Q:

Am I entitled to dissent from the arrangement?

A:

Shareholders are entitled to dissent rights under Sections 237 to 247 of the Business Corporations Act (British Columbia), as modified by the interim order of the Supreme Court of British Columbia and by the plan of arrangement, to the extent such shareholder satisfies the applicable criteria and conditions.  For more information regarding dissent rights, see “Rights of Dissenting IAX Shareholders” on page 51. In addition, a copy of Sections 237 to 247 of the Business Corporations Act (British Columbia) is attached as Appendix G to this proxy statement. However, if the holders of more than 5% of the aggregate number of IAX common shares outstanding exercise their dissent rights, Kinderhook has the right to terminate the arrangement agreement.

Q:

What happens if I sell my IAX common shares before the special meeting?

A:

The record date for shareholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected consummation date of the arrangement. If you transfer your IAX common shares after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting but will transfer the right to receive the arrangement consideration to the person to whom you transfer your shares. In addition, if you sell your shares prior to the special meeting or prior to the effective time of the arrangement, you will not be eligible to exercise your dissent rights in respect of the arrangement. For more information regarding dissent rights, see “Rights of Dissenting IAX Shareholders” on page 51.

Q:

Who should I call if I have questions about the proxy materials or voting procedures?

A:

If you have questions about the arrangement, need assistance in submitting your proxy or voting your IAX common shares, or need additional copies of this proxy statement or the enclosed proxy card, you should contact the Corporate Secretary of IAX at telephone:  604-681-6181.  If your IAX common shares are held in a stock brokerage account or by a bank or other nominee, you should call your broker, bank or other nominee for additional information.

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Q:

Who pays the expenses incurred in connection with the solicitation of proxies?

A:

Expenses in connection with the solicitation of proxies will be paid by IAX. Proxies are being solicited principally by mail, by fax, by telephone and through the Internet. IAX has retained Laurel Hill Advisory Group to act as a proxy solicitor for a fee estimated to be $30,000, plus reimbursement of out-of-pocket expenses. In addition, IAX directors, officers and employees may solicit proxies personally or by email, telephone, fax or special letter. IAX may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of IAX common shares.

Your vote is important. Voting is simple.

If you have any questions about the Arrangement or the process for voting,

contact Laurel Hill Advisory Group.

North America toll free 1-877-304-0211	Banks and brokers 416-637-4661	Shareholders outside of North America 416-637-4661 (collect)

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SUMMARY

The following summarizes information contained elsewhere in this proxy statement but may not contain all of the information that is important to you.  You should read the entire proxy statement carefully, including the attached appendices.  In this proxy statement, the terms “IAX” or “we,” “our” or “us” refer to International Absorbents Inc. and its wholly-owned subsidiary Absorption Corp. and the term “Kinderhook” refers to IAX Acquisition Corporation and its wholly-owned subsidiary IAX Canada Acquisition Company Inc., each of which is an affiliate of Kinderhook Industries LLC.  Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

The Arrangement

(See Page 21)

The arrangement agreement, dated as of December 14, 2009, among IAX, IAX Acquisition Corporation and IAX Canada Acquisition Company Inc., provides that IAX Canada Acquisition Company Inc. will acquire all of the outstanding IAX common shares. A copy of the arrangement agreement is attached to this proxy statement as Appendix A. As a result of the arrangement, IAX will become a wholly owned subsidiary of IAX Canada Acquisition Company Inc. Upon completion of the proposed arrangement, IAX common shares will no longer be listed on any stock exchange or quotation system. At the effective time of the arrangement, each outstanding IAX common share will be automatically transferred to IAX Canada Acquisition Company Inc. in exchange for $4.75 in cash, without interest and less any applicable withholding taxes (other than IAX common shares held by any holder who has properly exercised its dissent right). We refer to this amount in this proxy statement as the arrangement consideration.

The Special Meeting

(See Page 18)

Date, Time and Place.  We will hold the special meeting on Wednesday, May 12, 2010 at 10:00 a.m. (Pacific Time) at 2610 – 1066 West Hastings Street, Vancouver, BC  V6E 3X1.

Purpose of the Special Meeting.  At the special meeting, we will ask the holders of our common shares to adopt the special resolution authorizing and approving the arrangement, and to consider and vote on such other business as may properly come before the special meeting and any adjournments or postponements of the meeting.

Record Date; Shares Entitled to Vote; Quorum.  Only holders of record of our common shares at the close of business on March 19, 2010, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, 6,410,282 common shares were issued and outstanding and held by approximately 427 holders of record.  Holders of record of our common shares on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the special resolution authorizing and approving the arrangement.

A quorum of shareholders is necessary to hold a valid special meeting. At the special meeting, IAX’s transfer agent, as the scrutineer, will determine the presence of a quorum and tabulate the results of the votes by the IAX shareholders.  Under IAX’s articles, a quorum exists when two shareholders entitled to vote at the special meeting are present at the meeting, whether in person or by proxy, and hold or represent, in aggregate, at least 5% of the total number of issued and outstanding IAX common shares that are entitled to vote at the special meeting.  Under the policies, rules and guidelines of NYSE Amex LLC, it is recommended that a quorum be at least 33 1/3% of the voting common shares represented.  IAX intends to meet the recommendations of NYSE Amex LLC by adjourning the special meeting if less than 33 1/3% of the IAX common shares are present in person or represented by proxy at the special meeting. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting.

Vote Required.  You may vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting on, the proposal to adopt the special resolution authorizing and approving the arrangement.

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The adoption of the special resolution authorizing and approving the arrangement requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting.  If you abstain, it will have no effect on the outcome of the vote.

Registered Shareholders.  If you are a registered holder of IAX common shares, you may vote by any of the following options:

•

in person by appearing at the special meeting; or

•

completing, dating and signing the enclosed proxy card or some other suitable form of proxy and returning it to Computershare Investor Services Inc., or Computershare, by hand or in the enclosed return envelope to Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; or

•

vote using the Internet at www.investorvote.com; or

•

vote by telephone at 1-866-732-VOTE (8683), or

•

vote by facsimile at 1-866-249-7775 (toll free North America) or at 1-416-263-9524.

in all cases ensuring that the proxy is received by 10:00 a.m. (Pacific Time) on May 10, 2010 or at least 48 hours (excluding Saturdays, Sundays and Canadian holidays) before the time to which the meeting is adjourned or postponed. Failure to complete or deposit a proxy properly may result in its invalidation. The time limit for the deposit of proxies may be waived by the IAX board of directors at its discretion without notice.

Beneficial Shareholders.  If your IAX common shares are held in “street name,” i.e., by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted.  If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be.  Brokers who hold IAX common shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are typically not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as adoption of the special resolution authorizing and approving the arrangement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because it is expected that brokers and other nominees will not have discretionary authority to vote on the proposal, IAX anticipates that there will not be any broker non-votes in connection with the proposal. If your broker or other nominee holds your IAX common shares in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement.

Revocation of Proxies.  In addition to revocation in any other manner permitted by law, an IAX shareholder who has given a proxy may revoke it by:

•

executing a proxy bearing a later date or by executing a valid notice of revocation, either of which must be executed by you as the IAX shareholder or by your authorized attorney in writing, or, if a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date or the notice of revocation to Computershare by hand at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 before 10:00 a.m. (Pacific Time) on May 10, 2010, or to the address of the office of IAX at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8, at any time before 10:00 a.m. (Pacific Time) on May 10, 2010 or, if the special meeting is adjourned or postponed, the last business day before any reconvening or holding thereof, or to the chair of the special meeting on the day of the special meeting or any reconvening thereof; or

•

in the case of registered shareholders only, personally attending the special meeting and voting your IAX common shares.

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A beneficial shareholder who has submitted voting instructions by mail or through the Internet using a voting instruction form may revoke their voting instructions by delivering to the relevant intermediary new voting instructions such that the intermediary receives the new voting instructions before 10:00 a.m. (Pacific Time) on Friday, May 7, 2010, or if the meeting is adjourned or postponed, the last business day before any reconvening or holding thereof.

The Companies

(See Page 20)

IAX.  International Absorbents Inc. develops, manufactures and markets patented and proprietary cost-effective consumer and commercial products derived from recycled, renewable materials. These environmentally safe products outperform conventional products used in a broad range of consumer and industrial applications, including retail and commercial pet bedding and litter, oil and hazardous liquid spill cleanup and control, and oil and water filtration, and packaging. IAX’s principal executive offices are located at 1569 Dempsey Road, North Vancouver, British Columbia, V7K 1S8 Canada, and its telephone number is 604-681-6181. See also “Where You Can Find More Information” on page 56. IAX’s common shares are publicly traded on the NYSE Amex stock exchange under the symbol “IAX.”

Kinderhook.  Kinderhook Industries LLC is a New York based private equity firm with $600 million of committed capital. Kinderhook’s investment philosophy is based on partnering with exceptional management and adding the firm's operating partner network and capital across a variety of industries to support growth of smaller middle-market companies throughout North America. For additional information, visit http://www.kinderhook.com.  IAX Acquisition Corporation is a wholly owned subsidiary of an affiliate of Kinderhook Industries LLC.  IAX Canada Acquisition Company Inc. is a wholly owned subsidiary of IAX Acquisition Corporation, both of which are acquisition entities formed to consummate the transactions contemplated by the arrangement agreement.

Reasons for the Arrangement

(See Page 27)

In reaching its decision to adopt and approve, and declare advisable, the arrangement agreement, the arrangement and the other transactions contemplated by the arrangement agreement, the strategic alternatives special committee of the IAX board of directors consulted with IAX’s management, as well as its financial and legal advisors, and considered a number of factors that the board members believed were relevant to their decision. In particular, the strategic alternatives special committee of the IAX board of directors reviewed the strategic alternatives available to IAX, including remaining as a stand-alone public company, and considered the results of the market check conducted at the strategic alternatives special committee’s direction, and concluded that the arrangement consideration contemplated by the arrangement and the arrangement agreement constituted the best offer reasonably attainable for IAX shareholders.

Recommendation of the IAX Board of Directors

(See Page 27)

The IAX board of directors has determined, with Gordon Ellis declaring his interest and abstaining from voting, that it is in the best interests of IAX and its shareholders that IAX enter into the arrangement agreement and complete the arrangement and recommends that you vote “FOR” the adoption of the special resolution authorizing and approving the arrangement.

Support Agreement

(See Page 41)

In connection with the transactions contemplated by the arrangement agreement, certain executive officers of IAX, who collectively, as of the record date, beneficially owned approximately 11.2% of the total outstanding IAX common shares, contemporaneously entered into a support agreement with IAX Acquisition Corporation and IAX Canada Acquisition Company Inc. to, among other things, vote the respective IAX common shares owned by them, or over which they exercise voting power, in favour of the arrangement and against any proposal for a competing arrangement or acquisition proposal, except as specifically provided therein. The shareholders who entered into the support agreement with IAX Acquisition Corporation and IAX Canada Acquisition Company Inc.

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did not receive any consideration for doing so (other than any consideration they are otherwise entitled to receive under the arrangement in respect of their IAX common shares, stock options and restricted stock units), except that such shareholders have entered into agreements with IAX Acquisition Corporation and its affiliates regarding their ongoing involvement with IAX after the consummation of the arrangement.  The support agreement is attached to this proxy statement as Appendix D.

Opinion of IAX’s Financial Advisor

(See Page 30)

Capital West Partners, or Capital West, delivered its written opinion to the IAX board of directors that, as of December 14, 2009, and based upon and subject to the factors, assumptions, qualifications and limitations set forth therein, the arrangement consideration to be paid to the holders of IAX common shares in the arrangement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Capital West, which sets forth, among other things, the assumptions made, procedures followed, matters considered, and qualifications and limitations on the review undertaken in connection with its opinion, is attached as Appendix C to this proxy statement and is incorporated herein by reference.  Capital West provided its opinion for the information of the IAX board of directors in connection with and for the purposes of the evaluation of the transactions contemplated by the arrangement agreement. Capital West’s written opinion addresses only the consideration to be paid to the holders of IAX common shares in the arrangement and does not address any other matter.  Capital West’s opinion does not constitute a recommendation to any IAX shareholder as to how such shareholder should vote with respect to any matter.

Treatment of Stock Options and Other Awards

(See Page 43)

Stock Options. Upon the completion of the arrangement, each stock option to purchase IAX common shares outstanding immediately prior to the effective time of the arrangement, to the extent not exercised prior to such time, will be automatically cancelled and the holder thereof shall receive the positive difference, if any, between $4.75 per common share and the applicable exercise price of such cancelled stock option (without interest and less applicable withholding taxes).  The amount of cash payable to any given person will be computed after aggregating the cash amounts payable for all stock options held by that person.

Restricted Stock Units. The outstanding restricted stock units will become fully vested in accordance with the IAX compensation committee’s decision to treat the restricted stock units consistently with the treatment of the stock options in respect of accelerated vesting upon a change of control, as permitted under the International Absorbents Inc. 2003 Omnibus Incentive Plan.  Upon completion of the arrangement, each restricted stock unit outstanding immediately prior to the effective time of the arrangement, to the extent not converted into IAX common shares before such time, will be automatically cancelled and the holder thereof shall be paid $4.75 per restricted stock unit (without interest and less applicable withholding taxes).

Material U.S. Federal Income Tax Consequences of the Arrangement

(See Page 36)

The receipt of cash for IAX common shares pursuant to the arrangement will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a holder of IAX common shares will recognize gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received in the arrangement and (2) the holder’s adjusted tax basis in the shares.  You should consult your own tax advisor for a full understanding of the applicable federal, state, local, foreign and other tax consequences to you resulting from the arrangement.

Material Canadian Federal Income Tax Consequences of the Arrangement

(See Page 38)

Generally, a shareholder who is resident in Canada, who holds IAX common shares as capital property and who disposes of such shares under the arrangement will realize a capital gain (or capital loss) equal to the amount by which the cash received, net of any reasonable costs of disposition, exceeds (or is less than) the aggregate adjusted

10

cost base to the shareholder of such shares.  Generally, shareholders who are non-residents of Canada for purposes of the Income Tax Act (Canada) will not be subject to tax in Canada in respect of any capital gain realized on the disposition of IAX common shares under the arrangement, unless those shares constitute "taxable Canadian property" to such shareholder and that gain is not otherwise exempt from tax under the Income Tax Act (Canada) pursuant to an exemption contained in an applicable income tax treaty.  You should consult your own tax advisor for a full understanding of the applicable federal, provincial, state, local, foreign and other tax consequences from the arrangement.

Interests of IAX’s Directors and Executive Officers in the Arrangement

(See Page 34)

Certain of IAX’s directors and executive officers have economic interests in the arrangement that are different from, or in addition to, their interests as IAX shareholders. The IAX board of directors was aware of and considered these interests, among other matters, in reaching its decision to adopt and approve, and declare advisable, the arrangement agreement, the arrangement and the other transactions contemplated by the arrangement agreement. The executive officers of IAX have entered into employment agreements with IAX that provide for the payment of specified compensation and other benefits in connection with a termination following a change in control of IAX, including consummation of the arrangement.  As a result of each of these officers agreeing to enter into new arrangements with Kinderhook as described below, it is expected that these rights will not be triggered on completion of the arrangement. The outstanding stock options held by certain of IAX’s executive officers will become fully vested in accordance with their terms and the outstanding restricted stock units denominated in IAX common shares held by certain of IAX’s executive officers will become fully vested in accordance with the IAX compensation committee’s decision to treat the restricted stock units consistently with the treatment of the stock option in respect of accelerated vesting upon a change of control.  In addition, executive officers and directors of IAX have rights to indemnification and directors’ and officers’ liability insurance that will survive completion of the arrangement.

In addition to the interests described above, each of Shawn Dooley, Douglas Ellis and David Thompson has agreed to amend his existing employment agreement effective as of the completion of the arrangement, which, among other things, amends the term of the employment agreement and the definitions of “cause” and “good reason,” and provides for customary non-competition, non-solicitation and cooperation provisions.  Effective as of the completion of the arrangement, Gordon Ellis has agreed to terminate his employment agreement and accept a consulting services agreement with IAX for a term of three years.  Pursuant to the consulting services agreement, Gordon Ellis shall receive a consulting fee of $100,000 per year and will be subject to non-competition, non-solicitation and cooperation provisions.  The consulting services agreement will also provide Gordon Ellis with severance payments for termination of the consulting agreement without cause.

Pursuant to the arrangement agreement, each of the four executive officers named above shall be required to enter into a non-competition agreement with Kinderhook, as a result of which they will be subject to non-solicitation and non-competition covenants for a period of five years after the date of the arrangement.

In addition, each of the four executive officers named above will receive non-voting incentive equity interests in an affiliate of IAX Acquisition Corp. and may be provided with an opportunity to invest in such affiliate after the completion of the arrangement.

Common Stock Ownership of IAX’s Directors and Executive Officers

(See Page 53)

As of Friday, March 19, 2010, the record date for the special meeting, the directors and executive officers of IAX beneficially owned in the aggregate 739,625 common shares entitled to vote at the special meeting, representing approximately 11.54% of IAX’s outstanding common shares as of the record date for the special meeting.

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Dissent Rights

(See Page 51)

IAX shareholders have dissent rights with respect to the arrangement, but only if they comply with the requirements of Sections 237 to 247 of the Business Corporations Act (British Columbia), as modified by the interim order of the Supreme Court of British Columbia and by the plan of arrangement.  It is a condition of the arrangement that dissent rights not be exercised with respect to more than 5% of the outstanding IAX common shares.

Conditions to the Arrangement

(See Page 47)

The arrangement agreement provides that consummation of the arrangement is subject to a number of specified conditions being met or waived (where permitted by applicable law) as of the effective date of the arrangement, including the following:

•

two-thirds of the IAX votes cast at the meeting must be voted in favour of the arrangement resolution;

•

the Supreme Court of British Columbia must grant the interim order and final order with respect to the arrangement and such orders must be reasonably satisfactory to the parties to the arrangement agreement;

•

all covenants of IAX and Kinderhook must have been performed in all material respects and all representations and warranties of IAX and Kinderhook must be materially true and correct as of the effective time of the arrangement;

•

no material adverse effect with respect to IAX will have occurred;

•

dissent rights must not have been exercised with respect to more than 5% of the outstanding IAX common shares;

•

the IAX board of directors must not have changed its recommendation of the arrangement;

•

IAX must have a minimum amount of freely available cash, which minimum amount will depend on the completion date of the arrangement;

•

IAX must have maintained a minimum amount of consolidated total revenue for the most recently completed three-month period prior to the completion of the arrangement, which minimum amount will depend on the date on which the arrangement completes;

•

sufficient funds must be deposited with Computershare to effect payment of the aggregate purchase price for the IAX common shares;

•

all required governmental and regulatory clearances, consents and approvals must be obtained;

•

IAX shall have obtained all consents, authorizations, approvals and waivers from third parties that are required to be obtained pursuant to the arrangement agreement;

•

certain members of management shall have executed and delivered to Kinderhook a non-competition agreement;

•

no lawsuit shall have been threatened or commenced before any governmental authority and no law shall have been proposed, enacted, promulgated or applied, in either case, to enjoin, prohibit or limit the arrangement or which, if the arrangement were consummated, would impose limitations, restrictions or conditions on the business or operations of IAX or would result in fines or penalties on IAX or Kinderhook; and

•

Kinderhook shall have received payoff letters and releases from IAX’s creditors with respect to all of IAX’s indebtedness.

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Non-Solicitation Covenant

(See Page 45)

IAX has agreed that it will not, except as provided below, directly or indirectly:

•

initiate, solicit, propose, endorse, encourage (including by way of furnishing or disclosing information) or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to any inquiries, discussions or the making of any proposal to enter into a competing arrangement;

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data concerning IAX to any person relating to, any proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal for a competing arrangement;

•

grant any waiver, amendment or release under any standstill or confidentiality agreement, IAX’s shareholder rights agreement, or otherwise knowingly facilitate any effort or attempt by any person to make a proposal for a proposal for a competing arrangement;

•

approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal for a competing arrangement or that contradicts the arrangement agreement or that would require IAX to abandon or delay the consummation of the arrangement;

•

submit any proposal for a competing arrangement at the meeting for purposes of voting upon approval and adoption of the proposal for a competing arrangement;

•

withdraw or modify, or propose to withdraw or modify, in a manner adverse to Kinderhook, the approval, adoption or recommendation by the IAX board of directors of the arrangement agreement or the arrangement; or

•

resolve, propose or agree to do any of the foregoing.

IAX also agreed to immediately cease and cause to be terminated any existing discussions or negotiations with any parties with respect to any proposal for a competing arrangement.  In addition, IAX has agreed to notify Kinderhook of any proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal for a competing transaction within one business day of such proposal, and the identity of the competing bidder and the terms and conditions of the competing proposal.

Notwithstanding the foregoing, if:

•

prior to the vote of the IAX shareholders at the meeting, IAX receives an acquisition proposal from any person that was not solicited by IAX in contravention of the arrangement agreement and which the IAX board of directors reasonably believes in good faith by a majority vote, after consultation with its legal counsel and Capital West, to be a bona fide proposal to acquire 100% of the stock of IAX that is not subject to any financing contingency or any other condition that is not more onerous from the conditions set forth in the arrangement agreement, that would be more favourable to the shareholders of IAX from a financial point of view than the arrangement with Kinderhook and is reasonably capable of being completed without undue delay; and

•

the failure to take such action would be inconsistent with the fiduciary duties of the IAX board of directors under applicable law,

IAX may:

•

furnish information with respect to IAX to such person pursuant to a confidentiality and standstill agreement on terms no less favourable to IAX and no more favourable to such person than the confidentiality agreement between IAX and Kinderhook; and

•

participate in discussions or negotiations with such person regarding such proposal.

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Superior Proposal

(See Page 46)

IAX may not accept, approve, recommend or enter into an agreement in respect of a proposal for a competing transaction (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) on the basis that it would constitute a superior proposal unless IAX has provided prior written notice to Kinderhook at least five business days in advance to the effect that IAX has received a bona fide written proposal for a competing arrangement that has not been withdrawn and that the IAX board of directors has concluded in good faith that such proposal constitutes a superior proposal and, absent any revision to the terms and conditions of the arrangement agreement, the board of directors has resolved to change the recommendation of the IAX board of directors and/or to terminate the arrangement agreement (including the basis for such determination, the identity of the person making such proposals, the material terms and conditions thereof, and copies of all relevant documents).  Prior to effecting such change in the IAX board of directors’ recommendation or termination, IAX has agreed to, during the five-business day notice period, negotiate with Kinderhook in good faith to make such adjustments in the terms and conditions of the arrangement with Kinderhook, so that such competing proposal would cease to constitute a superior proposal and to permit Kinderhook to make a presentation to the IAX board of directors.

Termination of Arrangement Agreement

(See Page 50)

The arrangement agreement may be terminated at any time before the effective date in the circumstances specified in the arrangement agreement, including:

•

by written consent of IAX and Kinderhook;

•

by Kinderhook or IAX if a court of competent jurisdiction has issued an order (other than a temporary restraining order), decree or ruling, or taken any other action enjoining, restraining or otherwise prohibiting the consummation the arrangement;

•

by Kinderhook or IAX if the arrangement has not been consummated by May 31, 2010, provided that the party who terminates the arrangement agreement is, at the time of termination, not in breach of the arrangement agreement and has not caused the arrangement to be delayed until May 31, 2010;

•

by Kinderhook if the board of directors of IAX withholds, withdraws, changes, qualifies or modifies (or publicly proposes to do any of the preceding), in a manner adverse to Kinderhook, its recommendation to the shareholders to approve the arrangement, fails to include such recommendation in this proxy, takes any action or makes any public statement that is inconsistent with such recommendation, fails to recommend against a  proposal to consummate a competing transaction, or fails, after being requested by Kinderhook in writing to reaffirm its approval or recommendation of the arrangement as promptly as possible (but in any event within five business days after receipt of the request to do so by Kinderhook), or IAX accepts, approves, recommends, or enters into an agreement (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) in respect of any such competing proposal;

•

by Kinderhook or IAX for the breach of any representation, warranty, covenant or agreement set forth in the arrangement agreement unless such breach is not waived by the party to whom it benefits or such breach is not cured in accordance with the terms thereof;

•

by Kinderhook or by IAX if the special meeting is held and completed and the approval of IAX shareholders is not obtained, provided that IAX may not terminate the arrangement agreement if IAX’s breach of the arrangement agreement caused or resulted in the failure to obtain such approval;

•

by IAX if IAX proposes to enter into a definitive agreement with respect to a superior proposal in compliance with the arrangement agreement, provided that IAX has paid a termination fee to Kinderhook equal to 4% of the total purchase price for the IAX shares; or

•

by Kinderhook if Kinderhook has paid (or causes a third party to pay) a termination fee to IAX equal to 3% of the total purchase price for the IAX shares.

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Termination Fees

(See Page 50)

The arrangement agreement provides that IAX must pay the 4% termination fee to Kinderhook if the arrangement agreement is terminated in the following circumstances:

•

the IAX shareholders do not approve the arrangement with Kinderhook at the meeting;

•

IAX breaches any of its representations, warranties, covenants or agreements in the arrangement agreement and such breach is not cured in accordance with the terms thereof;

•

IAX withholds, withdraws, changes, qualifies or modifies (or publicly proposes to do any of the preceding), in a manner adverse to Kinderhook, its recommendation to the shareholders to approve the arrangement, fails to include such recommendation in this proxy, takes any action or makes any public statement that is inconsistent with such recommendation, fails to recommend against a  proposal to consummate a competing transaction, or fails, after being requested by Kinderhook in writing to reaffirm its approval or recommendation of the arrangement as promptly as possible (but in any event within five business days after receipt of the request to do so by Kinderhook), or IAX accepts, approves, recommends, or enters into an agreement (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) in respect of any such competing proposal; or

•

IAX has accepted, approved, recommended, or entered into an agreement in respect of any superior proposal.

The arrangement agreement provides that Kinderhook must pay a 3% termination fee to IAX if the arrangement agreement is terminated in the following circumstances:

•

Kinderhook breaches any of its representations, warranties or covenants in the arrangement agreement and fails to cure such breach in accordance with the terms thereof; or

•

Kinderhook terminates the arrangement agreement without any reason.

Surrender of IAX Common Share Certificates, Stock Options and Restricted Stock Units

(See Page 41)

Registered IAX shareholders may surrender their certificate(s) representing IAX common shares in exchange for the cash payment to which they are entitled under the arrangement by properly completing and returning the enclosed letter of transmittal in accordance with the instructions contained therein, together with all other documents required thereby. Registered IAX shareholders will not receive any cash payment on the effective date, or any time thereafter, unless they have returned the certificate(s) representing their IAX common shares, together with the letter of transmittal properly completed and all other documents contemplated thereby.

Holders of IAX stock options or restricted stock units are not required to return any certificates or agreements representing such options.  On the date that the arrangement becomes effective, IAX will arrange for payment of the cash amount, if any, owing to such holders.

The procedure for properly completing and returning a letter of transmittal is as follows:

•

fill in the details of the certificate(s) representing the IAX common shares held by the registered shareholder on the table contained on page 1 of the letter of transmittal and enclose such certificate(s) with the letter of transmittal;

•

print or type the information required on page 2 of the letter of transmittal in connection with the provision of names and addresses in the applicable circumstances;

•

date and properly sign the letter of transmittal on page 2 in accordance with the instructions set out in Sections 3, 4 or 5 therein, as applicable;

•

IRS Form W-9: Request for Taxpayer Identification Number and Certification; and

•

if a certificate representing IAX common shares has been lost or destroyed, complete and enclose with the completed letter of transmittal a Lost Certificate Notice (which may be obtained from Computershare) in accordance with the instructions set out in Section 6 of the letter of transmittal, and

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deliver all such documents, as applicable, in the appropriate enclosed return envelope addressed to Computershare at the address provided in the letter of transmittal.

Regulatory Approval

(See Page 40)

The Business Corporations Act (British Columbia) requires that the Supreme Court of British Columbia approve the arrangement.

Completion of the Arrangement

IAX and Kinderhook currently expects the arrangement to be completed by May 2010. However, we cannot predict the exact timing of the completion of the arrangement or whether the arrangement will be completed. In order to complete the arrangement, IAX shareholders must adopt the special resolution authorizing and approving the arrangement, and the other closing conditions under the arrangement agreement must be satisfied or, to the extent legally permitted, waived.

Current Market Price of IAX Common Shares

(See Page 53)

The closing sale price of IAX common shares on the NYSE Amex stock exchange (symbol: IAX) on April 12, 2010 was $4.70. You are encouraged to obtain current market quotations for IAX common shares in connection with voting your shares.

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NOTICE TO UNITED STATES SHAREHOLDERS

The enforcement by IAX shareholders of civil liabilities under the United States federal securities laws may be affected adversely by the fact that IAX is incorporated or organized outside the United States, that some or all of the officers and directors of IAX and the experts named herein may be resident outside of the United States, and that all or a substantial portion of the assets of IAX or those persons are located outside the United States.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents referred to in this proxy statement, contain forward-looking statements based on estimates and assumptions. Forward-looking statements include information regarding the expected completion, timing and effects of the arrangement and other information relating to the arrangement.  There are forward-looking statements throughout this proxy statement, including, without limitation in statements containing the words “believes,” “plans,” “expects,” “anticipates,” “intends,” “estimates,” “may,” “seeks” or other similar expressions.  Shareholders should be aware that forward-looking statements are based on IAX’s current estimates and assumptions and involve known and unknown risks and uncertainties.  Although IAX believes that the expectations reflected in these forward-looking statements are reasonable, IAX cannot assure you that the actual results or developments it anticipates will be realized, or even if realized, that such results will have the expected effects on the arrangement and the transactions contemplated by the arrangement agreement.  These forward-looking statements speak only as of the date on which the statements were made, and, except as required by law, IAX does not undertake an obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise. In addition to other factors and matters contained or incorporated by reference in this proxy statement, IAX believes the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

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the occurrence of any event, change or other circumstances that could give rise to the termination of the arrangement agreement and the payment of a termination fee by IAX or Kinderhook;

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the inability to complete the arrangement due to the failure to obtain shareholder or court approval, or to satisfy any of the other conditions of the arrangement agreement;

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the failure of the arrangement to close for any other reason;

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the risk that the proposed arrangement may disrupt IAX’s current plans and operations, and the potential difficulties in employee retention as a result of the arrangement;

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the effect of the announcement of the arrangement on IAX’s customer relationships, operating results and business generally;

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the amount of the costs, fees, expenses and charges related to the arrangement;

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the risk of unforeseen material adverse changes to IAX’s business or operations; and

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other risks detailed in IAX’s filings on SEDAR and with the United States Securities and Exchange Commission, or SEC, including IAX’s most recent filings of its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. See “Where You Can Find More Information” on page 56.

Many of the factors that will determine whether or when the arrangement will be consummated are beyond IAX’s ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect the views of IAX’s management only as of the date hereof. IAX cannot guarantee any future results, levels of activity, performance or achievements.

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THE SPECIAL MEETING

The enclosed proxy is solicited on behalf of the IAX board of directors for use at the special meeting of shareholders or at any adjournment or postponement thereof.

Date, Time and Place

We will hold the special meeting on Wednesday, May 12, 2010 at 10:00 a.m. (Pacific Time) at 2610 – 1066 West Hastings Street, Vancouver, BC V6E 3X1.

Purpose of the Special Meeting

At the special meeting, we will ask the holders of our common shares to adopt the special resolution authorizing and approving the arrangement and to consider and vote on such other business as may properly come before the special meeting and any adjournments or postponements of the meeting.

Record Date; Shares Entitled to Vote; Quorum

Only holders of record of our common shares at the close of business on March 19, 2010, the record date, are entitled to notice of, and to vote at, the special meeting. On the record date, 6,410,282 common shares were issued and outstanding and held by approximately 427 holders of record.  Holders of record of our common shares on the record date are entitled to one vote per share at the special meeting on the proposal to adopt the special resolution authorizing and approving the arrangement.

A quorum of shareholders is necessary to hold a valid special meeting. At the special meeting, Computershare, as scrutineer, will determine the presence of a quorum and tabulate the results of the votes by the IAX shareholders.  Under IAX’s articles, a quorum exists when two shareholders entitled to vote at the special meeting are present at the meeting, whether in person or by proxy, and hold or represent, in aggregate, at least 5% of the total number of issued and outstanding IAX common shares that are entitled to vote at the special meeting. Under the policies, rules and guidelines of NYSE Amex LLC, it is recommended that a quorum be at least 33 1/3% of the voting common shares represented. IAX intends to meet the recommendations of NYSE Amex LLC by adjourning the special meeting if less than 33 1/3% of the IAX common shares are present in person or represented by proxy at the special meeting. Under applicable British Columbia law, abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the special meeting.

Vote Required

You may vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting on, the proposal to adopt the special resolution authorizing and approving the arrangement.

The adoption of the special resolution authorizing and approving the arrangement requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon.  If you abstain, it will have no effect on the outcome of the proposal.

Registered Shareholders

If you are a registered holder of IAX common shares, you may vote by any of the following options:

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in person by appearing at the special meeting; or

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completing, dating and signing the enclosed proxy card or some other suitable form of proxy and returning it to Computershare Investor Services Inc., or Computershare, by hand or in the enclosed return envelope to Computershare at 9th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1; or

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vote using the Internet at www.investorvote.com; or

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vote by telephone at 1-866-732-VOTE (8683); or

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vote by facsimile at 1-866-249-7775 (North America, toll-free) or 1-416-263-9544,

in all cases ensuring that the proxy is received by 10:00 a.m. (Pacific Time) on May 10, 2010 or at least 48 hours (excluding Saturdays, Sundays and Canadian holidays) before the time to which the meeting is adjourned or

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postponed. Failure to complete or deposit a proxy properly may result in its invalidation. The time limit for the deposit of proxies may be waived by the IAX board of directors at its discretion without notice.

Beneficial Shareholders

If your IAX common shares are held in “street name,” i.e., by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee that you must follow in order to have your shares voted.  If you have not received such voting instructions or require further information regarding such voting instructions, contact your brokerage firm, bank, trust or other nominee, as the case may be.  Brokers who hold IAX common shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are typically not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as adoption of the special resolution authorizing and approving the arrangement, without specific instructions from the beneficial owner. Broker non-votes are shares held by a broker or other nominee that are present in person or represented at the meeting, but with respect to which the broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal and the broker does not have discretionary voting power on such proposal. Because it is expected that brokers and other nominees will not have discretionary authority to vote on the proposal, IAX anticipates that there will not be any broker non-votes in connection with the proposal. If your broker or other nominee holds your IAX common shares in “street name,” your broker or other nominee will vote your shares only if you provide instructions on how to vote. Please follow the directions on the voting instruction form sent to you by your broker or other nominee with this proxy statement.

Although as a beneficial shareholder you may not be recognized directly at the meeting for the purposes of voting IAX common shares registered in the name of your brokerage firm, bank, trust or other nominee, you may attend the meeting as proxyholder for your brokerage firm, bank, trust or other nominee and vote your IAX common shares in that capacity. If you wish to attend the meeting and indirectly vote your IAX common shares as proxyholder for your brokerage firm, bank, trust or other nominee, you should enter your own name in the blank space on the voting instruction form provided to you and return the same to your brokerage firm, bank, trust or other nominee in accordance with the instructions provided by your brokerage firm, bank, trust or other nominee, well in advance of the meeting.

Alternatively, you may request in writing that your brokerage firm, bank, trust or other nominee send to you a legal proxy which would enable you to attend the meeting and vote your IAX common shares.

Revocation of Proxies

In addition to revocation in any other manner permitted by law, a registered IAX shareholder who has given a proxy may revoke it by:

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executing a proxy bearing a later date or by executing a valid notice of revocation, either of which must be executed by you as the IAX shareholder or by your authorized attorney in writing, or, if a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date or the notice of revocation to Computershare by hand at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1 before 10:00 a.m. (Pacific Time) on Monday, May 10, 2010, or to the address of the office of IAX at 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8, at any time before 10:00 a.m. (Pacific Time) on Monday, May 10, 2010 or, if the special meeting is adjourned or postponed, the last business day before any reconvening or holding thereof, or to the chair of the special meeting on the day of the special meeting or any reconvening thereto; or

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in the case of registered shareholders only, personally attending the special meeting and voting your IAX common shares.

A beneficial shareholder who has submitted voting instructions using a voting instruction form may revoke their voting instructions by delivering to the relevant intermediary new voting instructions such that the intermediary receives the new voting instructions before 10:00 a.m. (Pacific Time) on May 7, 2010, or if the meeting is adjourned or postponed, the last business day before any reconvening or holding thereof.

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Adjournments and Postponements

Although it is not currently expected, the special meeting may be adjourned or postponed.  IAX’s articles provide that any adjournment may be made without notice if announced at the meeting at which the adjournment is taken and if the adjournment is to a date that is not greater than 30 days after the original date fixed for the special meeting and no new record date is fixed for the adjourned meeting. Any adjournment or postponement of the special meeting will allow IAX shareholders who have already sent in their proxies to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

Appointment of Proxyholders

The individuals named in the accompanying proxy are officers or directors of IAX.  Each IAX shareholder entitled to vote at the meeting has the right to appoint an individual or company other than either person named in the proxy, who need not be an IAX shareholder, to attend and act for the IAX shareholder and on the IAX shareholder’s behalf at the special meeting.  An IAX shareholder may do so either by inserting the name of that other person in the blank space provided in the proxy or by completing and delivering another suitable form of proxy.

Solicitation of Proxies

All solicitation costs will be borne by IAX.  Proxies will be solicited primarily by mail, but proxies may also be solicited personally, by telephone or through electronic means (including via the Internet, e-mail or facsimile) by Laurel Hill Advisory Group, IAX’s proxy solicitor or by directors, officers and employees of IAX.  IAX has arranged for brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the IAX common shares held of record by such persons, and IAX may reimburse such persons for reasonable fees and disbursements incurred by them in so doing.

Availability of Documents

Documents incorporated by reference in this proxy statement (excluding exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents) will be provided by first class mail without charge to each person to whom this proxy statement is delivered upon written or oral request of such person. In addition, our list of shareholders entitled to vote at the special meeting will be available for inspection at our principal executive offices at least 10 days prior to the date of the special meeting and continuing through the special meeting for any purpose related to the meeting; the list will also be available at the meeting for inspection by any shareholder present at the meeting. See “Where You Can Find More Information” on page 56 for more information regarding where you may request any of the documents incorporated by reference in this proxy statement or other information concerning IAX.

THE COMPANIES

International Absorbents Inc.

International Absorbents Inc. develops, manufactures and markets patented and proprietary cost-effective consumer and commercial products derived from recycled, renewable materials. These environmentally safe products outperform conventional products used in a broad range of consumer and industrial applications, including retail and commercial pet bedding and litter, oil and hazardous liquid spill cleanup and control, and oil and water filtration, and packaging.  IAX’s principal executive offices are located at 1569 Dempsey Road, North Vancouver, British Columbia, V7K 1S8 Canada, and its telephone number is 604-681-6181.  See also “Where You Can Find More Information” on page 56.  IAX’s common shares are publicly traded on the NYSE Amex stock exchange under the symbol “IAX.”

Kinderhook Industries LLC

Kinderhook Industries LLC is a New York based private equity firm with $600 million of committed capital. Kinderhook’s investment philosophy is based on partnering with exceptional management and adding the firm's operating partner network and capital across a variety of industries to support growth of smaller middle-market companies throughout North America. For additional information, visit http://www.kinderhook.com.  IAX Acquisition Corporation is a wholly owned subsidiary of an affiliate of Kinderhook Industries LLC.  IAX Canada Acquisition Company Inc. is a wholly owned subsidiary of IAX Acquisition Corporation, both of which are acquisition entities formed to consummate the transactions contemplated by the arrangement agreement.

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THE ARRANGEMENT

This discussion of the arrangement is qualified in its entirety by reference to the arrangement agreement, which is attached to this proxy statement as Appendix A, and is incorporated by reference into this proxy statement.  You should read the entire arrangement agreement carefully as it is the legal document that governs the arrangement.

The Arrangement

The arrangement agreement, dated as of December 14, 2009, among IAX, IAX Acquisition Corporation and IAX Canada Acquisition Company Inc., provides that IAX Canada Acquisition Company Inc. will acquire all of the outstanding IAX common shares.  A copy of the arrangement agreement is attached to this proxy statement as Appendix A.  As a result of the arrangement, IAX will become a wholly owned subsidiary of IAX Canada Acquisition Company Inc.  Upon completion of the proposed arrangement, IAX common shares will no longer be listed on any stock exchange or quotation system.  At the effective time of the arrangement, each outstanding IAX common share will be automatically transferred to IAX Canada Acquisition Company Inc. in exchange for $4.75 in cash, without interest and less any applicable withholding taxes (other than IAX common shares held by any holder who has properly exercised its dissent right).  We refer to this amount in this proxy statement as the arrangement consideration.

Approval of Arrangement Resolution

At the meeting, IAX shareholders will be asked to approve the special resolution authorizing and approving the arrangement substantially in the form set out in Appendix B to this proxy statement.  The adoption of this special resolution requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon.

Background to the Arrangement

The provisions of the arrangement agreement are the result of arm’s length negotiations among representatives of IAX and Kinderhook and their respective legal and financial advisors.  The following is a summary of the background to the execution of the arrangement agreement.

The strategic alternatives special committee is a standing committee of the IAX board of directors and is comprised entirely of independent directors as follows: Michael Bentley, its Chairman, Lionel Dodd, Daniel Whittle and John Sutherland.  It was formed in January 2007 to consider, among other things, alternatives to the public listing of IAX.  The implementation of the Sarbanes-Oxley Act of 2002 and related regulations resulted in additional reporting and compliance obligations for IAX.  As a result of these enhanced reporting and compliance obligations, IAX has incurred, in aggregate, close to $1 million annually in additional expenses, which has directly impacted IAX’s operating profits during those periods.  Additionally, the market for the shares of IAX has historically been thinly traded, and the IAX board of directors believed that the IAX common share market price in January 2007 did not reflect the underlying value of the business.

In early 2007, IAX received unsolicited expressions of interest from potential acquirors. These were referred to the strategic alternatives special committee. In response, the committee engaged McCullough O’Connor Irwin LLP as its legal advisor, and also engaged Capital West Partners, or Capital West, as its financial advisor.  The committee, with the assistance of its advisors, canvassed the market for other financial or strategic buyers.  While the process was successful in attracting several suitable offers, it ultimately failed as the market price of IAX common shares rose to a level that made it unlikely that shareholders would accept any of the potential third-party offers.

On December 19, 2008, the strategic alternatives special committee received an expression of interest from Arctic Acquisitions Inc., or Arctic, a potential acquiror affiliated with certain members of IAX’s management, including Gordon L. Ellis, CEO, President and Chairman of IAX, Douglas Ellis, Chief Operating Officer of IAX and President of Absorption Corp., and David Thompson, Chief Financial Officer and Corporate Secretary of IAX.

Following receipt of that offer from Arctic, the strategic alternatives special committee engaged in a thorough and exhaustive process, as described below, involving approximately 31 meetings to respond to the expression of interest from Arctic, review the advisability of a sale in the current economic climate, and consider

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alternatives.  Unless otherwise noted, all meetings were attended by all members of the strategic alternatives special committee and its legal and financial advisors.

On December 30, 2008, the strategic alternatives special committee met in person with its legal and financial advisors to consider the December 19, 2008 expression of interest from Arctic.  Counsel advised the strategic alternatives special committee with respect to the need to respond to Arctic and advised the strategic alternatives special committee regarding its fiduciary duties.  In analyzing the Arctic expression of interest, the strategic alternatives special committee considered the following:  (a) whether it was the right time to consider acquisition proposals in the current economic climate; (b) the likelihood of a superior offer; (c) the fairness of the indicative offer price range; and (d) notwithstanding current market conditions, the best interests of the shareholders.  There was general agreement at the meeting that in the case of Arctic, with unsolicited interest and insider knowledge, granting exclusivity to Arctic was not warranted, but that the strategic alternatives special committee would invite Arctic to improve its offer.  The strategic alternatives special committee instructed counsel to respond to Arctic on that basis and requested its financial advisor, Capital West Partners, or Capital West, to make a proposal for its engagement as advisors in a potential sales process.

At an in-person meeting of the strategic alternatives special committee on December 31, 2008, the strategic alternatives special committee reviewed and approved the response letter to Arctic and considered the proposed engagement terms with Capital West.

At a meeting of the strategic alternatives special committee held on February 10, 2009, attended by the committee members only, the committee discussed the information received that Arctic was seeking a lock-up agreement with a key shareholder and that Arctic may return with a letter of intent with a definitive price in two weeks.  The strategic alternatives special committee also reviewed the terms and conditions of the proposed January 2, 2009 Capital West engagement letter. Consideration was given to the risk of engaging Capital West at that time, given potential costs and benefits.  It was agreed that Capital West should be retained as soon as possible subject to clarifications and adjustments to the proposed engagement to protect against incurring a fee if no letter of intent was received.  The strategic alternatives special committee discussed IAX’s existing shareholder rights plan, which was to expire in June 2009. It was agreed that should an offer be received, the strategic alternatives special committee would need to consider whether or not to utilize the available options under the plan while it was in place. The strategic alternatives special committee discussed the current business risk factors, including the economy, customer concentration and customer health, the thinly traded share activity contributing to potential share price volatility and other factors.

During the February 10 meeting, Mr. Bentley reported that he had a brief meeting with Wayne Henderson, the financial advisor to Arctic, at Mr. Henderson’s request, on January 13, 2009.  Mr. Henderson wanted to clarify issues raised in the strategic alternatives special committee’s letter of December 31 to Arctic.  Mr. Bentley advised Mr. Henderson that any offers made to the strategic alternatives special committee by Arctic would need to meet the highest thresholds of objectivity.  Mr. Henderson said it was unlikely that the strategic alternatives special committee would hear anything further from Arctic before February as management was focused on the January 31, 2009 year-end and that there had been only modest progress made by Arctic with respect to its expression of interest.

At a telephonic meeting of the strategic alternatives special committee held on February 13, 2009 attended by the committee members and Capital West, the strategic alternatives special committee discussed the Capital West engagement letter and work plan and process.  The committee agreed to the financial terms of the engagement, which were one percent (1%) of the value of a transaction consummated with Arctic within ten cents per share of an initial offer; and two percent (2%) of the value of a transaction consummated with any buyer at least ten cents per share greater than an initial offer from Arctic (if Arctic made an offer). The strategic alternatives special committee decided to engage Capital West on those terms, subject to having counsel review the agreement and receiving a letter of intent from Arctic.

During each meeting of the strategic alternatives special committee  at which Capital West was present, Capital West reported on trading information for IAX’s shares.

At a telephonic meeting of the strategic alternatives special committee held on February 21, 2009 attended by the committee members only, the committee discussed the Capital West engagement, including comments received from legal counsel on the engagement letter, and recent Arctic communications.  The strategic alternatives special committee considered, among other things, the most effective process for generating offers that would be in

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shareholders’ best interest in the event that an offer from Arctic was received and the ongoing needs of IAX in executing its approved business strategy without the distraction of a potential Arctic offer.  The strategic alternatives special committee decided to advise Arctic to confirm by 5:00 p.m. on February 28 of Arctic’s intent to proceed with an offer to the strategic alternatives special committee or withdraw from consideration thereof until at least January 31, 2010.  The strategic alternatives special committee also decided to advise Arctic that the committee would agree with Capital West to a success fee of up to 2%, in addition to any fees paid for a fairness opinion, on any possible transaction. Arctic requested to meet with the strategic alternatives special committee’s legal counsel to discuss the process, and the committee agreed to instruct counsel to meet with Arctic. On February 24, 2009, Mr. Bentley and the strategic alternatives special committee counsel met with Arctic’s counsel to discuss process. On behalf of the strategic alternatives special committee, Mr. Bentley advised Arctic that the strategic alternatives special committee was not prepared to commit to a particular process or limit its options to maximize shareholder value without an offer from Arctic. On March 6, 2009, Arctic advised the strategic alternatives special committee by letter that it would not proceed with an offer at that time.

On April 9, 2009, Arctic advised the strategic alternatives special committee by letter that it wished to commence discussions with various financing sources which would require a due diligence investigation of IAX, subject to signing appropriate confidentiality agreements.  Arctic further suggested that, if the strategic alternatives special committee accepted an offer from Arctic, the strategic alternatives special committee could engage in a 45-day “go shop” period during which the strategic alternatives special committee could solicit alternate proposals.

The strategic alternatives special committee held a telephonic meeting later in the day on April 9, 2009 with counsel, but without Capital West, to discuss recent activity involving Arctic. Mr. Bentley reported that he met with Arctic and Mr. Henderson on April 3, 2009, who advised Mr. Bentley that Arctic was moving forward and would submit a letter to the strategic alternatives special committee.  The committee also discussed the Arctic proposed form of confidentiality agreement that Arctic intended to use with its potential bank and equity partners.  The strategic alternatives special committee decided to authorize a data room for Arctic’s financial partners subject to assurance that the committee-appointed financial advisor would have full access on the same date as Arctic. The strategic alternatives special committee also decided that Capital West should be engaged as soon as possible.

The strategic alternatives special committee held a telephonic meeting on April 17, 2009 with counsel and Capital West.  Capital West reviewed the April 9, 2009 letter from Arctic and raised concerns regarding the proposed process and recommended that the strategic alternatives special committee assume control over the process and commence a search for alternate proposals immediately.

The strategic alternatives special committee held a telephonic meeting on April 24, 2009.  Capital West reported on recent developments and an information request received from Arctic.  The strategic alternatives special committee determined that Arctic would be treated no differently than any other potential purchaser and would receive no information to which others were not privy.  Counsel reported that the form of confidentiality agreement had been finalized.

The strategic alternatives special committee held a telephonic meeting on May 15, 2009.  Capital West advised that it required further information but provided an indicative range of values to the strategic alternatives special committee and noted that the values could change with further information, including updated forecasts that would be determined following the interviews with management. Capital West indicated that a confidential information memorandum could be prepared in approximately two weeks, and the committee directed Capital West to proceed with preparing the confidential information memorandum.

At a telephonic meeting of the strategic alternatives special committee held on May 28, 2009, Capital West reported that it expected to have a draft confidential information memorandum available for review the following week with possible approval June 5, 2009. There was discussion about the process, disclosure, and potential impacts on a bid process.  Capital West expressed the opinion that the best option was to stay the course and treat Arctic as one of the possible participants. There was no action to be taken by the committee until a confidential information memorandum was reviewed and/or the committee received an offer from Arctic.

At an in-person meeting held on June 5, 2009, the strategic alternatives special committee reviewed and commented on a draft of the confidential information memorandum. The committee also discussed governance issues which may arise if an offer was received from Arctic.

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Under the terms of IAX’s May 1, 2006 shareholder rights plan agreement, IAX was required to obtain ratification by the shareholders of the rights plan at the annual general meeting held in 2009 and every three years thereafter. The board of directors considered that it was in the best interests of the shareholders of IAX that the rights plan remain in place, and at the annual general meeting held on June 10, 2009, the shareholders of IAX ratified the continued existence of IAX’s shareholder rights plan dated May 1, 2006.

At a meeting of the strategic alternatives special committee held on June 10, 2009, attended by the committee members only, the committee approved the most recent draft of the confidential information memorandum. The committee discussed information received from Arctic that Arctic’s equity partners had completed their due diligence and that bank approval was imminent. The strategic alternatives special committee reviewed its prior considerations, including the appropriateness of activating a possible sale process of the business, hypothetically independent of Arctic’s interest and also in consideration of Arctic’s communicated status.  The meeting recessed to June 12, 2009, when the strategic alternatives special committee voted to instruct Capital West to commence with the process to solicit competing proposals to the one which was expected to come from Arctic and negotiate a transaction to closing.

At in-person meetings held on June 19 and July 3, 2009, Capital West reported that it had contacted 17 strategic and financial candidates up to that time, five of which had signed confidentiality agreements.

On July 3, 2009, Arctic submitted a letter of intent expressing interest in purchasing IAX for $3.30 per share.

At an in-person meeting of the strategic alternatives special committee held on July 6, 2009, the strategic alternatives special committee reported on the letter of intent received on July 3, 2009 from Arctic.  Capital West recommended declining the offer, noting that it was not at a significant premium to market and not so compelling as to justify exclusivity and some of the other deal protection provisions contained in the offer.  Counsel provided the strategic alternatives special committee with a summary of recent court decisions in Canada and the United States with respect to directors’ duties in a sales process.  Counsel was instructed to decline the offer but to express a willingness to engage in further negotiations on superior terms.

The strategic alternatives special committee held a telephonic meeting on July 10, 2009.  Among other things discussed were the anticipated filing of a Form 13D/A by Arctic, which included disclosure of the substance of Arctic’s July 3, 2009 offer letter, and a request by Arctic for reimbursement of its out-of-pocket costs in making its offer and initiating the sales process.

The telephonic meeting of the strategic alternatives special committee held on July 10, 2009 resumed again on July 17 with the same participants.  Capital West provided an update on responses received to the sales process.  Mr. Bentley reported that he met with Gordon Ellis on behalf of Arctic on July 16, who provided a summary of Arctic’s estimate of costs. Mr. Bentley advised Mr. Ellis that the strategic alternatives special committee would consider a cost-reimbursement proposal.

The strategic alternatives special committee held a telephonic meeting on July 31, 2009.  Capital West provided a report on the sales process.  The committee decided that an invitation for bids would go out on August 4, with a deadline of August 11 in anticipation of a response by August 18.  The parties submitting offers would be narrowed to three for in-depth meetings.

At the July 31, 2009 telephonic meeting of the strategic alternatives special committee, the committee members discussed Arctic’s submitted and anticipated expenses in the event of an unsuccessful bid.  Capital West recommended that the committee agree to some cost reimbursement as IAX management (who formed Arctic) had been cooperative and their interest created a floor to any potential bid.  The committee considered the submitted expense details and whether they were reasonable for cost reimbursement (including relative to a typical break fee; the non-exclusive nature of Arctic’s expression of interest; positives generated by the interest; and management cooperation). The committee agreed to reimburse Arctic’s costs, up to CAN $350,000, upon the closing of a transaction or upon written notice that the current sales transaction has been terminated or suspended, conditioned upon IAX management (who formed Arctic) cooperating with the sale process.

The strategic alternatives special committee held an in-person meeting on August 7, 2009. At the meeting, Capital West provided an update on the process and a summary of parties contacted.  Capital West recommended

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setting up a separate data room in which the committee could have greater control of the information disclosed to each participant.

The strategic alternatives special committee held an in-person meeting on August 14, 2009, at which Capital West provided an update on the process, including parties who were no longer interested.  Capital West then reviewed each of six written expressions of interest and term sheets, including the expression of interest from Arctic.  Capital West indicated the second round would be narrowed to three parties, before narrowing it to one potential party. There was discussion regarding the expressions of interests and the advantages and disadvantages of each offer, including value, timing, financing, approval process and other considerations.  The strategic alternatives special committee then selected three parties to be invited to the second round, which did not include Arctic.  Conditions for the second round were discussed.

The strategic alternatives special committee held a telephonic meeting on August 20, 2009.  Capital West advised the committee that they had spoken to all the parties and confirmed that the three leading candidates had removed their conditions for participating in the second round.  One other party improved their offer and, with the agreement of the committee, had been included in the second round as well. The meeting was adjourned and reconvened later than day, and Capital West provided an update on management presentations and site visits by the four remaining parties.  The strategic alternatives special committee also discussed management’s concerns with releasing sensitive information to one of the second round bidders who was a competitor of IAX.

A telephonic meeting of the strategic alternatives special committee was held on August 28, 2009.  The committee discussed management’s revised financial forecasts and its implications for the sales process and management cooperation with the due diligence process.

At an in-person meeting of the strategic alternatives special committee held on September 1, 2009, Capital West reported on revised forecasts and variances from IAX’s strategic plan from October 2008. The committee discussed disclosure of the forecasts and procedures for access to information and presentations to interested parties.

At a telephonic meeting of the strategic alternatives special committee held on September 8, 2009, Capital West reported on the process and issues regarding IAX management’s cooperation in the provision of information.

At a telephonic meeting of the strategic alternatives special committee held on September 18, 2009, Capital West reported on the process.  The participation of a strategic bidder was creating challenges due to competitive information concerns.  The strategic alternatives special committee considered the advantages and disadvantages of the continued participation of a strategic bidder and determined to continue to include the strategic party in the process, but with careful controls around the provision of non-public information which might cause competitive harm to IAX.

The strategic alternatives special committee met again on October 2, 2009.  Capital West provided an update and the committee discussed the process for requesting final bid letters, which were expected by approximately October 15, 2009. During October, the strategic alternatives special committee asked NYSE Amex LLC to report to them on any unusual trading activity in IAX’s shares.

On October 15, 2009, Arctic also tendered an amended unsolicited bid to the strategic alternatives special committee.  While Arctic had not been selected to participate in the final round, the committee determined to consider the offer, as the value was within the range of the other offers and offered superior transaction certainty because of the absence of a due diligence condition.

The strategic alternatives special committee met in person at the offices of Capital West on October 16, 2009 to review the four offers received to date and asked Capital West to seek more information relating to certain of the bids.

The strategic alternatives special committee met in person at the offices of Capital West on October 20, 2009 to review the final four bids and instructed Capital West to contact each bidder, review perceived weakness in their respective offers and ask them to improve their offers.

The strategic alternatives special committee met in person at the offices of Capital West on October 23, 2009 to review the final bids. A verbal expression of interest had also been received from the strategic bidder, but given limitations with access to information, was still expressed as a range of values rather than a fixed price. The

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committee decided to select Kinderhook as the successful bidder.  Capital West was instructed to contact Kinderhook and the other parties.

The strategic alternatives special committee, other than Daniel Whittle, who was unable to attend, met by conference call on October 30, 2009 to review progress.  Kinderhook had been informed that their final offer had been selected, and the committee discussed and approved the form of exclusivity agreement requested by Kinderhook, and settled between Kinderhook’s counsel and the strategic alternatives special committee’s counsel, which provided for exclusivity until December 7, 2009. The agreement provided that during the exclusivity period, Kinderhook would have the opportunity to complete confirmatory due diligence and the parties would negotiate definitive agreements.  The committee reviewed the process and projected timing for completing the transaction as a “cash-out” plan of arrangement under British Columbia law.  Additionally, the committee reviewed the schedule for site visits by Kinderhook and communications with management.

The strategic alternatives special committee met by conference call on November 17, 2009 and reviewed progress on due diligence by Kinderhook, negotiation of the arrangement agreement and drafting of the proxy materials for the proposed shareholders meeting.  The committee adjusted its proposed meeting schedule to accommodate delays in the receipt of the first draft of the arrangement agreement.

The strategic alternatives special committee met in person at the offices of its counsel on November 25, 2009 to review the draft arrangement agreement prepared by Kinderhook’s counsel, as well as timelines regarding the December 7, 2009 expiry of the exclusivity period. Comments and questions on the draft arrangement agreement were discussed, and the strategic alternatives special committee’s counsel was instructed to communicate the comments to Kinderhook’s counsel.

The strategic alternatives special committee met in person at the offices of its counsel on December 2, 2009 to review the draft plan of arrangement and a support agreement which certain executive officers of IAX were being asked by Kinderhook to sign, as well as a draft of this proxy statement. Capital West Partners presented a draft of their fairness opinion and this was discussed by the strategic alternatives special committee.

The strategic alternatives special committee, other than John Sutherland who was unable to attend, met in person at the offices of its counsel on December 4, 2009 to review a revised draft of the arrangement agreement. The strategic alternatives special committee also discussed the outstanding documentation and the likelihood that all documents could be settled and signed by December 7, 2009. On December 7, 2009, the strategic alternatives special committee agreed to an extension to the exclusivity period to 12:00 p.m. (Pacific Standard Time) on December 11, 2009.

The strategic alternatives special committee held telephonic meetings on December 8 and 10, 2009 and met in person at the offices of Capital West Partners on December 9, 2009 to discuss progress and the arrangement agreement and related documentation. On December 11, 2009 the strategic alternatives special committee met in person at the offices of Capital West Partners to review the final changes to the arrangement agreement and to approve the arrangement. Capital West Partners presented its fairness opinion to the strategic alternatives special committee at this meeting. At the meeting, the strategic alternatives special committee voted to approve the arrangement and recommend to the board that it approve the arrangement, subject to the resolution of certain outstanding issues at that time.  After the close of market on December 11, 2009, the board of directors, with Gordon Ellis declaring his interest in the arrangement as a member of management abstaining, approved and adopted the arrangement agreement and granted the authority to any one director to finalize the agreement.  The strategic alternatives special committee held telephonic meetings on December 12 and 14, 2009 during which the remaining outstanding issues were discussed. Email communication among the committee members occurred on December 14, 2009 and all outstanding issues were resolved.

On January 15, 2010, IAX received an unsolicited expression of interest from American Wood Fibers, Inc., or AWF, a direct strategic competitor of IAX.  This expression of interest constituted an “acquisition proposal” within the meaning of the arrangement agreement.  AWF indicated that it would be interested in discussing, negotiating and entering into a transaction or series of transactions to acquire all of the IAX common shares at a price of $5.15 per IAX common share subject to due diligence, financial, legal, regulatory, cross-border and other considerations and reaching mutually satisfactory definitive agreements with IAX.  On January 18, 2010, the strategic alternatives special committee held a telephonic meeting to consider the expression of interest.  At the meeting, the strategic alternatives special committee members consulted with their financial advisor, their Canadian legal counsel regarding the terms of the arrangement agreement with Kinderhook and their statutory and fiduciary

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duties and with their United States legal counsel regarding IAX’s disclosure obligations under applicable United States federal law.  On January 19, 2010, IAX sent a letter to AWF informing AWF that strategic alternatives special committee concluded that the expression of interest did not constitute a “superior proposal” under the arrangement agreement and, as a result, IAX was contractually prohibited from engaging in discussions with AWF.

IAX received a second letter from AWF on January 22, 2010 indicating that AWF would be willing to increase the consideration payable to $5.25 per IAX common share and stating that AWF had the financing necessary to complete the transaction.  The strategic alternatives special committee held a telephonic meeting on January 25, 2010 to consider the revised expression of interest and consult with legal counsel and its financial advisor. The strategic alternatives special committee determined that the letters constituted only a preliminary expression of interest and an invitation to commence discussions and noted both that the letters did not contain all of the terms and conditions of AWF’s proposed offer and that the offer remained subject to due diligence, financial, legal, regulatory, cross-border and other considerations and reaching mutually satisfactory definitive agreements with IAX.  The strategic alternatives special committee concluded that it did not have the information necessary to assess whether AWF’s proposed offer was likely to result in a binding agreement at the price indicated in the letters or whether such offer would reasonably be capable of being completed without undue delay.  Further, the strategic alternatives special committee was concerned that sharing due diligence information with a direct strategic competitor such as AWF would harm the competitive position of IAX and impair the value of IAX’s business.  Accordingly, on January 26, 2010 IAX sent a letter to AWF informing it that the strategic alternatives special committee concluded that AWF’s proposed offer did not constitute a “superior proposal” under the arrangement agreement and, as a result, IAX was contractually prohibited from engaging in further discussions.

On January 28, 2010, IAX received a third letter from AWF indicating that AWF would be willing to enter into an agreement with IAX on the same material and substantive terms and conditions as contained in the arrangement agreement, and referred to in AWF’s letter received January 15, 2010, except that AWF would be willing to pay $5.25 per IAX common share outstanding.  The offer remained subject to due diligence, financial, legal, regulatory, cross-border and other considerations and reaching mutually satisfactory definitive agreements with IAX. On January 29, 2010, the strategic alternatives special committee held a telephonic meeting to consider AWF’s latest correspondence and consulted with its legal counsel and financial advisor. The committee determined that, due to the uncertainties contained in AWF’s proposal, including the terms and conditions referred to in AWF’s letter received January 15, 2010, as well as the considerations outlined at the committee’s previous meeting, AWF’s proposal was not a “superior proposal” under the arrangement agreement. Accordingly, on February 1, 2010, IAX sent a letter to AWF stating that the strategic alternatives special committee determined that the proposal was not a “superior proposal” under the arrangement agreement and, as a result, IAX was still contractually prohibited from engaging in discussions with AWF.

Reasons for the Arrangement and Recommendation of the IAX Board of Directors

The IAX board of directors, with Gordon Ellis declaring his interest in the arrangement as a member of management and abstaining from voting, has (i) determined that the arrangement agreement and the terms and conditions of the arrangement are fair to, advisable and in the best interests of IAX and its shareholders, (ii) approved and adopted the arrangement agreement and the arrangement, and (iii) recommended that all of our shareholders vote in favour of adoption of the special resolution authorizing and approving the arrangement.

In reaching its determination, the IAX board of directors consulted with its financial and legal advisors, as well as IAX’s management, and reviewed (i) historical information concerning IAX’s business, financial performance and condition, operations, technology and competitive position; (ii) the current financial condition, results of operations, businesses and strategic objectives of IAX; (iii) current financial market conditions and historical market prices, volatility and trading information with respect to IAX common shares; (iv) the consideration to be received by IAX’s shareholders in the arrangement; (v) the terms of the arrangement agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations; (vi) the potentially interested parties contacted by or on behalf of IAX and the acquisition proposals submitted by interested parties, possible alternative strategies as well as the prospects of IAX as an independent company; and (viii) Capital West’s opinion to the effect that, as of the date of such opinion and subject to the factors, assumptions, qualifications and limitations set forth therein, the consideration to be paid to holders of IAX common shares in the arrangement was fair, from a financial point of view, to such holders.

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In addition, our board considered the following material factors:

Factors Relating to Challenges IAX Faces as a Public Company:  As a company registered under the Securities and Exchange Act of 1934, IAX faces significant costs which relate to being a public company, including legal costs, insurance costs, the costs of certain accounting and auditing activities and internal controls, the cost of annual meetings, the cost of preparing, printing and mailing corporate reports and proxy statements, the cost of investor relations activities and expenses related to compliance with the rules and regulations of NYSE Amex LLC.  IAX expects these costs to continue to increase.  In addition, IAX’s management devotes a substantial amount of time to matters that relate exclusively to IAX being a publicly held company. If the arrangement is consummated, IAX will be better able to focus its resources on its business and operations as a private company rather than as a public company.

Extensive Sale Process. The strategic alternatives special committee conducted an extensive, multi-stage sale process involving 32 potential bidders. Provided that the potential bidder agreed to a non-disclosure agreement, the potential bidders were given the opportunity to perform comprehensive due diligence on IAX, including through detailed individual management presentations and access to an extensive due diligence data room. After completing the sale process, the strategic alternatives special committee considered Kinderhook’s offer to be the “best” offer, and believed it was unlikely that any other party’s offer would be better than Kinderhook’s offer. See “Background of the Arrangement” on page 21.

Arrangement Consideration. The strategic alternatives special committee concluded, based on negotiations with representatives of Kinderhook and the other information available to it, that it was unlikely that Kinderhook would be willing to pay more than $4.75 per IAX common share and, in light of the lack of competing better proposals, that Kinderhook’s offer of $4.75 per IAX common share was likely the best offer available for the IAX shareholders in an acquisition transaction.  In addition, the committee took into account the fact that the arrangement consideration consists solely of cash, which provides certainty of value to IAX shareholders.

Opinion of Capital West.  The strategic alternatives special committee considered the opinion of Capital West to the effect that, as of December 14, 2009, and based upon and subject to the various assumptions and limitations set forth in such opinion, the $4.75 per IAX common share consideration to be received by holders of IAX common shares pursuant to the arrangement agreement was fair from a financial point of view to such holders.  In connection with the strategic alternatives special committee’s consideration of the fairness opinion, it took note of the fact that Capital West will receive an additional payment contingent on the closing of the arrangement and that such a fee structure could create a potential conflict of interest insofar as Capital West could be viewed as having an incentive to provide an opinion that would not impede the closing of the arrangement, and determined that such potential conflict would not interfere with Capital West’s independence.  The strategic alternatives special committee noted that such payments are customary in financial advisor engagement letters.  IAX shareholders should read the opinion carefully and in its entirety. Capital West provided its opinion to the strategic alternatives special committee for the benefit and use of the strategic alternatives special committee in evaluating the fairness of the $4.75 per IAX common share consideration from a financial point of view.  The opinion of Capital West referenced above is not a recommendation as to how any of the IAX shareholders should vote or act with respect to the arrangement.

Negotiations.  The strategic alternatives special committee considered the fact that the arrangement agreement and the arrangement were the product of active arm’s-length negotiations between Kinderhook and the strategic alternatives special committee.  The strategic alternatives special committee believed that the competitive circumstances of the sale process assisted the strategic alternatives special committee in its negotiations.

Market Price and Premium.  The strategic alternatives special committee considered IAX’s historical market prices over the prior five-year period and recent trading activity of IAX common shares, including the fact that the proposed consideration of $4.75 per IAX common share in cash to be received by shareholders in the arrangement represents a premium of approximately 18.2% to the closing market price of IAX common shares on December 14, 2009, the last trading day prior to public announcement of the arrangement, and a 22.6% premium over the 20-day weighted average trading price of the IAX common shares.  The committee took into account, among other things, the extensive sale process that it had conducted, the highly uncertain nature of any meaningful increase in the market price in the near term and the substantial downside risk for shareholders in maintaining the status quo.

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Likelihood of a Higher Trading Price.  The strategic alternatives special committee, based on discussions with Capital West, considered that there did not appear to be any near-term catalyst that would support a meaningful increase in the IAX common share trading price absent a significant rise in the overall market.  The committee determined that, while it was possible that at some time in the future IAX common shares could trade in excess of the price offered in the arrangement, that prospect was highly uncertain and subject to substantial downside risk. In reaching this conclusion, the strategic alternatives special committee considered the fact that, even if the trading price for IAX common shares were to rise above $4.75 per IAX common share for a period of time, the liquidity and historical trading volume of IAX common shares would not necessarily permit all shareholders to sell their IAX common shares at that price, whereas the arrangement would provide immediate liquidity for shareholders at $4.75 per IAX common share.  Accordingly, the strategic alternatives special committee determined that the relative certainty of capturing enhanced value through the arrangement could be of significant benefit to IAX shareholders as compared to the mere possibility that at some undetermined future date IAX common shares might trade at a comparable or higher level.

Review of Possible Alternatives. The IAX board of directors reviewed possible alternatives to the arrangement (including the possibility of continuing to operate IAX as an independent entity), and the perceived risks thereof, the range of possible benefits to IAX shareholders of such alternatives, and the timing and uncertainty of successfully accomplishing any of such alternatives.

Terms of the Arrangement Agreement. The IAX board of directors considered the following terms of the arrangement agreement to be advantageous:

•

The Ability to Respond to Acquisition Proposals. Notwithstanding the limitations contained in the arrangement agreement on IAX’s ability to solicit additional interest from third parties, the arrangement agreement allows the IAX board of directors, at any time before the approval of the arrangement by the IAX shareholders, to engage in discussions or negotiations with respect to an unsolicited written acquisition proposal that the IAX board of directors believes in good faith may constitute a superior proposal and to make a change in recommendation of the IAX board of directors in respect of a superior proposal, subject to the terms and conditions contained in the arrangement agreement.

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Reasonable IAX Termination Fee. The IAX board believes that a termination fee equal to 4% of the total purchase price for the IAX shares that would be payable by IAX to Kinderhook if the arrangement agreement is terminated is within the range of reasonable termination fees provided for in comparable transactions and that it should not be a significant deterrent to other competing acquisition proposals.

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Kinderhook Termination Fee. The obligation of Kinderhook to pay a termination fee equal to 3% of the total purchase price for the IAX shares to IAX in certain circumstances provides another incentive for Kinderhook to complete the arrangement and provides additional assurances to IAX and IAX shareholders of the completion of the arrangement.

Required Approvals. The IAX board of directors considered the following required approvals to be protective of the rights of IAX shareholders:

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Shareholder Approval. The adoption of the special resolution authorizing and approving the arrangement requires the affirmative vote of the holders of at least two-thirds of the IAX votes cast at the special meeting and entitled to vote thereon.

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Court Approval. The arrangement must be approved by the Supreme Court of British Columbia which will consider, among other things, the fairness of the arrangement to IAX shareholders.

Potential Negative Factors Relating to the Arrangement.  In the course of its deliberations, the IAX board of directors also identified and considered a variety of risks and potentially negative factors in connection with the arrangement, including, but not limited to:

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The arrangement consideration consists solely of cash and will be taxable to IAX shareholders for U.S. federal income and Canadian income tax purposes.  In addition, because IAX shareholders are receiving cash for their stock, they will not participate after the consummation of the arrangement in any future growth.

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•

The arrangement agreement precludes IAX from actively soliciting alternative transaction proposals. The IAX board of directors concluded, however, that this limitation was reasonable because it is customary for transactions of this type; IAX had conducted a sale process prior to entering into the arrangement agreement with Kinderhook; and subject to the terms and conditions of the arrangement agreement, IAX has the right to engage in discussions or negotiations with any person or group that has made an unsolicited, bona fide written alternative transaction proposal that the IAX board of directors determines in good faith (after consultation with IAX’s outside legal counsel and financial advisor) is, or is reasonably likely to become, a superior proposal to Kinderhook’s proposal, and the right to terminate the arrangement agreement in order to accept such a superior proposal.

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IAX is obligated to pay to Kinderhook a termination fee of 4% of the total purchase price for the IAX shares if the arrangement agreement is terminated under certain circumstances. Although the IAX board of directors felt that these payment terms were reasonable when viewed in context with all other aspects of the arrangement agreement, it is possible that these provisions could discourage an alternative transaction proposal or reduce the price in an alternative transaction with a competing bidder.

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Certain of the IAX directors and officers may receive certain benefits that are different from, and in addition to, those of other IAX shareholders, including under employment arrangements to which certain executive officers are a party, the cash-out of previously unvested restricted stock units at the effective time of the arrangement, and rights to continued insurance and indemnification for six years following the effective time of the arrangement.  See “The Arrangement—Interests of Directors and Executive Officers of IAX in the Arrangement” on page 34.

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IAX may incur significant risks and costs if the arrangement does not close, including the diversion of management and employee attention during the period after the signing of the arrangement agreement, potential employee attrition and the potential effect on our business and customer relations. In that regard, under the arrangement agreement, IAX must conduct its business in the ordinary course and is subject to a variety of other restrictions on the conduct of its business prior to completion of the arrangement or termination of the arrangement agreement, which may delay or prevent IAX from undertaking business opportunities that may arise.

The foregoing summary of the information and factors considered by the IAX board of directors is not intended to be exhaustive but includes material information, factors and analysis considered by the IAX board of directors in reaching its conclusion and recommendation.  In view of the variety of factors and the amount of information considered in connection with its evaluation of the arrangement, the IAX board of directors did not find it practical to, and did not, quantify or otherwise attempt to assign any relative weight to each specific factor considered in reaching its conclusion and recommendation. The recommendation by the IAX board of directors was made after considering all of the above-noted factors and in light of the IAX board of directors’ knowledge of the business, financial condition and prospects of IAX, and was also based on the fairness opinion of Capital West and the advice of legal advisors to the IAX board of directors. In addition, individual members of the IAX board of directors may have assigned different weights to different factors.

THE BOARD OF DIRECTORS OF IAX, WITH GORDON ELLIS DECLARING HIS INTEREST IN THE ARRANGEMENT AS A MEMBER OF MANAGEMENT AND ABSTAINING FROM VOTING, HAS APPROVED THE ARRANGEMENT AGREEMENT AND THE ARRANGEMENT AND RECOMMENDS THAT IAX SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE SPECIAL RESOLUTION AUTHORIZING AND APPROVING THE ARRANGEMENT.

Fairness Opinion

Pursuant to an engagement letter dated April 14, 2009, IAX engaged Capital West as its financial advisor pursuant to which, among other things, Capital West agreed to provide the IAX board of directors with its opinion of the fairness of the consideration under the arrangement, from a financial point of view, to the IAX shareholders.

At the IAX strategic alternatives special committee meeting on December 11, 2009, Capital West made a financial presentation to the committee with respect to the financial fairness of the arrangement.  Capital West subsequently delivered its written fairness opinion dated December 14, 2009 that, as of the date thereof and based on and subject to various assumptions, limitations and qualifications, the consideration to be received by IAX shareholders pursuant to the arrangement was fair, from a financial point of view, to IAX shareholders.

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The full text of the written fairness opinion, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached to this proxy statement as Appendix C.  Capital West provided its opinion for the information and assistance of the strategic alternatives special committee in connection with its consideration of the arrangement.  The fairness opinion addresses only the fairness of the consideration under the arrangement agreement, is for the information of the strategic alternatives special committee in connection with its consideration of the proposed arrangement only, may be relied upon only by the strategic alternatives special committee and the IAX board of directors and is not a recommendation as to how any IAX shareholder should vote with respect to the special resolution authorizing and approving the arrangement.  IAX shareholders are urged to read the entire fairness opinion.  This summary of the fairness opinion is qualified in its entirety by reference to the full text of the opinion.

In connection with rendering its opinion described above and performing its related financial analyses, Capital West reviewed, considered and relied upon certain information related to IAX and the arrangement, including, without limitation:

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the arrangement agreement;

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the support agreement entered into by the IAX executive officers with Kinderhook;

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annual reports to shareholders and Annual Reports on Form 10-K for the fiscal years ended January 31, 2006, 2007, 2008 and 2009;

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Quarterly Reports on Form 10-Q for the fiscal periods ended October 31, 2008, April 30, 2009 and July 31, 2009;

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certain other communications from IAX to its shareholders; and

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certain internal financial analyses and forecasts for IAX prepared by Capital West and management of IAX.

Capital West also held discussions with senior officers of IAX regarding their assessment of the historical, current and future prospects of IAX.  In addition, Capital West:

•

reviewed the financial performance and stock trading history of IAX and other selected public companies; and

•

conducted such other analyses, investigations and research as it considered appropriate in the circumstances.

Capital West relied upon and assumed the completeness, accuracy, and fair presentation of all of the financial and other information, data, advice, opinions, and representations obtained by it from public sources and provided to it by IAX, or otherwise for purposes of rendering its opinion.  Subject to the exercise of professional judgement and except as expressly described in the written fairness opinion, Capital West did not attempt to verify independently the accuracy or completeness of any such information, representations, or warranties.

The internal financial analyses and forecasts for IAX furnished by IAX were prepared by the management of IAX.  IAX does not publicly disclose internal management analyses and forecasts of the type provided to Capital West in connection with Capital West’s analysis of the arrangement, and such analyses and forecasts were not prepared with a view toward public disclosure.  These analyses and forecasts were based on numerous variables and assumptions that are inherently uncertain and may be beyond the control of management, including, without limitation, factors related to general economic and competitive conditions.  Accordingly, actual results could vary significantly from those set forth in such analyses and forecasts.

IAX represented to Capital West that there have been no material changes or changes in material facts relating to any of the information, data, advice, assumptions, opinions and representations provided to Capital West by or on behalf of IAX, as applicable, that have not been disclosed to Capital West and that no change has occurred in the facts set out or referred to in any such information subsequent to the date thereof which would reasonably be expected to have a material effect on the opinion, and that they are not aware of any facts not disclosed to Capital West which would reasonably be expected to materially affect the opinion.

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In addition, Capital West did not make an independent valuation or appraisal of the assets and liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of IAX or any of its subsidiaries and Capital West was not furnished with any such valuation or appraisal.  Capital West’s opinion does not address the underlying business decision of IAX to enter into the arrangement.

The fairness opinion is rendered on the basis of securities markets, economic, financial and general business conditions prevailing as of December 14, 2009 and the condition and prospects, financial and otherwise, of IAX as they were reflected in the information provided to Capital West and as they were represented to Capital West in its discussions with management of IAX.  The analyses of Capital West must be considered as a whole; selecting portions of the analyses and of the factors considered by Capital West, without considering all factors and analyses in connection with the preparation of the fairness opinion, could create a misleading view of the process underlying the fairness opinion.  The preparation of a fairness opinion is a complex process and is not amenable to partial analysis or summary description.

The following is a summary of the material financial analyses presented by Capital West to the strategic alternatives special committee in connection with rendering its opinion.  The following summary, however, does not purport to be a complete description of the financial analyses performed by Capital West.  The order of analyses described does not represent the relative importance or weight given to those analyses by Capital West.  Rather, Capital West made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all the analyses.  Some of the summaries of the financial analyses include information presented in tabular format.  The tables must be read together with the full text of each summary and are alone not a complete description of Capital West’s financial analyses.  Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before December 14, 2009, and is not necessarily indicative of current market conditions.

Historical Premium Analysis

Capital West calculated the implied premium represented by the $4.75 per share purchase price to be received by the holders of IAX common stock pursuant to the Arrangement Agreement based on the following trading prices for IAX common stock:

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the closing price on December 10, 2009, the last trading day before Capital West made its presentation of its financial analysis to the strategic alternatives special committee;

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the closing price on October 15, 2009, the last trading day before final offers were received in the transaction process from various interested parties; and

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the volume weighted average trading prices for the twenty and fifty day periods prior to October 15, 2009 and December 11, 2009.

The results of Capital West’s calculations are reflected below:

	Stock Price or Volume Weighted Average	Implied Premium
Final Bid Deadline – October 15, 2009
Spot Price	3.35	42%
20-day volume weighted average price	3.45	38%
50-day volume weighted average price	3.33	43%

As at December 10, 2009
Spot Price	4.05	17%
20-day volume weighted average price	3.85	23%
50-day volume weighted average price	3.70	28%

Implied Transaction Multiples Analysis

Capital West calculated various implied transaction multiples based on the fully diluted equity consideration to be received by the holders of the outstanding shares of IAX common stock, giving effect to stock options and restricted stock grants that are or would become exercisable based on the arrangement agreement, or

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equity value, and the enterprise value of IAX, which is equity value, plus book value of net debt (which is total debt less cash and cash equivalents).  Capital West calculated equity value, enterprise value and the various multiples referred to below based on IAX’s latest publicly available information for historical results and projections prepared by the IAX’s management for estimated future results.  The following multiples were calculated for IAX:

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enterprise value as a multiple of net sales and earnings before interest, taxes, depreciation and amortization, or EBITDA; and

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enterprise value as a multiple of EBITDA normalized for one-time expenses and public company costs that would be eliminated if IAX was no longer publicly traded.

Each of the multiples was calculated for the latest 12 months, or LTM, ended October 31, 2009 and for the forecasted financial results for each of the fiscal years ended January 31, 2010 and 2011. The following table sets forth the results of this analysis:

Enterprise Value as a Multiple of
	Net Sales	EBITDA	Normalized EBITDA

LTM, October 31, 2009	0.9x	5.7x	4.5x
FY, January 31, 2010	0.9x	4.7x	4.1x
FY, January 31, 2011	0.8x	4.2x	3.7x

Discounted Cash Flow Analysis

Capital West performed an illustrative discounted cash flow analysis to determine a range of implied present values per share of IAX common shares.  All cash flows were discounted to the end of December 2009 and terminal values were based upon the maintainable EBITDA of the business and estimated fiscal year 2014 EBITDA multiples.  Forecasted financial information used in this analysis was based on projections provided by the management of IAX.  Capital West used discount rates ranging from 16% to 20%, reflecting estimates of the weighted average cost of capital of IAX (including the inherent risks of the company due to the recent decline in the retail pet industry and IAX dependence on a number of key customers), forecasts of IAX’s EBITDA through January 31, 2014 provided by IAX management and terminal EBITDA multiples ranging from 4.0x to 6.0x.  This analysis resulted in a range of implied present values of $4.37 to $5.44 per share of IAX common stock. The results of these analyses were as follows:

Implied Per Share Present Value
Discount Rate	Terminal Value Multiple of 2014F EBITDA
	4.0x	4.5x	5.0x	5.5x	6.0x
20.0%	4.37	4.56	4.76	4.95	5.14
19.0%	4.42	4.62	4.82	5.02	5.21
18.0%	4.48	4.68	4.88	5.09	5.29
17.0%	4.54	4.74	4.95	5.16	5.36
16.0%	4.60	4.81	5.02	5.23	5.44

Capital West prepared these analyses for purposes of Capital West providing its opinion to the strategic alternatives special committee as to the fairness, from a financial point of view, of the consideration to be received by the holders of the outstanding common shares of IAX common stock pursuant to the arrangement agreement.  These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold.  Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favourable than suggested by these analyses.  Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of IAX, Capital West or any other person assumes responsibility if future results are materially different from those forecast.  As described elsewhere in this proxy statement, Capital West’s opinion to the strategic alternatives special committee was one of many factors taken into consideration by the board of directors in making its determination to approve the arrangement agreement.

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The consideration under the arrangement agreement was determined through arms’-length negotiations between IAX and Kinderhook and was approved by the board of directors with Gordon Ellis declaring his interest and abstaining from voting.  Capital West provided advice to IAX during these negotiations.  Capital West did not, however, recommend any specific amount of consideration to IAX or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the arrangement agreement.

Capital West was selected by the strategic alternatives special committee because it is an independent investment banking firm specializing in corporate finance and advisory services to corporations and governments. Capital West and its principals have prepared numerous valuations and fairness opinions and have provided advisory services in a significant number of transactions involving private and publicly traded companies.  Capital West is not an insider, associate or affiliate (as such terms are defined under applicable U.S. and Canadian securities laws) of IAX, Kinderhook or any of their respective associates or affiliates.  Capital West was previously engaged by the strategic alternatives special committee in January 2007 to provide financial advisory services.  There are no understandings, agreements or commitments between Capital West, IAX, Kinderhook or any of their respective associates or affiliates with respect to future business dealings.

IAX has agreed to pay Capital West a fee for rendering the fairness opinion.  This fee was payable upon delivery of the fairness opinion and is not conditional upon completion of the arrangement.  In addition, Capital West is entitled to an additional fee contingent on the completion of the arrangement.  IAX has also agreed to indemnify Capital West and certain related persons against certain liabilities in connection with their engagement, including certain liabilities under applicable securities laws and regulations.

Fees, Costs and Expenses

All expenses incurred in connection with the arrangement agreement and the transactions contemplated by the arrangement agreement will be paid by the party incurring those expenses.

IAX estimates that it will incur fees and related expenses in the aggregate amount of approximately $1,780,000 if the arrangement is completed including, without limitation, financial advisory fees, fees in connection with the fairness opinion, legal and accounting fees, filing fees, proxy solicitation fees, the costs of preparing, printing and mailing this proxy statement and the agreed reimbursement of Arctic.

Interests of Directors and Executive Officers of IAX in the Arrangement

In considering the recommendation of the IAX board of directors that you vote to adopt the special resolution authorizing and approving the arrangement, you should be aware that IAX’s executive officers and directors have economic interests in the arrangement that are different from, or in addition to, those of IAX’s shareholders generally. The IAX board of directors was aware of and considered these interests, among other matters, in reaching its decisions to adopt and approve, and declare advisable, the arrangement agreement, the arrangement and the transactions contemplated by the arrangement agreement.

Potential Payments upon Termination or Change in Control.  The executive officers of IAX have entered into employment agreements with IAX that provide for payment of specified compensation and other benefits in connection with a termination following a change in control of IAX, including consummation of the arrangement.  The following is a description of the rights which the four executive officers have under their existing arrangements. As a result of  each of these officers agreeing to enter into new arrangements with Kinderhook, it is expected that these rights will not be triggered on completion of the arrangement.

Gordon L. Ellis – CEO, President and Chairman.  Under the terms of his employment agreement with IAX, in the event of a change in control, Mr. G. Ellis is entitled to exercise all options, whether vested or unvested, and any additional incentive packages, other than restricted stock units, previously granted to him which have not vested immediately upon the change in control being completed.  Restricted stock units held by Mr. G. Ellis will terminate unless Mr. G. Ellis provides continuous services to IAX or its successor (if that successor is approved by the IAX compensation committee) as an employee or independent contractor until the applicable determination date (as that date is defined in the restricted stock unit agreement).  If Mr. Ellis provides services to a permitted successor on a part-time basis up to the determination date, then such part-time service shall be deemed to meet the continuous service requirement if it amounts to at least fifty percent of the time spent in a full-time equivalent position.  In addition, Mr. Ellis is a principal of Arctic, which was a potential acquirer of IAX and has entered into an agreement

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with IAX regarding the reimbursement of certain of Arctic’s expenses.  Mr. Ellis declared his interest and abstained from voting, in his capacity of a director of IAX, on the arrangement agreement.

Shawn M. Dooley – Vice President Sales and Marketing.  Under the terms of his employment agreement with Absorption, as amended upon the completion of the arrangement, in the event of a change in control, Mr. Dooley is entitled to exercise any incentive equity previously granted to him that have not vested immediately upon such change in control.  Moreover, for a 12-month period following a change in control, Mr. Dooley could claim constructive dismissal upon relocation of the head office or reduction in Mr. Dooley’s compensation.  Note that Mr. Dooley must comply with certain procedural requirements in order to obtain severance payment upon constructive dismissal.  If Mr. Dooley is constructively dismissed in accordance with the terms of his employment agreement within the 12-month period following the consummation of the arrangement with Kinderhook, then Mr. Dooley shall have the right to claim severance as if he had been terminated without cause.

Douglas E. Ellis – Chief Operating Officer.  Under the terms of his employment agreement with Absorption, as amended upon the completion of the arrangement, in the event of a change in control, Mr. D. Ellis is entitled to exercise any incentive equity previously granted to him that have not vested immediately upon such change in control.  Moreover, for a 12-month period following a change in control, Mr. D. Ellis could claim constructive dismissal upon relocation of the head office or reduction in Mr. D. Ellis’s compensation.  Note that Mr. D. Ellis must comply with certain procedural requirements in order to obtain severance payment upon constructive dismissal.  If Mr. D. Ellis is constructively dismissed in accordance with the terms of his employment agreement within the 12-month period following the consummation of the arrangement with Kinderhook, then Mr. D. Ellis shall have the right to claim severance as if he had been terminated without cause.

David Thompson – Chief Financial Officer and Corporate Secretary.  Under the terms of his employment agreement with Absorption, as amended upon the completion of the arrangement, in the event of a change in control, Mr. Thompson is entitled to exercise any incentive equity previously granted to him that have not vested immediately upon such change in control.  Moreover, for a 12-month period following a change in control, Mr. Thompson could claim constructive dismissal upon relocation of the head office or reduction in Mr. Thompson’s compensation.  Note that Mr. Thompson must comply with certain procedural requirements in order to obtain severance payment upon constructive dismissal.  If Mr. Thompson is constructively dismissed in accordance with the terms of his employment agreement within the 12-month period following the consummation of the arrangement with Kinderhook, then Mr. Thompson shall have the right to claim severance as if he had been terminated without cause.

Stock Options.  Upon completion of the arrangement, each stock option to purchase IAX common shares outstanding immediately prior to the effective time of the arrangement, to the extent not exercised before such time, will be automatically cancelled and the holder thereof shall receive the positive difference, if any, between $4.75 per common share and the applicable exercise price of such cancelled stock option (without interest and less applicable withholding taxes).

In addition, effective December 11, 2009, in light of the proposed arrangement, the IAX board approved an extension to the expiration date for certain outstanding stock options held by the IAX independent directors, namely Michael Bentley, Lionel Dodd, John Sutherland and Daniel Whittle. The total number of common shares subject to these options is 80,000 and the expiration date was extended from December 13, 2009 to May 31, 2010 in light of the proposed arrangement.

Restricted Stock Units. The outstanding restricted stock units, all of which are held by IAX executive officers, will become fully vested in accordance with the IAX compensation committee’s decision to treat the restricted stock units consistently with the treatment of the stock options in respect of accelerated vesting upon a change of control, as permitted under the International Absorbents Inc. 2003 Omnibus Incentive Plan.  Upon completion of the arrangement, each restricted stock unit outstanding immediately prior to the effective time of the arrangement, to the extent not converted into IAX common shares before such time, will be automatically cancelled and the holder thereof shall receive $4.75 per restricted stock unit (without interest and less applicable withholding taxes).

New Employment Arrangements with Kinderhook and Grant of Incentive Equity. Each of Shawn Dooley, Douglas Ellis and David Thompson has agreed to amend his existing employment agreement effective as of the completion of the arrangement, which, among other things, amends the term of the employment agreement and the definitions of “cause” and “good reason,” and provides for customary non-competition, non-solicitation and

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cooperation provisions.  Effective as of the completion of the arrangement, Gordon Ellis has agreed to terminate his employment agreement and accept a consulting services agreement with IAX for a term of three years.  Pursuant to the consulting services agreement, Gordon Ellis shall receive a consulting fee of $100,000 per year and will be subject to non-competition, non-solicitation and cooperation provisions.  The consulting services agreement will also provide Gordon Ellis with severance payments for termination of the consulting agreement without cause.

Pursuant to the arrangement agreement, each of the four executive officers named above shall be required to enter into a non-competition agreement with Kinderhook, as a result of which they will be subject to non-solicitation and non-competition covenants for a period of five years after the date of the arrangement.

In addition, each of the four executive officers named above will receive non-voting incentive equity interests in an affiliate of IAX Acquisition Corp. and may be provided with an opportunity to invest in such affiliate after the completion of the arrangement.

Insurance and Indemnification of Officers and Directors.  Under the arrangement agreement, all rights to indemnification in favour of the current and former directors and officers of IAX and its subsidiaries provided in the current notice of articles, articles or by-laws of IAX or any of its subsidiaries, or in any agreement, and any directors’ and officers’ insurance currently existing in favour of the directors and officers of IAX and its subsidiaries, will survive the completion of the arrangement (or be replaced with substantially equivalent coverage) and will continue in effect for at least six years after the effective date of the arrangement.

All benefits received, or to be received, by directors or executive officers of IAX as a result of the arrangement are, and will be, solely in connection with their services as directors or employees of IAX. No benefit has been, or will be, conferred for the purpose of increasing the value of consideration payable to any such person for IAX common shares, nor is it, or will it be, conditional on the person’s supporting the arrangement. No director or executive officer of IAX owns 9% or more of the issued IAX common shares.

As of April 12, 2010, the members of the IAX board of directors and the executive officers of IAX held an aggregate of 739,625 IAX common shares, 592,680 IAX stock options and 37,560 restricted stock units, representing approximately 11.54% of the issued IAX common shares, 86% of the outstanding IAX stock options and all of the outstanding restricted stock units, respectively.

Expense Reimbursement for Arctic Acquisitions Inc.  Arctic Acquisitions Inc., was a potential acquirer of IAX and is affiliated with certain members of IAX’s management, including Gordon L. Ellis, CEO, President and Chairman of IAX, Douglas Ellis, Chief Operating Officer of IAX and President of Absorption Corp., and David Thompson, Chief Financial Officer and Corporate Secretary of IAX.  The IAX strategic alternatives special committee has agreed to reimburse Arctic’s costs in making its bid, up to CAN $350,000, upon the closing of a transaction or upon written notice that the current sales transaction has been terminated or suspended, conditioned upon IAX management’s continuing cooperation with the sale process.

Material U.S. Federal Income Tax Consequences of the Arrangement

The following summary describes the material U.S. federal income tax consequences of the arrangement to holders of IAX common shares that are entitled to receive cash in the arrangement.  This summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to the IAX shareholders. For purposes of this summary, the term “U.S. holder” refers to a beneficial owner of IAX common shares that is treated as one of the following for U.S. tax purposes:

•

A citizen or resident of the United States;

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A corporation created or organized under the laws of the United States or any state of the United States;

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A trust that (a) is subject to the supervision of a court within the United States and the control of one or more U.S. persons, or (b) has a valid election in effect under applicable U.S. law to be treated as a U.S. person for tax purposes; or

•

An estate that is subject to U.S. federal income tax on its income regardless of source.

A “non-U.S. holder” is a person (other than a partnership) that is not a U.S. holder.

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If a partnership holds IAX common shares (including a limited liability company treated as a partnership for tax purposes), the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. A partner holding any IAX common shares should consult with its tax advisor.

This discussion is based on current law, which is subject to change, possibly with retroactive effect. It applies only to beneficial owners who hold IAX common shares as capital assets, and may not apply to shareholders who hold an equity interest directly or indirectly after the arrangement, or certain types of beneficial owners who are subject to special tax rules (including, without limitation, insurance companies, banks, tax-exempt entities, financial institutions, broker-dealers, partnerships, S-Corporations or other pass through entities, controlled foreign corporations, passive foreign investment companies, mutual funds, traders in securities who have filed a mark-to-market election, shareholders subject to alternative minimum tax, shareholders who have a financial currency other than the U.S. dollar, or shareholders who hold their IAX common shares as part of a hedge, straddle, constructive sale or conversion transaction). This summary does not address the receipt of cash in connection with the cancellation of any compensatory stock, option or restricted stock, or any other matters relating to equity compensation, bonus compensation, or employee benefit plans. This discussion also does not address any aspect of state, local or non-U.S. law.

U.S. Holders.  The exchange of IAX common shares for cash in the arrangement will be a taxable transaction to U.S. IAX shareholders for U.S. federal income tax purposes.  In general, a U.S. IAX shareholder holder whose IAX common shares are exchanged for cash in the arrangement will recognize capital gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the amount of cash received with respect to such IAX common shares (determined before the deduction of any applicable withholding taxes) and the IAX shareholder’s adjusted tax basis in such IAX common shares. Gain or loss will be determined separately for each block of IAX common shares (i.e., IAX common shares acquired at the same cost in a single transaction). Such gain or loss will be long-term capital gain or loss provided that a shareholder’s holding period for such IAX common shares is more than 12 months at the time of the consummation of the arrangement. Long-term capital gains of individuals are eligible for reduced rats of taxation. There are limitations on the deductibility of capital losses.

Backup withholding of tax may apply to cash payments received by a non-corporate shareholder in the arrangement unless the shareholder or other payee provides a taxpayer identification number (social security number, in the case of individuals, and employer identification number, in the case of other shareholders), certifies that such number is correct, and otherwise complies with the backup withholding rules. Each of the U.S. IAX shareholders should complete and sign the Form W-9 included as part of the letter of transmittal and return it to Computershare in order to provide the information and certification necessary to avoid backup withholding, unless an exemption applies and is established in a manner that is acceptable to Computershare. Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules will be allowable as a refund or a credit against a U.S. holder’s federal income tax liability provided the required information is timely furnished to the Internal Revenue Service.

Non-U.S. Holders.  Any gain realized on the receipt of cash in the transaction by a non-U.S. IAX shareholder generally will not be subject to U.S. federal income tax unless:

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The gain is effectively connected with a trade or business of the non-U.S. IAX shareholder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. IAX shareholder);

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The non-U.S. IAX shareholder is an individual who is present in the U.S. for 183 days or more in the taxable year of the arrangement and certain other requirements are met; or

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IAX is or has been a “United States real property holding corporation” for U.S. tax purposes and the non-U.S. holder owned more than 5% of the IAX common shares at any time during the five year period prior to the arrangement.

An individual non-U.S. IAX shareholder described in the first bullet point immediately above will be subject to tax on the net gain derived from the arrangement under regular graduated U.S. federal income tax rates. If a non-U.S. IAX shareholder that is a foreign corporation falls under the first bullet point immediately above, it will be subject to tax on its net gain in the same manner as if it were a U.S. person and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as specified in an applicable tax treaty. An individual non-U.S. IAX shareholder described in the second bullet point immediately

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above will be subject to a flat tax of 30% on the gain derived from the arrangement, which may be offset by U.S. source capital losses, even though the individual is not considered a U.S. resident for U.S. tax purposes.

IAX believes that it is not and has not been a “United States real property holding corporation” under U.S. tax law.

Backup withholding of tax may apply to the cash received by a non-corporate shareholder in the arrangement, unless the shareholder or other payee certifies that it is a non-U.S. shareholder in the manner described in the letter of transmittal (and the payor does not have actual knowledge or reason to know that the beneficial owner is a U.S. person) or otherwise establishes an exemption in a manner satisfactory to the paying agent. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a non-U.S. shareholder’s U.S. federal income tax liability, if any, provided that such non-U.S. shareholder furnishes the required information to the Internal Revenue Service in a timely manner.

The U.S. federal income tax consequences described above are not intended to constitute a complete description of all tax consequences related to the arrangement. Because individual circumstances may vary, you should consult your tax advisor regarding the applicability of the rules discussed above to you and the particular tax effects to you of the arrangement in light of your particular circumstances, the applicable state, local and non-U.S. tax laws, and, if applicable, the tax consequences of the receipt of cash in connection with the cancellation of any compensatory stock, option or restricted stock, including the transactions described in this proxy statement relating to IAX’s other equity compensation, bonus compensation and employee benefit plans.

Material Canadian Federal Income Tax Consequences of the Arrangement

In the opinion of Thorsteinssons LLP, Canadian tax counsel to IAX, the following summary fairly describes the principal Canadian federal income tax considerations generally applicable to IAX shareholders who dispose of IAX common shares pursuant to the arrangement and who, for purposes of the Income Tax Act (Canada) (i) hold their IAX common shares as capital property, (ii) deal at arm’s length, and are not affiliated with, IAX and its subsidiaries, and (iii) deal at arm’s length and are not affiliated, with Kinderhook and its subsidiaries.

IAX common shares will generally be considered to be capital property to a holder, unless such IAX common shares are held in the course of carrying on a business or were acquired in a transaction considered to be an adventure in the nature of trade. Certain shareholders who are resident in Canada and who might not otherwise be considered to hold their IAX common shares as capital property may be entitled to have them treated as capital property by making the election provided by subsection 39(4) of the Income Tax Act (Canada).  Any person contemplating making a subsection 39(4) election should first consult their tax adviser for advice as the making of such election will affect the income tax treatment of the person’s disposition of other Canadian securities.  This summary is not applicable to an IAX shareholder who (i) is a “financial institution” for the purposes of the mark-to-market rules contained in the Income Tax Act (Canada), (ii) is a “specified financial institution” as defined in the Income Tax Act (Canada), (iii) is a securityholder an interest in which is a “tax shelter investment” (as defined in the Income Tax Act (Canada)), (iv) acquires or has acquired IAX common shares upon the exercise of an employee stock option, or (v) has made an election to determine its Canadian tax results in a “functional currency.”

This summary does not describe the income tax considerations applicable to payments made under the arrangement in respect of the cancellation of restricted stock units and stock options.  Holders of restricted stock units and stock options should consult with their own tax advisors for advice in this regard.

This summary is based upon the current provisions of the Income Tax Act (Canada), the regulations thereunder, and counsel’s understanding of the current administrative practices and policies of the Canada Revenue Agency, or CRA.  This summary also takes into account all specific proposals to amend the Income Tax Act (Canada) and regulations (referred to as proposed amendments) announced by the Minister of Finance (Canada) prior to the date hereof, and assumes that all proposed amendments will be enacted in their present form.  If the proposed amendments are not enacted as presently proposed, the tax consequences may not be as described below in all cases.  This summary does not take into account or anticipate any other changes in law or administrative or assessing practice, whether by legislative, governmental, or judicial action or decision, nor does it take into account provincial, territorial or foreign income tax considerations, which may differ from the Canadian federal income tax considerations discussed below.

This summary is of a general nature only, and is not exhaustive of all possible Canadian federal income tax considerations.  This summary is not intended to be, nor should it be construed to be, legal or tax

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advice to any IAX shareholder.  IAX shareholders should consult their own tax advisers for advice as to the income tax consequences to them of the arrangement in their particular circumstances.

This summary is based on the current plan of arrangement and does not describe income tax considerations that may be applicable should the plan of arrangement be amended.

Shareholders Resident in Canada

The following portion of the summary is applicable to a holder of IAX common shares who, at all relevant times, is, or is deemed to be, resident in Canada for purposes of the Income Tax Act (Canada) (referred to as a Canadian resident shareholder).

Sale to IAX Canada Acquisition Company Inc. Pursuant to the Arrangement

A Canadian resident shareholder (including a shareholder who is a dissenting shareholder) whose IAX common shares are acquired by IAX Canada Acquisition Company Inc. pursuant to the arrangement will realize a capital gain (or a capital loss) equal to the amount by which the proceeds of disposition received for such IAX common shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the holder of such IAX common shares immediately before the disposition.  Interest paid or payable to a Canadian resident shareholder who is a dissenting shareholder will be included in such shareholder’s income.

Taxation of Capital Gains and Losses

One-half of any capital gain (a taxable capital gain) realized by a Canadian resident shareholder in a taxation year will be included in the shareholder’s income for the year.  One-half of any capital loss (an allowable capital loss) realized by the Canadian resident shareholder in a year may be deducted against taxable capital gains realized in the year.  Any excess of allowable capital losses over taxable capital gains in a taxation year may be carried back up to three taxation years or forward indefinitely and deducted against net taxable capital gains in those other years, to the extent and in the circumstances specified in the Income Tax Act (Canada).

A shareholder that is throughout the relevant taxation year a “Canadian controlled private corporation” (as defined in the Income Tax Act (Canada)) may be liable to pay an additional refundable tax of 6-2/3% on its “aggregate investment income” for the year, which will include taxable capital gains.

The amount of any capital loss arising on the disposition or deemed disposition of any IAX common shares by a Canadian resident shareholder that is a corporation may be reduced by the amount of certain dividends received or deemed to have been received by it on such shares to the extent and under circumstances prescribed by the Income Tax Act (Canada).  Similar rules may apply where the corporation is a member of a partnership or a beneficiary of a trust that owns such shares or where a trust or partnership of which the corporation is a beneficiary or a member is a member of a partnership or a beneficiary of a trust that owns any such shares.

Alternative Minimum Tax on Individuals

The Income Tax Act (Canada) provides for an alternative minimum tax applicable to individuals (including certain trusts and estates) resident in Canada, which is computed by reference to an adjusted taxable income amount. 80% of capital gains (net of capital losses) and the actual amount of taxable dividends (not including any gross-up) are included in adjusted taxable income.  Any additional tax payable by an individual under the minimum tax provisions may be carried forward and applied against certain tax otherwise payable in any of the seven immediately following taxation years; however this carryforward amount will only be creditable in a particular year to the extent that the individual’s tax payable for the year, calculated without reference to the minimum tax provisions, exceeds the tax payable under the minimum tax provisions for the year.

Shareholders Not Resident in Canada

The following portion of the summary is applicable to a holder of IAX common shares who, at all relevant times (i) is neither a resident, nor deemed to be a resident, of Canada for the purposes of the Income Tax Act (Canada), and (ii) who does not use or hold, and is not deemed to use or hold, the holder’s IAX common shares in the course of carrying on a business in Canada (a non-resident shareholder).  Special rules, which are not discussed in this summary, may apply to a non-resident holder that is an insurer that carries on an insurance business in Canada and elsewhere. Non-resident shareholders should consult their own tax advisors for advice with respect to any foreign tax consequences of the Arrangement.

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Sale to IAX Canada Acquisition Company Inc. Pursuant to the Arrangement

A non-resident shareholder will not be subject to tax under the Income Tax Act (Canada) on any capital gain realized on a disposition of IAX common shares, unless the IAX common shares are “taxable Canadian property”, as defined in the Income Tax Act (Canada), to the non-resident shareholder and the non-resident shareholder is not entitled to relief under an applicable income tax convention between Canada and the country in which the non-resident shareholder is resident.

Generally, IAX common shares will not be taxable Canadian property to a non-resident shareholder at a particular time if the IAX common shares are listed on a designated stock exchange (which includes NYSE Amex stock exchange) at that time, unless at any time during the 60 month period immediately preceding the disposition of the IAX common shares, (i) the non-resident shareholder, persons with whom the non-resident does not deal with at arm’s length, or the non-resident shareholder together with all such persons, have not owned 25% or more of the issued shares of any class or series of the capital stock of IAX; and (ii) under proposed amendments announced March 4, 2010, more than 50% of the fair market value of the IAX common shares was derived directly from real property or resource properties in Canada

If the IAX common shares are or are deemed to be taxable Canadian property, and the disposition of such IAX common shares by a non-resident shareholder gives rise to a capital gain which is not exempt from Canadian tax under the terms of an applicable income tax treaty, the tax consequences as described above under the heading “Shareholders Resident in Canada – Taxation of Capital Gains and Capital Losses” will generally apply. Non-resident shareholders whose IAX common shares are taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

The amount of any interest awarded by a court to a non-resident shareholder who is a dissenting shareholder will not be subject to Canadian withholding tax.

Regulatory Approval

The Business Corporations Act (British Columbia) requires that the Supreme Court of British Columbia, or Supreme Court, approve the arrangement.

On April 9, 2010, IAX obtained the interim order providing for the calling and holding of the meeting and other procedural matters and filed a Requisition For Final Order for the final order to approve the arrangement. A copy of the interim order is attached as Appendix E to this proxy statement and a copy of the Requisition For Final Order is attached as Appendix F to this proxy statement.

The Supreme Court hearing in respect of the final order is scheduled to take place at 9:45 a.m. (Pacific Time), on Friday, May 14, 2010, or as soon thereafter as counsel for IAX may be heard, at the Courthouse, 800 Smithe Street, Vancouver, British Columbia, subject to the approval of the special resolution authorizing and approving the arrangement at the special meeting. IAX shareholders who wish to participate in or be represented at the Supreme Court hearing should consult their legal advisors as to the necessary requirements.

At the Supreme Court hearing, interested parties who wish to participate or to be represented or to present evidence or argument may do so, subject to the rules of the Supreme Court, the interim order and any further order of the Supreme Court. Although the authority of the Supreme Court is very broad under the Business Corporations Act (British Columbia), IAX has been advised by counsel that the Supreme Court will consider, among other things, the fairness and reasonableness of the arrangement and the rights and interests of affected persons. The Supreme Court may approve the arrangement as proposed or as amended in any manner as the Supreme Court may direct. The Supreme Court’s approval is required for the arrangement to become effective.

Under the terms of the interim order, each IAX shareholder will have the right to appear and make submissions at the application for the final order. Any person desiring to appear at the hearing of the application for the final order is required to file with the Supreme Court and serve on IAX at the address set out below, on or before 4:00 p.m. (Pacific Time) at least seven (7) days prior to the date of the Application for a Final Order, a notice of his, her or its intention to appear, including his, her or its address for service, together with all materials on which he, she or it intends to rely at the application. The appearance notice and supporting materials must be delivered, within the time specified, to the following address:

Taylor Veinotte Sullivan, Barristers

Suite 300 – 1168 Hamilton Street

Vancouver, BC  V6B 2S2

Telephone: (604) 687-7007

Attention: Patrick J. Sullivan

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Support Agreement

In connection with the transactions contemplated by the arrangement agreement, certain of IAX’s executive officers, who collectively held approximately 11.2% of IAX’s outstanding common shares as of the record date, have entered into a support agreement whereby they agreed, among other things, to vote the respective shares of IAX common shares owned by them, or over which they exercise voting power, in favour of the adoption of the arrangement resolution and against any proposal for a competing transaction, except as specifically provided therein.

The shareholders who entered into the support agreement with IAX Acquisition Corporation and IAX Canada Acquisition Company Inc. did not receive any consideration for doing so (other than any consideration they are otherwise entitled to receive under the arrangement agreement in respect of their IAX common shares, stock options and restricted stock units), except that such shareholders have entered into agreements with IAX Acquisition Corporation and its affiliates regarding their ongoing involvement with IAX after the consummation of the arrangement.

The support agreement is attached to this proxy statement as Appendix D and is incorporated herein by reference. We encourage you to read the form of support agreement in its entirety.

Procedure and Terms for Exchange of IAX Common Shares and IAX Stock Options

Deposit. The details of the procedures for the deposit of certificates representing IAX common shares and the delivery by Computershare, as the depositary, of the consideration to be paid for such securities are set out in the letter of transmittal provided to holders of IAX common shares and attached hereto as Appendix H. IAX shareholders who do not receive or require an additional letter of transmittal should contact Computershare.

Computershare will forward to all IAX shareholders who, prior to the effective date, have returned their properly completed and executed letters of transmittal, together with their IAX common share certificates and all other documents contemplated by the letters of transmittal, the cash payments to which they are entitled under the arrangement as soon as practicable after the effective date. Computershare will forward to IAX shareholders who, after the effective date, have returned their properly completed and executed letters of transmittal, together with their IAX common share certificates and all other documents contemplated by the letters of transmittal, the cash payments to which they are entitled under the arrangement as soon as reasonably practicable following the receipt by Computershare of such letters of transmittal, all other documents contemplated by the letter of transmittal and such IAX certificates.

Holders of IAX common shares who do not forward to Computershare properly completed and executed letters of transmittal, together with their certificates representing their IAX common shares and all other documents contemplated by the letter of transmittal, will not receive the cash payments to which they are otherwise entitled under the arrangement until proper tender is made. At and after the effective time, certificates formerly representing IAX common shares represent only the right to receive a cash payment in accordance with the plan of arrangement.

IAX shareholders who hold IAX common shares as of the effective date have a period of three years from the effective date during which they may surrender the certificate(s) representing the IAX common shares held by them as of the effective date, following which time they lose all rights to receive any consideration under the arrangement; provided, however, that the rights of dissenting shareholders will be governed by Article 4 of the plan of arrangement.

If the arrangement agreement is terminated and the arrangement is not completed, all certificates representing IAX common shares delivered to Computershare will be returned, at the expense of IAX, to the holders of such securities following such termination, along with any other relevant documents.

Letters of Transmittal. Holders of IAX common shares wishing to deliver their certificates representing IAX common shares must deliver to Computershare, at any of the offices specified in the applicable letter of transmittal, the following documents:

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the certificate or certificates representing the IAX common shares held by the IAX shareholder;

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the applicable letter of transmittal or a manually signed facsimile thereof, properly completed and duly executed as required by the instructions set out therein;

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IRS Form W-9: Request for Taxpayer Identification Number and Certification; and

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•

all other documents required by the instructions set out in the applicable letter of transmittal in accordance with the specific circumstances of each IAX shareholder.

Guarantee of Signatures. If: (a) the letter of transmittal is signed by a person other than the registered shareholder; or (b) if the arrangement is not effective and the IAX common shares to be returned are to be sent to a person other than such registered shareholder or sent to an address other than the address of the registered shareholder as shown on the securities register of IAX, the signature on the letter of transmittal must be guaranteed by a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) or in some other manner satisfactory to Computershare (except that no guarantee is required if the signature is that of an eligible institution).

Fiduciaries, Representatives and Authorizations. Where the letter of transmittal or any certificate, share transfer or power of attorney is executed on behalf of a corporation, partnership or association or by an agent, executor, administrator, trustee, guardian, attorney-in-fact or by any other person acting in a fiduciary or representative capacity, the letter of transmittal must be accompanied by satisfactory evidence of the authority to act. Kinderhook or Computershare may require additional evidence of authority or additional documentation.

Lost IAX Certificate. IAX shareholders who have lost or misplaced the certificates representing their IAX common shares should execute and return to Computershare a Lost Certificate Notice which can be obtained from Computershare. Once Computershare establishes the IAX shareholder’s proper entitlement and such IAX shareholder satisfies such requirements as may be imposed by Computershare in connection with the issuance of replacement certificates, the IAX shareholder will receive the cash payment to which such IAX shareholder is entitled.

Mail Service Interruption. Notwithstanding the provisions of this proxy statement or the letter of transmittal, the cash payment to be delivered to IAX shareholders will not be mailed if Computershare determines that delivery thereof by mail may be delayed. Persons entitled to payment which is not mailed for the foregoing reason may take delivery thereof at the office of Computershare, upon application to Computershare, until such time as Computershare has determined that delivery by mail will no longer be delayed. Computershare will provide notice of any such determination not to mail as soon as reasonably practicable after the making of such determination. Payments not mailed for the foregoing reason will be conclusively deemed to have been delivered on the first day upon which they are available for delivery to the depositing IAX shareholder at the office of Computershare.

IAX shareholders who hold IAX common shares as of the effective date have a period of three years from the effective date during which they may surrender the certificate(s) representing the IAX common shares held by them as of the effective date, following which time they lose all rights to receive any consideration under the arrangement; provided, however, that the rights of dissenting shareholders will be governed by Article 4 of the plan of arrangement.

Cancellation of Rights After Three Years. Any certificate which immediately before the effective date represented IAX common shares and which has not been surrendered, with all other documents required by Computershare, on or before the third anniversary of the effective date will cease to represent any claim against or interest of any kind or nature in IAX, Kinderhook or Computershare. Accordingly, persons who tender certificates for IAX common shares after the third anniversary of the effective date will not receive payment, will not own any interest in IAX and will not be paid any other compensation.

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THE ARRANGEMENT AGREEMENT

The summary of the material provisions of the arrangement agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the arrangement agreement, a copy of which is attached to this proxy statement as Appendix A and which we incorporate by reference herein. This summary does not purport to be complete and may not contain all of the information about the arrangement agreement that is important to you. We encourage you to read carefully the arrangement agreement in its entirety.

The Arrangement

The arrangement provides that, upon and subject to the terms and conditions set forth in the arrangement agreement and the applicable provisions of the Business Corporations Act (British Columbia), at the effective time of the arrangement, IAX Canada Acquisition Company Inc. will acquire all of the outstanding IAX common shares. Following such acquisition, IAX and IAX Canada Acquisition Company Inc. will be amalgamated and will continue as one company with the name IAX Canada Acquisition Company Inc., which will be a wholly owned subsidiary of IAX Acquisition Corporation, an affiliate of Kinderhook Industries LLC.

Kinderhook and IAX currently expect the arrangement to be completed by May 2010. However, the parties cannot predict the exact timing of the completion of the arrangement or whether the arrangement will be completed at a later time as agreed by the parties or at all.

The Arrangement Consideration and the Transfer of IAX Common Shares

Upon the terms and subject to the conditions set forth in the arrangement agreement, at the effective time of the arrangement, by virtue of the arrangement and without any action on the part of any of the parties to the arrangement or the holders of IAX securities, each IAX common share that is issued and outstanding immediately prior to the effective time of the arrangement (other than shares held by a holder that has properly exercised dissent rights) will be automatically transferred to IAX Canada Acquisition Company Inc. in exchange for cash consideration equal to $4.75 per common share (without interest and less applicable withholding taxes), and the holders of the IAX common shares will cease to have any rights as a shareholder of IAX.

Treatment of Stock Options and Restricted Stock Units

Stock Options. Upon completion of the arrangement, each stock option to purchase IAX common shares outstanding immediately prior to the effective time of the arrangement, to the extent not exercised prior to such time, will be automatically cancelled and the holder thereof shall receive the positive difference, if any, between $4.75 per common share and the applicable exercise price of such cancelled stock option (without interest and less applicable withholding taxes). The amount of cash payable to any given person will be computed after aggregating the cash amounts payable for all stock options held by that person.

Restricted Stock Units. The outstanding restricted stock units will become fully vested in accordance with the IAX compensation committee’s decision to treat the restricted stock units consistently with the treatment of the stock options in respect of accelerated vesting upon a change of control, as permitted under the International Absorbents Inc. 2003 Omnibus Incentive Plan. Upon completion of the arrangement, each restricted stock unit outstanding immediately prior to the effective time of the arrangement, to the extent not converted into IAX common shares before such time, will be automatically cancelled and the holder thereof shall be paid $4.75 per restricted stock unit (without interest and less applicable withholding taxes).

Court Applications, Shareholder Meeting and Effective Date

Under the terms of the arrangement agreement, IAX has:

•

obtained an interim order of the Supreme Court of British Columbia providing for the calling and holding of the special meeting of the IAX shareholders for the purpose of approving the arrangement. A copy of the interim order is attached to this proxy statement as Appendix E;

•

agreed to call and hold the meeting and use reasonable best efforts to obtain the approval to the arrangement of two-thirds of the IAX votes cast at the meeting;

•

upon receipt of approval of the IAX shareholders, agreed to take all necessary steps to obtain a final order of the Supreme Court of British Columbia approving the arrangement; and

•

agreed to make all necessary filings to give effect to the arrangement.

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Representations and Warranties of IAX

In the arrangement agreement, IAX has made certain representations and warranties regarding its business, assets and financial condition, subject to certain exceptions which were disclosed to Kinderhook in a confidential letter delivered by IAX to Kinderhook prior to the arrangement agreement being executed, including the following:

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each of it and Absorption Corp. is a duly incorporated and validly existing company;

•

it has the necessary corporate power and authority to enter into the arrangement agreement;

•

by entering into the arrangement agreement it will not be in breach of any agreements to which it is a party, or trigger termination or other rights under such agreements as a result of the change of control which will occur on the completion of the arrangement;

•

that, since January 31, 2007, its public filings with the SEC and on SEDAR in Canada were true, correct and complete at the time of filing;

•

that its financial statements comply with applicable requirements of United States generally accepted accounting principles;

•

that IAX has not been subject to any material adverse effect since January 31, 2009, the end of IAX’s last completed financial year;

•

IAX is not subject to any undisclosed liabilities or obligations;

•

since January 31, 2009, IAX has conducted its business in the ordinary course;

•

IAX is not subject to any material litigation;

•

IAX is in compliance with all material environmental laws affecting its business, and has generally carried on its business in material compliance with all laws applicable to it or its business;

•

IAX has good and marketable title to all real and personal property, all leases with respect to real property are valid and enforceable and IAX is not in breach of any such lease;

•

all material contracts to which IAX is a party are in full force and effect and neither IAX nor, to IAX’s knowledge, the counterparties to such material contracts are in breach or default under any such material contract;

•

IAX’s insurance policies are in full force and effect and are issued in sufficient amounts to conduct its business;

•

there are no material outstanding taxes or assessments;

•

IAX has complied with all applicable labor laws, rules and regulations;

•

IAX has obtained all material permits or authorizations to conduct its business and all material such permits or authorizations are in full force and effect and are not subject to any threatened revocation, termination, cancellation or suspension;

•

each of IAX’s employee benefit plans is and has been maintained in compliance with all applicable laws, rules and regulations;

•

IAX has title and right to use all intellectual property rights (as defined in the arrangement agreement) material to the conduct of its business and, to IAX’s knowledge, no third party has misappropriated or infringed upon any such intellectual property right; and

•

IAX has the amount of available cash and cash equivalents and working capital set forth in the arrangement agreement.

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Covenants Regarding Conduct of Business by IAX Pending the Arrangement

IAX has agreed to conduct its business in the ordinary course between the date of the arrangement agreement and the date of completion of the arrangement. Specifically, IAX and its subsidiaries have agreed not to:

•

fail to maintain its corporate existence and its existing share capital;

•

acquire any assets, any interest in any other entity, enter into any joint venture or similar agreement, or change its current business;

•

Pay any dividend or other distribution with respect to any of its capital stock;

•

cancel, restructure, redeem, repurchase and otherwise incur any indebtedness;

•

grant any lien on any of its assets;

•

make loans or capital contributions to any third party;

•

make capital expenditures in excess of $100,000 per month or fail to make budgeted capital expenditures;

•

enter into, amend or modify any agreements with its employees, officers or directors or any employee benefit plan;

•

change IAX’s accounting procedures;

•

enter into any new line of business or enter into any agreement outside of the ordinary course of IAX’s business;

•

take any action in violation of any applicable law, rule or regulation;

•

settle any claims in excess of $50,000;

•

terminate, amend or enter into any material contract or waive any material default under any material contract;

•

fail to maintain its intellectual property rights; and

•

take any action which could have a material adverse effect on the business, assets or financial condition of IAX.

IAX has also agreed to make all filings required under applicable securities laws between the date of the arrangement agreement and the date of completion of the arrangement, and to provide Kinderhook with monthly unaudited management prepared financial statements.

Non-Solicitation Covenant

IAX has agreed that it will not, except as provided below, directly or indirectly:

•

initiate, solicit, propose, endorse, encourage (including by way of furnishing or disclosing information) or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to any inquiries, discussions or the making of any proposal to enter into a competing arrangement;

•

engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data concerning IAX to any person relating to, any proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal for a competing arrangement;

•

grant any waiver, amendment or release under any standstill or confidentiality agreement, IAX’s shareholder rights agreement, or otherwise knowingly facilitate any effort or attempt by any person to make a proposal for a proposal for a competing arrangement;

•

approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to a proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal

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for a competing arrangement or that contradicts the arrangement agreement or that would require IAX to abandon or delay the consummation of the arrangement;

•

submit any proposal for a competing arrangement at the meeting for purposes of voting upon approval and adoption of the proposal for a competing arrangement;

•

withdraw or modify, or propose to withdraw or modify, in a manner adverse to Kinderhook, the approval, adoption or recommendation by the IAX board of directors of the arrangement agreement or the arrangement; or

•

resolve, propose or agree to do any of the foregoing.

IAX also agreed to immediately cease and cause to be terminated any existing discussions or negotiations with any parties with respect to any proposal for a competing arrangement. In addition, IAX has agreed to notify Kinderhook of any proposal for a competing arrangement or any proposal or offer that could reasonably be expected to lead to a proposal for a competing transaction within one business day of such proposal, and the identity of the competing bidder and the terms and conditions of the competing proposal.

Notwithstanding the foregoing, if:

•

prior to the vote of the IAX shareholders at the meeting, IAX receives an acquisition proposal from any person that was not solicited by IAX in contravention of the arrangement agreement and which the IAX board of directors reasonably believes in good faith by a majority vote, after consultation with its legal counsel and Capital West, to be a bona fide proposal to acquire 100% of the stock of IAX that is not subject to any financing contingency or any other condition that is not more onerous from the conditions set forth in the arrangement agreement, that would be more favourable to the shareholders of IAX from a financial point of view than the arrangement with Kinderhook and is reasonably capable of being completed without undue delay; and

•

the failure to take such action would be inconsistent with the fiduciary duties of the IAX board of directors under applicable law,

IAX may:

•

furnish information with respect to IAX to such person pursuant to a confidentiality and standstill agreement on terms no less favourable to IAX and no more favourable to such person than the confidentiality agreement between IAX and Kinderhook and

•

participate in discussions or negotiations with such person regarding such proposal.

Notice of Acquisition Proposal

IAX must promptly (and in any event within one business day) notify Kinderhook, at first orally and then promptly in writing, of the receipt of any acquisition proposal, or any amendment to any acquisition proposal, or any request for non-public information relating to IAX in connection with any potential acquisition proposal or for access to its properties, books or records by any person that informs IAX that it is considering or has made an acquisition proposal. Such notice must include:

•

the identity of the person making the acquisition proposal;

•

a description of the material terms and conditions of the acquisition proposal; and

•

such other details of the acquisition proposal, inquiry or contact as Kinderhook may reasonably request.

Superior Proposal

IAX may not accept, approve, recommend or enter into an agreement in respect of an proposal for a competing transaction (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) on the basis that it would constitute a superior proposal unless IAX has provided prior written notice to Kinderhook at least five business days in advance to the effect that IAX has received a bona fide written proposal for a competing arrangement that has not been withdrawn and that the IAX board of directors has concluded in good faith that such proposal constitutes a superior proposal and, absent any revision to the terms and

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conditions of the arrangement agreement, the board of directors has resolved to change the recommendation of the IAX board of directors and/or to terminate the arrangement agreement (including the basis for such determination, the identity of the person making such proposals, the natural terms and conditions thereof and copies of all relevant documents). Prior to effecting such change in the IAX board of directors’ recommendation or termination, IAX has agreed to, during the five-business day notice period, negotiate with Kinderhook in good faith to make such adjustments in the terms and conditions of the arrangement with Kinderhook, so that such competing proposal would cease to constitute a superior proposal and to permit Kinderhook to make a presentation to the IAX board of directors.

Conditions to the Arrangement Becoming Effective

In order for the arrangement to become effective, certain conditions, summarized below, must have been satisfied or waived (to the extent permitted by applicable law).

Mutual Conditions

The obligations of IAX and Kinderhook to complete the arrangement are subject to the fulfillment or waiver (to the extent permitted by applicable law) of the following mutual conditions:

•

the special resolution authorizing and approving the arrangement must have been approved by the IAX shareholders at the meeting;

•

the final order must have been obtained in form and substance reasonably satisfactory to each of IAX and Kinderhook and shall not have been set aside or modified in a manner that is reasonably unacceptable to any party on appeal or otherwise;

•

no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction will have been enacted, entered, issued, promulgated or enforced by any governmental authority or a court of competent jurisdiction which has the effect of prohibiting the completion of the arrangement; and

•

all necessary and material governmental and regulatory clearances, consents, or approvals shall have been received on terms reasonably satisfactory to each of IAX and Kinderhook.

Additional Conditions in Favour of Kinderhook

The obligation of Kinderhook to complete the arrangement is subject to the fulfillment or waiver (to the extent permitted by applicable law) of the certain other additional conditions, including the following:

•

IAX must have performed in all material respects all of its covenants, agreements and obligations required to be performed by it at or prior to the completion date of the arrangement;

•

each of the representations and warranties of IAX contained in the arrangement agreement must be true and correct in all material respects (except that each representation and warranty qualified by materiality or by material adverse effect shall be true and correct in all respects) as of the completion date of the arrangement as if made at and as of such time, except to the extent that a representation or warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct in all material respects (except that each representation and warranty qualified by materiality or by material adverse effect shall be true and correct in all respects) as of such date;

•

no event will have occurred which has or which would reasonably be likely to have a material adverse effect;

•

the consolidated total revenues of IAX for the three (3) most recently completed full months immediately prior to the effective date of the arrangement, as compared to the consolidated total revenues of IAX for the equivalent three-month period in the prior fiscal year;

•

if the effective date occurs on or prior to February 28, 2010, shall not be less than 85% of the consolidated total revenues of IAX for the equivalent three-month period in the prior fiscal year;

•

if the effective date occurs on March 1, 2010, or at any time on or prior to March 31, 2010, shall not be less than 87.5% of the consolidated total revenues of IAX for the equivalent three-month period in the prior fiscal year; and

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•

if the effective date occurs on or any time after April 1, 2010, shall not be less than 90% of the consolidated total revenues of IAX for the equivalent three-month period in the prior fiscal year;

•

the number of IAX common shares held by IAX shareholders who have exercised their dissent rights must not exceed 5.0% of the aggregate number of IAX common shares outstanding;

•

IAX must have obtained all required consents, authorizations, releases, approvals and waivers from third parties;

•

IAX shall have freely available cash and cash equivalents (net of any outstanding cheques to the extent the balance of any outstanding cheques exceeds $350,000 at such time) immediately prior to the effective time (after giving effect to the payment of all expenses incurred or expected to be incurred in connection with the consummation of the arrangement) equal to:

•

in the case that the effective date occurs on or prior to February 28, 2010, in the amount of at least $5,400,000,

•

in the case that the effective date occurs on March 1, 2010 or at any time on or prior to April 30, 2010, in the amount of at least $5,600,000,

•

in the case that the effective date occurs on or any time after May 1, 2010, in the amount of at least $6,000,000, and

•

as of the effective date, neither IAX or Absorption Corp. shall have any account or trade payables that are past due;

•

IAX shall have obtained payoff letters and releases with respect to all indebtedness;

•

the plan of arrangement shall not have been modified or amended in a manner adverse to Kinderhook without the written consent of Kinderhook;

•

certain executive officers shall have executed and delivered to Kinderhook a non-competition and non-solicitation agreement; and

•

IAX must provide evidence, satisfactory to Kinderhook that neither IAX nor Absorption Corp. is or has been a United States Real Property Holding Corporation (as defined in Section 897(c)(2) of the Code) during the period described in Section 897(c)(1)(A)(ii) of the Code, thereby permitting the transfer of IAX common shares pursuant to the arrangement without withholding under Section 1445 of the Code.

Additional Conditions in Favour of IAX

The obligations of IAX to complete the arrangement are subject to the fulfillment or waiver (to the extent permitted by applicable law) of certain other additional conditions including the following:

•

Kinderhook must have performed in all material respects all of its covenants, agreements and obligations required to be performed by it at or prior to the effective time;

•

each of the representations and warranties of Kinderhook contained in the arrangement agreement must be true and correct in all material respects (except that each representation and warranty qualified by materiality or by material adverse effect shall be true and correct in all respects) as of the effective time as if made at and as of such time, except to the extent that a representation or warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct in all material respects (except that each representation and warranty qualified by materiality or by material adverse effect shall be true and correct in all respects) as of such date;

•

Kinderhook shall have assumed the obligations of IAX under certain indemnity agreements described in the arrangement agreement; and

•

Kinderhook shall have deposited with Computershare Investor Services Inc. the funds required to consummate the arrangement.

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Additional Terms of the Arrangement Agreement

In addition to the terms and conditions of the arrangement agreement set out elsewhere in this proxy statement and the representations and warranties contained therein, the following additional terms apply:

Covenants of IAX

IAX agreed in the arrangement agreement to, among other things:

•

call and hold the shareholders’ meeting to approve the arrangement;

•

seek the final court order of the Supreme Court of British Columbia approving the arrangement, provided that the arrangement is approved by the IAX shareholders at the meeting;

•

take all necessary actions as may be required to ensure the completion of the arrangement;

•

obtain a directors’ and officers’ liability insurance policy providing coverage for the directors and officers for a period of six years following the completion of the arrangement; and

•

make all necessary regulatory filings with the SEC, NYSE Amex and the Canadian securities regulatory authorities.

Covenants of Kinderhook

Kinderhook agreed in the arrangement agreement to, among other things:

•

use commercially reasonable efforts to obtain all necessary financing that it may require in order to complete the acquisition of the IAX common shares and payment for the IAX stock options and restricted stock units; and

•

deposit into escrow an amount in cash equal to 3% of the total purchase price for the IAX common shares.

Notice and Cure Provisions

Each of the parties is required to give prompt notice to the others of any event or state of facts occurring up to the effective time of the arrangement that would likely:

•

cause any of the representations or warranties of that party in the arrangement agreement to be untrue or inaccurate in any respect;

•

result in the failure of that party to comply with or satisfy any covenant or agreement to be complied with or satisfied under the arrangement agreement by such party before the effective date of the arrangement; or

•

result in the failure of such party to satisfy any of the conditions precedent in the arrangement agreement in favour of the other parties to the arrangement agreement.

IAX or Kinderhook may: (a) elect not to complete the transactions contemplated by the arrangement agreement by virtue of the conditions of the arrangement agreement not being satisfied or waived; or (b) exercise any termination right arising therefrom; provided, however, that: (i) promptly and in any event before the effective time of the arrangement, if such party has delivered a written notice to the other parties specifying in reasonable detail the basis for the exercise of the termination right; and (ii) if any such notice is delivered, and a party is proceeding diligently, at its own expense, to cure such matter, the party that has delivered such notice may not terminate the arrangement agreement until the earlier of May 31, 2010 and the expiration of a period of 30 days from the date of delivery of such notice. If such notice has been delivered before the date of the meeting, the meeting will be adjourned or postponed until the expiry of such period.

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Termination Fee

The arrangement agreement provides that IAX must pay the 4% termination fee to Kinderhook if the arrangement agreement is terminated in the following circumstances:

•

the IAX shareholders do not approve the arrangement with Kinderhook at the meeting;

•

IAX breaches any of its representations, warranties, covenants or agreements in the arrangement agreement and such breach is not cured in accordance with the terms thereof;

•

IAX withholds, withdraws, changes, qualifies or modifies (or publicly proposes to do any of the preceding), in a manner adverse to Kinderhook, its recommendation to the shareholders to approve the arrangement, fails to include such recommendation in this proxy, takes any action or makes any public statement that is inconsistent with such recommendation, fails to recommend against a proposal to consummate a competing transaction, or fails, after being requested by Kinderhook in writing to reaffirm its approval or recommendation of the arrangement as promptly as possible (but in any event within five business days after receipt of the request to do so by Kinderhook), or IAX accepts, approves, recommends, or enters into an agreement (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) in respect of any such competing proposal; or

•

IAX has accepted, approved, recommended, or entered into an agreement in respect of any superior proposal.

The arrangement agreement provides that Kinderhook must pay a 3% termination fee to IAX in the following circumstances:

•

if Kinderhook breaches any of its representations, warranties or covenants in the arrangement agreement and such breach is not cured in accordance with the terms thereof; or

•

if Kinderhook terminates the arrangement agreement without any reason.

Amendment and Termination of the Arrangement Agreement

The arrangement agreement may at any time and from time to time before or after the holding of the meeting be amended by mutual written agreement of the parties without, subject to applicable law, further notice to or authorization on the part of IAX shareholders.

The arrangement agreement may be terminated at any time before the effective date in the circumstances specified in the arrangement agreement, including:

•

by written consent of IAX and Kinderhook;

•

by Kinderhook or IAX if a court of competent jurisdiction has issued an order (other than a temporary restraining order), decree or ruling, or taken any other action enjoining, restraining or otherwise prohibiting the consummation the arrangement;

•

by Kinderhook or IAX if the arrangement has not been consummated by May 31, 2010, provided that the party who terminates the arrangement agreement is, at the time of termination, not in breach of the arrangement agreement and has not caused the arrangement to be delayed until May 31, 2010;

•

by Kinderhook if the board of directors of IAX withholds, withdraws, changes, qualifies or modifies (or publicly proposes to do any of the preceding), in a manner adverse to Kinderhook, its recommendation to the shareholders to approve the arrangement, fails to include such recommendation in this proxy, takes any action or makes any public statement that is inconsistent with such recommendation, fails to recommend against a proposal to consummate a competing transaction, or fails, after being requested by Kinderhook in writing to reaffirm its approval or recommendation of the arrangement as promptly as possible (but in any event within five business days after receipt of the request to do so by Kinderhook), or IAX accepts, approves, recommends, or enters into an agreement (other than a confidentiality and standstill agreement on terms contemplated in the arrangement agreement) in respect of any such competing proposal;

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•

by Kinderhook or IAX for the breach of any representation, warranty, covenant or agreement set forth in the arrangement agreement unless such breach is not waived by the party to whom it benefits or such breach is not cured in accordance with the terms thereof;

•

by Kinderhook or by IAX if the special meeting is held and completed and the approval of IAX shareholders is not obtained, provided that IAX may not terminate the arrangement agreement if IAX’s breach of the arrangement agreement caused or resulted in the failure to obtain such approval;

•

by IAX if IAX proposes to enter into a definitive agreement with respect to a superior proposal in compliance with the arrangement agreement, provided that IAX has paid a termination fee to Kinderhook equal to 4% of the total purchase price for the IAX shares; or

•

by Kinderhook if Kinderhook has paid (or causes a third party to pay) a termination fee to IAX equal to 3% of the total purchase price for the IAX shares.

Amendment and Termination of the Plan of Arrangement

The plan of arrangement may be amended, modified and/or supplemented as follows:

•

Kinderhook and IAX reserve the right to amend, modify or supplement the plan of arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be:

•

set out in writing;

•

agreed to in writing by Kinderhook and IAX, filed with the court and, if made following the meeting, approved by the court, and communicated to holders or former holders of IAX common shares if and as required by the court;

•

any amendment, modification or supplement to the plan of arrangement may be proposed by IAX at any time prior to the meeting provided that Kinderhook shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the IAX shareholders voting at the meeting (other than as may be required under the Interim Order), shall become part of the plan of arrangement for all purposes;

•

any amendment, modification or supplement to the plan of arrangement that is approved by the court following the meeting shall be effective only if:

•

it is consented to in writing by each of Kinderhook and IAX; and

•

if required by the court, it is consented to by IAX shareholders voting in the manner directed by the court; and

•

any amendment, modification or supplement to the plan of arrangement may be made following the effective time of the arrangement unilaterally by Kinderhook provided that it concerns a matter which, in the reasonable opinion of Kinderhook, is of an administrative nature required to better give effect to the implementation of the plan of arrangement and is not adverse to the financial or economic interests of any former IAX shareholder.

The plan of arrangement will automatically terminate and be of no further force and effect upon the termination of the arrangement agreement in accordance with its terms.

RIGHTS OF DISSENTING IAX SHAREHOLDERS

IAX shareholders who wish to dissent should take note that strict compliance with the dissent procedures is required.

Every registered shareholder is entitled to be paid the fair value of the holder’s IAX common shares, provided that the holder duly dissents to the arrangement and the arrangement becomes effective. Beneficial shareholders who exercise dissent rights must do so through their brokerage firm, bank, trust or other nominee. The dissent rights are those rights pertaining to the right to dissent from the special resolution authorizing and approving the arrangement that are contained in Sections 237 to 247 of the Business Corporations Act (British Columbia), as modified by the interim order, the final order and the plan of arrangement. An IAX shareholder is not entitled to exercise dissent rights if the holder votes any IAX common shares in favour of the special resolution authorizing and approving the arrangement. If an IAX shareholder fails to vote on, or votes against, the special resolution to approve

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the plan of arrangement, the shareholder will not lose its dissent rights, provided that the shareholder has properly delivered its written notice of dissent to IAX within the time required before the meeting.

The plan of arrangement provides that the IAX common shares, or dissenting shares, of registered shareholders who validly exercise dissent rights and who are ultimately entitled to be paid fair value for those shares will be deemed to be transferred to IAX Canada Acquisition Company Inc. for cancellation without any further act of formality, and that IAX Canada Acquisition Company Inc. will pay the fair value that the dissenting shares had immediately before the passing of the special resolution authorizing and approving the arrangement.

Any dissenting shareholder who ultimately is not entitled to be paid the fair value of his, her or its dissenting shares in accordance with the plan of arrangement will be deemed to have participated in the arrangement on the same basis as non-dissenting IAX shareholders, and IAX Canada Acquisition Company Inc. will pay to the IAX shareholder the cash payment that the IAX shareholder is entitled to receive pursuant to the terms of the arrangement. IAX Canada Acquisition Company Inc. will pay the amount to be paid in respect of dissenting shares to each dissenting shareholder who is entitled to such payment under the arrangement. In no case, however, will IAX, Kinderhook or any other person be required to recognize such persons as holding IAX common shares at or after the effective time.

A brief summary of the dissent procedures is set out below.

This summary does not purport to provide a comprehensive statement of the procedures to be followed by a dissenting shareholder who seeks payment of the fair value of the IAX common shares held and is qualified in its entirety by reference to Sections 237 to 247 of the Business Corporations Act (British Columbia), as they may be modified by the interim order, the final order and the plan of arrangement. Sections 237 to 247 of the Business Corporations Act (British Columbia) are reproduced in Appendix G to this proxy statement. The dissent procedures must be strictly adhered to and any failure by an IAX shareholder to do so may result in the loss of that holder’s dissent rights. Accordingly, each IAX shareholder who wishes to exercise dissent rights should carefully consider and comply with the dissent procedures and consult such holder’s legal advisors.

Written notice of dissent from the special resolution authorizing and approving the arrangement must be received by IAX at least two business days prior to the date the meeting or any date to which the meeting may be postponed or adjourned. The written notice should be delivered by registered mail to IAX at the address for notice described below. Provided the special resolution authorizing and approving the arrangement is approved by IAX shareholders and within one month after IAX notifies the dissenting shareholder of IAX’s intention to act upon the special resolution authorizing and approving the arrangement pursuant to Section 243 of the Business Corporations Act (British Columbia), the dissenting shareholder must send to IAX a written notice that such holder requires the purchase of all of the IAX common shares in respect of which such holder has given notice of dissent, together with the share certificate or certificates representing those IAX common shares (including a written statement prepared in accordance with Section 244(1)(c) of the Business Corporations Act (British Columbia) if the dissent is being exercised by the IAX shareholder on behalf of a beneficial holder) whereupon the dissenting shareholder is deemed to have sold and IAX Canada Acquisition Company Inc. is deemed to have purchased those IAX common shares.

Any dissenting shareholder who has duly complied with Section 244(1) of the Business Corporations Act (British Columbia), or IAX, may apply to the Supreme Court of British Columbia, and the Supreme Court may determine the fair value of the dissenting shares and make consequential orders and give directions as the Supreme Court considers appropriate. There is no obligation on IAX to apply to the Supreme Court.

All notices of dissent to the arrangement pursuant to Section 242 of the Business Corporations Act (British Columbia) should be sent to IAX at:

1569 Dempsey Road
North Vancouver, British Columbia
V7K 1S8
Canada

52

CURRENT MARKET PRICE OF COMMON SHARES

We did not pay or declare cash dividends in fiscal year 2008, fiscal year 2009 or fiscal year 2010 to date, and we do not currently anticipate paying any cash dividends in the foreseeable future.

IAX common shares are listed on NYSE Amex LLC (formerly AMEX) under the trading symbol “IAX.” Shown below are the high and low sale prices for IAX common shares for the periods indicated below as reported by NYSE Amex LLC and AMEX. The following quotations, as provided by the NYSE Amex LLC and AMEX, represent prices between dealers and do not include retail markup, markdown or commission. In addition, these quotations may not represent actual transactions.

	Common Stock Price
Fiscal Period	High ($)	Low ($)

Fiscal Year 2008
First Quarter: February 1 – April 30	5.42	3.84
Second Quarter: May 1– July 31	6.50	4.19
Third Quarter: August 1 – October 31	6.68	3.47
Fourth Quarter: November 1 – January 31	4.00	3.20
Fiscal Year 2009
First Quarter: February 1 – April 30	4.99	3.62
Second Quarter: May 1– July 31	4.98	2.75
Third Quarter: August 1 – October 31	3.65	2.09
Fourth Quarter: November 1 – January 31	4.80	1.66
Fiscal Year 2010
First Quarter: February 1 – April 30	3.15	1.82
Second Quarter: May 1– July 31	3.20	2.49
Third Quarter: August 1 – October 31	3.99	2.96
Fourth Quarter: November 1 – January 31	4.70	3.64
Fiscal Year 2011
First Quarter: February 1 – April 30 (through to April 12)	4.71	4.49

The following table sets forth the closing price of IAX common shares, as reported on NYSE Amex LLC on December 14, 2009, the last full trading day before we publicly announced the signed arrangement agreement with Kinderhook, and on April 12, 2010, the date of this proxy statement:

Common Stock Price
December 14, 2009	$4.02
April 12, 2010	$4.70

You are encouraged to obtain current market quotations for IAX common shares in connection with voting your shares. Following the arrangement, there will be no further market for IAX common shares.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information as of April 12, 2010 with respect to ownership of IAX common shares by:

•

the persons known to IAX to beneficially own more than 5% of IAX common shares;

•

each director;

•

each IAX executive officer; and

•

all IAX directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of IAX common shares beneficially owned by a person and the percentage ownership of that person, IAX common shares subject to options, warrants and securities convertible into IAX common shares held by that person that are

53

vested and/or exercisable as of April 12, 2010 or within 60 days thereof are deemed outstanding (but such options, warrants and securities convertible into IAX common shares are not deemed outstanding for the purpose of computing the beneficial ownership of any other person). As of April 12, 2010, there were 6,410,282 IAX common shares outstanding. Except as otherwise indicated in the footnotes below, all of the IAX common shares listed for a person named in the table are directly held by such person with sole voting and dispositive power.

Unless otherwise noted, the address for each shareholder below is: c/o International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Gordon L. Ellis	534,411(1)	8.2%
Douglas E. Ellis	305,949(2)	4.7%
Shawn M. Dooley 6960 Salashan Parkway, Ferndale, Washington, United States 98248	250,894(3)	3.8%
David Thompson 6960 Salashan Parkway, Ferndale, Washington, United States 98248	176,311(4)	2.7%
John J. Sutherland	32,500(5)	*
Lionel G. Dodd	25,000(6)	*
Michael P. Bentley	24,000(7)	*
Daniel J. Whittle 6960 Salashan Parkway, Ferndale, Washington, United States 98248	20,800(8)	*
IAX Acquisition Corporation and IAX Canada Acquisition Company Inc., c/o Kinderhook Industries, LLC 888 Seventh Avenue, 16th Floor New York, New York, United States	717,325(9)	11.2%
Directors and Executive Officers as a Group (8 Persons)	1,369,865(10)	19.5%
First Wilshire Securities Management, Inc. 1224 East Green Street, Suite 200, Pasadena, CA 91106	942,329(11)	14.9%
Arctic Acquisitions Inc.	716,491(12)	11.2%

———————

* Indicates that beneficial ownership is less than 1% of the class.

(1)

Includes 100,576 IAX common shares held by Gordann Consultants Ltd., an entity in which Mr. G. Ellis owns a 51% interest and Mr. G. Ellis’s spouse owns a 49% interest, or Gordann, over which Mr. G. Ellis has shared voting and dispositive power; 10,000 IAX common shares held by Shelan Development Corp., an entity owned by Gordann, over which Mr. G. Ellis has shared voting and dispositive power; 15,000 IAX common shares held by Stelyconi Enterprises Ltd., an entity owned by Gordann, over which Mr. G. Ellis has shared voting and dispositive power; and 122,300 IAX common shares held by ABE Industries (1980) Inc., an entity owned by Gordann, over which Mr. G Ellis has shared voting and dispositive power. Also includes 128,170 IAX common shares issuable pursuant to stock options held by Mr. G. Ellis, which at the effective time of the arrangement shall become fully vested, and 9,390 restricted stock unit awards denominated in IAX common shares which, at the effective time of the arrangement shall become fully vested.

(2)

Includes 25,000 IAX common shares held by Mr. D. Ellis’s children, over which Mr. D. Ellis has voting and dispositive power. Also includes 128,170 IAX common shares issuable pursuant to stock options held by Mr. D. Ellis, which at the effective time of the arrangement shall become fully vested, and 9,390 restricted stock unit awards denominated in IAX common shares, which at the effective time of the arrangement shall become fully vested.

(3)

Includes 128,170 IAX common shares issuable pursuant to stock options held by Mr. Dooley which at the effective time of the arrangement shall become fully vested and 9,390 restricted stock unit awards denominated in IAX common shares which at the effective time of the arrangement shall become fully vested.

54

(4)

Includes 128,170 IAX common shares issuable pursuant to stock options held by Mr. Thompson which at the effective time of the arrangement shall become fully vested and 9,390 restricted stock unit awards denominated in IAX common shares which at the effective time of the arrangement shall become fully vested.

(5)

Includes 20,000 IAX common shares issuable pursuant to stock options held by Mr. Sutherland.

(6)

Includes 20,000 IAX common shares issuable pursuant to stock options held by Mr. Dodd.

(7)

Includes 20,000 IAX common shares issuable pursuant to stock options held by Mr. Bentley.

(8)

Includes 20,000 IAX common shares issuable pursuant to stock options held by Mr. Whittle.

(9)

IAX Canada Acquisition Company Inc., IAX Acquisition Corporation, International Absorbents Holdings, LLC, Kinderhook Capital Fund III, L.P., Kinderhook Capital Fund III GP, LLC, Thomas L. Tuttle, Robert E. Michalik and Christian P. Michalik (collectively "Kinderhook") reported their beneficial ownership on a Schedule 13D/A filed with the SEC on December 24, 2009. The filing indicated that as of December 14, 2009, Kinderhook had shared voting power for 717,325 IAX common shares, which represents 11.2% of the total IAX common shares outstanding as of that date.

(10)

See footnotes (1) through (8) above. Includes Gordon L. Ellis, Douglas E. Ellis, Shawn M. Dooley, David H. Thompson, John J. Sutherland, Lionel G. Dodd, Michael P. Bentley and Daniel J. Whittle.

(11)

Based on information provided by First Wilshire Securities Management, Inc. (“First Wilshire”), a broker-dealer and investment adviser, in an amended Schedule 13G filed on February 17, 2010. According the Schedule 13G, First Wilshire has sole dispositive power over all 942,329 IAX common shares, with sole voting power over 54,283 of such shares.

(12)

Based on information provided in Amendment No. 2 to Schedule 13D filed on July 17, 2009, Reporting Persons, being Gordon L Ellis, Douglas E. Ellis, David H. Thompson, Terry Holland, Paul Clinton and Wayne Henderson entered into a joint filing agreement for the purposes of Arctic Acquisitions Inc. proposing a written offer to IAX to acquire all the outstanding shares of IAX. According to the Schedule 13D, Gordon L. Ellis has sole voting and dispositive power over 186,475 common shares and shared voting and dispositive power over 247,876 common shares for an aggregate of 434,351 commons shares of IAX; Douglas E. Ellis has voting and dispositive powers over 205,889 common shares of IAX; David H. Thompson has sole voting and dispositive powers over 75,585 common shares and 666 shared voting and dispositive power for an aggregate of 76,251 common shares of IAX; no shares are beneficially owned by Terry Holland, Paul Clinton and Wayne Henderson.

PROPOSALS OF SHAREHOLDERS

If the arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meetings of shareholders. However, if the arrangement is not consummated, we expect to hold the 2010 annual meeting of shareholders.

Shareholders who intend to present proposals at the 2010 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 were required to ensure that such proposals were received by IAX no later than January 15, 2010. Such proposals must meet the requirements of the Business Corporations Act (British Columbia) and the SEC to be eligible for inclusion in IAX’s proxy materials. Submitting a shareholder proposal does not guarantee that IAX will include it in its proxy statement. In order for a proposal or nomination submitted outside of Rule 14a-8 to be considered “timely” within the meaning of Rule 14a-4(c) of the Exchange Act, IAX must have received such proposal or nomination no later than March 31, 2010. Any shareholder proposals or nominations must be submitted to IAX’s Corporate Secretary in writing at the IAX’s principal executive offices. IAX strongly encourages any shareholder interested in submitting a proposal or nomination to contact IAX’s Corporate Secretary in advance of this deadline to discuss any proposal or nomination he or she is considering, and shareholders may want to consult knowledgeable counsel with regard to the detailed requirements of applicable securities laws.

The IAX board of directors has adopted additional requirements specifically with respect to shareholder nominations for the election of directors, which are described in our prior proxy statements filed with the SEC.

55

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC and the British Columbia Securities Commission. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings are also available to the public at the SEC’s website at http://www.sec.gov or at the website for the System for Electronic Document and Analysis and Retrieval (SEDAR) developed for the Canadian Securities Administrators at www.sedar.com. You also may obtain free copies of the documents we file with the SEC and the British Columbia Securities Commission by going to our Investor Relations page on our corporate web site at www.internationalabsorbents.com (click on “Investors”, then on “SEC Filings”). Our website address is provided as an inactive textual reference only. The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC and the British Columbia Securities Commission allows us to “incorporate by reference” into this proxy statement documents we file with the SEC or on SEDAR, respectively. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting:

•

Annual Report on Form 10-K for the fiscal year ended January 31, 2009 (filed on April 29, 2009).

•

Quarterly Reports filed on Form 10-Q for the fiscal quarter ended April 30, 2009 (filed on June 12, 2009), the fiscal quarter ended July 31, 2009 (filed on September 11, 2009) and the fiscal quarter ended October 31, 2009 (filed on December 15, 2009).

•

Current Reports filed on Form 8-K dated December 15, 2009.

Financial information regarding IAX is provided in IAX’s financial statements and in the management’s discussion and analysis section in its Annual Report on Form 10-K for its most recently completed fiscal year.

Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of this proxy statements and any of the documents incorporated by reference in this proxy statement or other information concerning us, without charge, by contacting us by telephone,at 604-681-6181, by mail at International Absorbents Inc., 1569 Dempsey Road, North Vancouver, British Columbia, Canada V7K 1S8 or by email at info@internationalabsorbents.com. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 12, 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

56

DIRECTORS’ APPROVAL

The contents and the sending of the Notice of the special meeting and this proxy statement have been approved by the IAX board of directors.

DATED: APRIL 12, 2010

ON BEHALF OF

THE BOARD OF DIRECTORS OF

INTERNATIONAL ABSORBENTS INC.

Gordon L. Ellis
Chairman

Vancouver, British Columbia

April 12, 2010

57

Appendix A

ARRANGEMENT AGREEMENT

AMONG

INTERNATIONAL ABSORBENTS INC.

IAX ACQUISITION CORPORATION

AND

IAX CANADA ACQUISITION COMPANY INC.

December 14, 2009

ARTICLE I THE ARRANGEMENT

A-5

Section 1.01

Interim Order

A-5

Section 1.02

Final Order

A-6

Section 1.03

Arrangement Filings and Effective Date

A-6

Section 1.04

Meeting

A-6

Section 1.05

Shareholder Approval

A-6

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY

A-6

Section 2.01

Organization and Qualification

A-6

Section 2.02

Organizational Documents

A-7

Section 2.03

Capitalization

A-7

Section 2.04

Subsidiaries

A-7

Section 2.05

Authority Relative to this Agreement

A-8

Section 2.06

No Conflict; Required Filings and Consents.

A-8

Section 2.07

Reports; Financial Statements.

A-9

Section 2.08

Material Adverse Effect; Undisclosed Liabilities; Indebtedness.

A-10

Section 2.09

Absence of Certain Changes or Events

A-10

Section 2.10

Absence of Litigation

A-11

Section 2.11

Opinion of Financial Advisor

A-11

Section 2.12

Brokers

A-12

Section 2.13

Information Circular

A-12

Section 2.14

Environmental Matters

A-12

Section 2.15

Real Property

A-12

Section 2.16

Personal Property

A-13

Section 2.17

Contracts

A-14

Section 2.18

Insurance Policies

A-14

Section 2.19

Compliance with Laws

A-14

Section 2.20

Tax Matters

A-15

Section 2.21

Change of Control Provisions

A-16

Section 2.22

Employees

A-17

Section 2.23

Permits

A-17

Section 2.24

Employee Benefit Plans

A-17

Section 2.25

Intellectual Property Rights

A-18

Section 2.26

Customers

A-19

Section 2.27

Products Liability

A-19

Section 2.28

Working Capital

A-19

Section 2.29

Investment Canada Act

A-20

Section 2.30

Approval of Arrangement

A-20

Section 2.31

Anti-Takeover Provisions; Rights Agreement

A-20

Section 2.32

Holding Company

A-20

TABLE OF CONTENTS (Cont’d)

ARTICLE III REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBCO

A-20

Section 3.01

Organization and Qualification

A-20

Section 3.02

Authority Relative to this Agreement

A-20

Section 3.03

No Conflict; Required Filings and Consents

A-21

Section 3.04

Information Supplied

A-21

Section 3.05

Brokers

A-21

ARTICLE IV CONDUCT OF BUSINESS PENDING THE ARRANGEMENT

A-21

Section 4.01

Conduct of Business by the Company Pending the Arrangement

A-21

Section 4.02

Subsequent Company Documents; Monthly Financial Statements

A-24

ARTICLE V ADDITIONAL AGREEMENTS

A-24

Section 5.01

Interim Order; Information Circular; Final Order

A-24

Section 5.02

Appropriate Action; Consents; Filings

A-25

Section 5.03

Access to Information

A-26

Section 5.04

No Solicitation

A-26

Section 5.05

D&O Indemnification

A-28

Section 5.06

Notification of Certain Matters

A-29

Section 5.07

Public Announcements

A-29

Section 5.08

Shareholder Approval

A-29

Section 5.09

Securities Exchange Filings

A-29

Section 5.10

Company Stock Options; Company Restricted Stock Grants

A-30

Section 5.11

Transaction Litigation

A-30

Section 5.12

Further Assurances

A-30

Section 5.13

Financing

A-30

Section 5.14

Deposit in Escrow

A-30

ARTICLE VI CONDITIONS TO THE ARRANGEMENT

A-31

Section 6.01

Conditions to the Obligations of Each Party

A-31

Section 6.02

Conditions to the Obligations of Parent and Subco

A-31

Section 6.03

Conditions to the Obligations of the Company

A-33

Section 6.04

Merger of Conditions

A-33

ARTICLE VII TERMINATION, AMENDMENT AND WAIVER

A-33

Section 7.01

Termination

A-33

Section 7.02

Method of Termination; Effect of Termination

A-34

Section 7.03

Payments on Termination

A-35

Section 7.04

Amendment

A-35

Section 7.05

Extension; Waiver

A-36

ARTICLE VIII GENERAL PROVISIONS

A-36

Section 8.01

Non-Survival of Representations, Warranties and Agreements

A-36

Section 8.02

Expenses

A-36

Section 8.03

Notices

A-36

Section 8.04

Certain Definitions

A-37

Section 8.05

Interpretation

A-44

Section 8.06

Severability

A-44

Section 8.07

Entire Agreement; Assignment

A-44

Section 8.08

Parties in Interest

A-45

Section 8.09

Specific Performance and Remedies

A-45

Section 8.10

Governing Law; Jurisdiction; Waiver of Jury Trial

A-45

TABLE OF CONTENTS (Cont’d)

Section 8.11

Headings

A-45

Section 8.12

Counterparts

A-45

Section 8.13

Construction

A-46

Section 8.14

Confidentiality Agreement

A-46

Section 8.15

No Personal Liability of Directors or Officers

A-46

Schedule

Disclosure Letter

Exhibits

Exhibit A	Plan of Arrangement
Exhibit B	Support Agreement

–

Exhibit intentionally omitted. This exhibit was previously filed with the SEC as an exhibit to the Company's Form 8-K filed on December 15, 2009, and a copy of such exhibit is incorporated herein by this reference. See “Where You Can Find More Information” on page 56 of this proxy statement for information about how to obtain a copy of such exhibit

Exhibit C-1	Form of Release from Company Financial Advisor

–

Exhibit intentionally omitted. This exhibit was previously filed with the SEC as an exhibit to the Company's Form 8-K filed on December 15, 2009, and a copy of such exhibit is incorporated herein by this reference. See “Where You Can Find More Information” on page 56 of this proxy statement for information about how to obtain a copy of such exhibit

Exhibit C-2	Form of Release from Arctic Acquisitions Inc.

–

Exhibit intentionally omitted. This exhibit was previously filed with the SEC as an exhibit to the Company's Form 8-K filed on December 15, 2009, and a copy of such exhibit is incorporated herein by this reference. See “Where You Can Find More Information” on page 56 of this proxy statement for information about how to obtain a copy of such exhibit

Exhibit D	Form of FIRPTA Certificate

–

Exhibit intentionally omitted. This exhibit was previously filed with the SEC as an exhibit to the Company's Form 8-K filed on December 15, 2009, and a copy of such exhibit is incorporated herein by this reference. See “Where You Can Find More Information” on page 56 of this proxy statement for information about how to obtain a copy of such exhibit

ARRANGEMENT AGREEMENT

This ARRANGEMENT AGREEMENT dated December 14, 2009 (this “Agreement”) is made and entered into by and among IAX Acquisition Corporation, a corporation incorporated under laws of the State of Delaware (“Parent”), IAX Canada Acquisition Company Inc., a corporation incorporated under the laws of the Province of British Columbia and a wholly-owned Subsidiary of Parent (“Subco”), and International Absorbents Inc., a corporation incorporated under the laws of the Province of British Columbia (the “Company”).  Parent, Subco and the Company are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.  Capitalized terms used but not otherwise defined herein have the meanings set forth in Section 8.04 hereof.

WHEREAS, subject to the terms and conditions hereof, Parent, through its wholly-owned subsidiary, Subco, proposes to acquire all of the outstanding common shares in the capital of the Company (the “Company Common Shares”) for $4.75 per Company Common Share in cash (the aggregate consideration payable under this Agreement shall be referred to as (“Purchase Price”);

WHEREAS, the Company intends to propose to its Shareholders at the Meeting a statutory plan of arrangement under Division 5 of Part 9 of the BCBCA as a result of which, among other things, (i) Subco will acquire all of the outstanding Company Common Shares for the Purchase Price per Company Common Share, (ii) all of the Company Stock Options that have not been exercised into Company Common Shares prior to the Effective Time will be cancelled for cash consideration equivalent to the positive difference, if any, between the Purchase Price and the exercise price thereof, all in accordance with the terms of the Plan of Arrangement and (iii) all of the outstanding Company Restricted Stock Grants that have not been converted into Company Common Shares prior to the Effective Time will be cancelled for the Purchase Price per Company Common Share.

WHEREAS, each Management Shareholder is either the beneficial owner of, or controls or directs the voting in respect of, the Company Common Shares (including any Company Common Shares issued or issuable upon (x) the conversion of the Company Restricted Stock Grants held by such Management Shareholder or (y) the exercise of the Common Stock Option held by such Management Shareholder) listed opposite such Management Shareholder’s name on Exhibit F attached hereto, representing in the aggregate approximately 17.23% of the issued and outstanding Company Common Shares (on a fully diluted basis) and each Management Shareholder has, pursuant to and subject to the terms and conditions of the Support Agreement, agreed to vote the Company Common Shares beneficially owned by such Management Shareholder, or in respect of which such Management Shareholder controls or directs the voting rights attaching thereto, in favor of the Arrangement Resolution;

WHEREAS, the Board, after consultation with its advisors, has unanimously (subject to any abstention requirement set forth in Section 149 of the BCBCA) determined that the Arrangement is fair to the Securityholders and in the best interests of the Company and has resolved to enter into this Agreement and to recommend that the Shareholders vote in favor of the Arrangement Resolution, all on the terms and subject to the conditions contained herein; and

WHEREAS, the Arrangement described herein is subject to the approval of Shareholders holding at least two-thirds of the Company Common Shares represented at the Meeting and satisfaction of certain other conditions described in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained and intending to be legally bound hereby, the Parties hereby agree as follows:

ARTICLE I
THE ARRANGEMENT

Section 1.01

Interim Order

As soon as practicable following receipt of notice by the Company of the SEC Clearance, but in no event later than five (5) Business Days following such notice, the Company shall apply to the Court pursuant to the provisions of Division 5 of Part 9 of the BCBCA for the Interim Order providing for, among other things, the calling and holding of the Meeting for the purpose of obtaining the approval of the Shareholders set forth in Section 1.05 and the granting of Dissent Rights.

Section 1.02

Final Order

If the Interim Order and the approval of Shareholders set forth in Section 1.05 are obtained, the Company shall promptly thereafter take all steps necessary or desirable to submit the Arrangement to the Court and apply for the Final Order in accordance with Section 5.01(g).

Section 1.03

Arrangement Filings and Effective Date

As soon as practicable following receipt of the Final Order, the Company shall take all necessary steps to give effect to the Arrangement in accordance with Section 5.01(h) and implement the Plan of Arrangement, including filing, pursuant to section 292 of the BCBCA, the Arrangement Filings with the Registrar.  The steps of the Arrangement shall become effective in the order set out in the Plan of Arrangement.

Section 1.04

Meeting

(a)

the Company shall, promptly after the receipt of the Interim Order, but in no event later than five (5) Business Days thereafter (the “Mailing Deadline”): (i) file the Information Circular in all jurisdictions where the same is required to be filed by it; and (ii) mail the Information Circular to Securityholders in accordance with the Interim Order and applicable Law;

(b)

the Meeting shall be held as soon as reasonably practicable following receipt of the Interim Order, having regard to applicable Laws including National Instrument 54-101 of the Canadian Securities Authorities, but in no event later than sixty (60) days following the date of the SEC Clearance (the “Meeting Deadline”), and shall be held on a Business Day to be agreed upon by the Parties; and

(c)

the Company shall, subject to Section 5.04, (i) through the Board, recommend that Shareholders vote in favor of the Arrangement Resolution (the “Company Recommendation”) and include such recommendation in the Information Circular; (ii) use its reasonable best efforts to secure the approval of the Arrangement Resolution by Shareholders as provided in Section 2.05; and (iii) solicit proxies from Shareholders to be voted at the Meeting in favor of the Arrangement Resolution.

Section 1.05

Shareholder Approval

The Arrangement Resolution shall be subject to the approval of two-thirds of the votes cast by or on behalf of those Shareholders present or represented by proxy at the Meeting.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as disclosed in a separate disclosure letter dated the date hereof referring to the Sections contained in this Agreement, which has been delivered by the Company to Parent and Subco prior to the execution of this Agreement (the “Disclosure Letter”), the Company hereby represents and warrants to Parent and Subco that:

Section 2.01

Organization and Qualification

Each of the Company and its Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite organizational power and authority and all necessary governmental approvals to own, lease and operate the properties and assets it currently owns, operates or holds under lease and to carry on its business as it is now being conducted.  Each of the Company and its Subsidiaries is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification or licensing necessary, except for such failures to be so qualified or licensed and in good standing that would not, individually or in the aggregate, reasonably be likely to have a Company Material Adverse Effect.  The term “Company Material Adverse Effect” means, when used in connection with the Company, any change, effect, event, occurrence, condition or development that is or is reasonably likely to be materially adverse to (i) the business, assets, liabilities, properties, results of operations, prospects or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, or (ii) the ability of the Company to perform its obligations under this Agreement, which, in each case, shall include any change, effect, event, occurrence condition or development that had or is reasonably likely to decrease the Company’s EBITDA in an amount greater than $500,000 (other than any such decrease directly attributable to the payment of Company Transaction Expenses); provided, however, that a Company Material Adverse Effect shall not, in and of itself, include the impact attributable to (a) a change in the trading price or the trading volume of the Company’s equity securities, either alone or in combination, (b) any change in GAAP made after the date hereof, (c) a change, effect, event, occurrence, condition or development that directly or indirectly results from any act or omission of the Company made with the prior written consent of Parent or Subco where the Company has provided full disclosure of such act or omission, (d) any change in general economic conditions or in the industry in which the Company is engaged in business, or (e) any change or effects arising out of the announcement of the Transactions or the consummation of the Transactions; provided, however, that changes set forth in clauses (b) or (d) above shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be likely to occur if and to the extent such changes have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to the other participants in the principal industries and geographic markets in which the Company and its Subsidiaries conduct their businesses; provided, further, that, for the purposes of clarity, the underlying causes of any change set forth in clause (a) shall be taken into account in determining whether a “Company Material Adverse Effect” has occurred or would reasonably be likely to occur.

Section 2.02

Organizational Documents

The Company has heretofore furnished to Parent and Subco complete and correct copies of its and each of its Subsidiaries’ constating and organizational documents, as applicable (collectively, the “Organizational Documents”), each as amended to the date hereof.  The Organizational Documents are in full force and effect.  Neither the Company nor any of its Subsidiaries is in violation in any material respect of any provision of its Organizational Documents.

Section 2.03

Capitalization

The authorized capital of the Company consists of an unlimited number of Company Common Shares.  There are (i) 6,410,282 Company Common Shares that are issued and outstanding as of the date hereof, (ii) Company Restricted Stock Grants that are convertible into 37,560 Company Common Shares that are issued and outstanding as of the date hereof and (iii) Company Stock Options to purchase 691,780 Company Common Shares that are issued and outstanding as of the date hereof.  All outstanding Company Common Shares have been duly authorized and validly issued and are outstanding as fully paid and non-assessable shares in the capital of the Company.  Section 2.03 of the Disclosure Letter identifies and describes the number of Company Restricted Stock Grants and Company Common Shares to be received upon the conversion or exercise thereof (and the holder and, in the case of the Company Stock Options, the exercise price thereof) of each Company Restricted Stock Grant and each Company Stock Option (including the vesting schedule for such Company Restricted Stock Grant and such Company Stock Option, as applicable, and whether the holder of such Company Restricted Stock Grants and such Company Stock Option provided services to the Company or its Subsidiary).  Except for the Company Restricted Stock Grants and Company Stock Options and except as set forth on Section 2.03 of the Disclosure Letter, there are no existing stock grants, options, warrants, convertible securities, calls, subscriptions, or other rights or other agreements or commitments obligating the Company to issue, transfer or sell, or cause to be issued, transferred or sold, contingently or otherwise, any shares in the capital of the Company or any other securities convertible into or evidencing the right to subscribe for any such shares.  Except as set forth on Section 2.03 of the Disclosure Letter, there are no outstanding stock appreciation rights or similar phantom equity securities issued by the Company with respect to the capital of the Company.  All outstanding Company Common Shares, all outstanding Company Restricted Stock Grants and all outstanding Company Stock Options have been issued and granted in compliance with all applicable Securities Laws and other Laws.

Section 2.04

Subsidiaries

Except as set forth in Section 2.04 of the Disclosure Letter, the Company does not directly or indirectly own any equity or similar interest in, or any interest convertible into or exchangeable or exercisable for any equity or similar interest in, any corporation, partnership, limited liability company, joint venture or other business association or entity.  Except as set forth in Section 2.04 of the Disclosure Letter, all outstanding shares of stock (or other interest of equity ownership) of each Subsidiary of the Company have been duly authorized and validly issued and, if applicable, are fully paid and non-assessable, and are owned, directly or indirectly, by the Company free and clear of any Liens, and there are no outstanding options, warrants, convertible securities, calls, rights, commitments, preemptive rights or agreements or instruments or understandings of any character, obligating any Subsidiary of the Company to issue, deliver or sell, or cause to be issued, delivered or sold, contingently or otherwise, additional shares of such Subsidiary or any securities or obligations convertible or exchangeable for such shares or to grant, extend or enter into any such option, warrants, convertible security, call, right, commitment, preemptive right or agreement.

Section 2.05

Authority Relative to this Agreement

(a)

The Company has all necessary corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions.  The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the Transactions (other than (x) the approval of the Arrangement Resolution by the Shareholders as contemplated herein and (y) the approval of the Information Circular by the Board).  This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)

Except as may be required by the Court, the affirmative vote of the Shareholders holding two-thirds of the Company Common Shares represented at the Meeting is the only vote of the holders of any class or series of capital stock of the Company or any of its Subsidiaries required to approve this Agreement or any of the Transactions.  No other vote of the Securityholders or directors of the Company or any of its Subsidiaries is required by Law, the Organizational Documents of the Company or any of its Subsidiaries or otherwise in order for the Company to consummate the Transactions.

(c)

The Company has not adopted a shareholder rights plan or any similar plan or instrument that is in effect as of the date hereof except the Rights Agreement.

Section 2.06

No Conflict; Required Filings and Consents

(a)

The execution and delivery of this Agreement by the Company does not, and the consummation by the Company of the Transactions will not, (i) conflict with or violate the Organizational Documents of the Company or any of its Subsidiaries, (ii) conflict with or violate any United States (federal, state or local), Canadian (federal, provincial or local) or foreign law, statute, ordinance, rule, regulation, order, judgment, decree or common law (collectively, “Laws”) applicable to the Company or any of its Subsidiaries or by which any of its properties or assets is bound or affected, except for such conflicts or violations that, individually or in the aggregate, would not have a Company Material Adverse Effect or (iii) result in a violation or breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any property or asset of the Company or any of its Subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets is bound or affected, except as disclosed in Section 2.06 of the Disclosure Letter and except for any such violations, breaches, defaults or other occurrences that, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect or will not prevent or delay the consummation of the Transactions.

(b)

Except as disclosed in Section 2.06 of the Disclosure Letter, the execution and delivery of this Agreement by the Company do not, and the consummation by the Company of the Transactions will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority which is required to be obtained or made by the Company or any of its Subsidiaries, except (i) for the Interim Order, the SEC Clearance, the Final Order and the Arrangement Filings or (ii) where the failure to obtain such consents, approvals or authorizations, or to make such filings or notifications would not (x) prevent or materially delay the consummation of the Transactions, (y) otherwise prevent or materially delay performance by the Company of any of its obligations under this Agreement or (z) individually or in the aggregate, be reasonably likely to  have a Company Material Adverse Effect.  As of the date of this Agreement, Company knows of no reason why all regulatory approvals from any Governmental Authority required for the consummation of the transactions contemplated by this Agreement should not be obtained on a timely basis.

Section 2.07

Reports; Financial Statements

(a)

All forms, reports, schedules, prospectuses, circulars, statements and other documents (together with any amendments thereto) filed by it with any of the Canadian Securities Authorities, the SEC and AMEX since January 31, 2007 and any correspondence related thereto (such forms, reports, schedules, prospectuses, circulars, statements and other documents, including any financial statements or other documents, including any schedules included therein, are referred to as the “Company Documents”), at the time filed (and if amended or superseded by a filing prior to the date of this Agreement then, on the date of such filing), (i) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) complied in all material respects with the requirements of applicable Securities Laws.  The Company has not filed any confidential material change report with the Canadian Securities Authorities, the SEC or any other securities authority or regulator or any stock exchange or other self-regulatory authority which as of the date hereof remains confidential.  None of Company’s Subsidiaries is required to file any reports or other documents with any of the Canadian Securities Authorities, the SEC or AMEX.  As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC or the Canadian Securities Authorities with respect to any of the Company Documents.  To the Company’s Knowledge, as of the date hereof, none of the Company Documents is the subject of an ongoing review by either the SEC or the Canadian Securities Authorities, outstanding comment by either the SEC or the Canadian Securities Authorities or outstanding investigation by either the SEC or the Canadian Securities Authorities.

(b)

The annual audited consolidated financial statements and the quarterly unaudited consolidated financial statements of Company, including the notes thereto, included in the Company Documents (the “Company Financial Statements”) (i) complied as to form in all material respects with applicable accounting requirements in Canada and the U.S. and with the published rules and regulations of applicable Governmental Authorities, the Canadian Securities Authorities, the SEC and AMEX with respect thereto as of their respective dates, and (ii) are in accordance with generally accepted accounting principles of the U.S. (“GAAP”) applied on a basis consistent throughout the periods indicated and consistent with each other (except as may be indicated in the notes thereto).  The Company Financial Statements present fairly, in all material respects, the consolidated financial position, results of operations and cash flows of Company and its Subsidiaries at the dates and during the periods indicated therein (subject, in the case of unaudited statements, to normal, recurring year-end adjustments and the absence of footnotes thereto) and reflect appropriate and adequate reserves in respect of contingent liabilities, if any, of Company and its Subsidiaries on a consolidated basis.  Since January 31, 2004, there has been no change in Company’s accounting policies, except as described in the notes to the Company Financial Statements.

(c)

Since January 31, 2007, the books and records of the Company and its Subsidiaries, in all material respects, (i) have been maintained in accordance with good business practices on a basis consistent with prior years, (ii) state in reasonable detail the material transactions and dispositions of the assets of Company and its Subsidiaries and (iii) accurately and fairly reflect the basis for the Company Financial Statements.  The Company has devised and maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; and (ii) transactions are recorded as necessary (A) to permit preparation of consolidated financial statements in conformity with GAAP and (B) to maintain accountability of the assets of the Company and its Subsidiaries.

(d)

Since January 31, 2007, the Company’s principal executive officer and its principal financial officer have disclosed, based on their most recent evaluation, to the Company’s auditors and the audit committee of the Board (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information and (ii)  any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting, and the Company has provided to Parent copies of any written materials relating to the foregoing and disclosed the foregoing in Section 2.07 of the Disclosure Letter.  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the

Company’s principal executive officer and its principal financial officer under the Exchange Act with respect to such reports; and such disclosure controls and procedures are effective in alerting the Company’s principal executive officer and its principal financial officer in a timely manner of all material information required to be included in the Company’s periodic reports required under the Exchange Act.  There are no outstanding loans made by the Company or any of its Subsidiaries to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company.  Since the enactment of the Sarbanes-Oxley Act of 2002, neither the Company nor any of its Subsidiaries has made any loans to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of the Company or any of its Subsidiaries.

(e)

The Company does not hold assets located in the United States (other than investment assets, voting or nonvoting securities of another person, and assets included pursuant to Section 801.40(d)(2) of the HSR Act) having a total value of over $50,000,000, and Company has not made aggregate sales in or into the United States of over $50,000,000 in its most recent fiscal year, all within the meaning of the HSR Act.

(f)

The Company does not carry on an operating business where (i) the aggregate value of the assets in Canada, determined as of such time and in such manner as may be prescribed for purposes of Part IX of the Competition Act and regulations thereunder, that are owned by the Company or corporations controlled by the Company, other than assets that are shares of any of those corporations, would exceed Cdn. $70,000,000, or (ii) the gross revenues from sales in or from Canada determined for such annual period and in such manner as may be prescribed for purposes of Part IX of the Competition Act and regulations thereunder, generated from the assets referred to in subparagraph (i) would exceed Cdn. $70,000,000.

Section 2.08

Material Adverse Effect; Undisclosed Liabilities; Indebtedness

(a)

Since January 31, 2009, there has not been any Company Material Adverse Effect, or any event, condition or development which is reasonably likely to result in a Company Material Adverse Effect.

(b)

Neither the Company nor any of its Subsidiaries has any liabilities or obligations (whether known, whether asserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated and whether due or to become due, including any liability for Taxes) other than such liabilities or obligations (i) disclosed in Section 2.08 of the Disclosure Letter, (ii) that have been specifically disclosed or provided for on the face of the most recent audited consolidated balance sheet of the Company filed with the SEC, (iii) that have been incurred in the ordinary course of business consistent with past practice since the date of the most recent audited consolidated balance sheet of the Company filed with the SEC, or (iv) that are not required by GAAP to have been included in the Company’s consolidated balance sheet.

(c)

Except as set forth in Section 2.08 of the Disclosure Letter, neither the Company nor its Subsidiaries have any outstanding Indebtedness.

Section 2.09

Absence of Certain Changes or Events

Except as disclosed in Section 2.09 of the Disclosure Letter or as expressly contemplated by this Agreement, since January 31, 2009, neither the Company nor any of its Subsidiaries has, directly or indirectly:

(a)

redeemed, purchased, otherwise acquired, or agreed to redeem, purchase or otherwise acquire, any shares of its capital stock, or declared, set aside or paid any dividend or otherwise made a distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock (other than between the Company and a wholly-owned Subsidiary thereof);

(b)

authorized for issuance, issued, sold, delivered, granted or issued any stock grants, options, warrants, calls, subscriptions or other rights for, or otherwise agreed or committed to issue, sell, deliver or grant any shares of any class of its capital stock or any securities convertible into or exchangeable or exercisable for shares of any class of its capital stock, other than pursuant to and in accordance with the Company Stock Option Plan;

(c)

except in the ordinary course of business consistent with past practice, (i) created or incurred any Indebtedness, (ii) assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation, made any loans or advances to any other individual, firm or corporation, (iii) entered into any commitment or transaction material to the Company or any of its Subsidiaries, (iv) incurred any material liabilities outside the ordinary course of business consistent with past practice or (v) subjected any asset to any Lien;

(d)

instituted any material change in its accounting methods, principles or practices except as required by GAAP;

(e)

revalued any of its respective assets in any material respect, including without limitation, writing down the value of inventory or writing off notes or accounts receivables, except for amounts previously reserved as reflected in the January 31, 2009 balance sheet;

(f)

suffered any damage, destruction or loss, whether covered by insurance or not, except for such as would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect;

(g)

granted any increase in the base compensation of, or made any other material change in the employment terms for, any of its directors, officers and employees, except for increases or changes reflecting or based upon changed responsibilities or duties made in the ordinary course of business consistent with past practice;

(h)

adopted, modified or terminated any bonus, profit-sharing, incentive, severance or other plan or contract for the benefit of any of its directors, officers and employees other than changes which do not materially increase the aggregate cost of such plan or contract;

(i)

except for provision of services or sales in the ordinary course of business consistent with past practice, sold, leased, licensed, assigned, transferred, conveyed or otherwise disposed of any of its assets or property having a book or market value in excess of $50,000;

(j)

entered into any new line of business, or incurred or committed to incur any capital expenditures, obligations or liabilities in connection therewith in excess of $50,000 in the aggregate;

(k)

acquired or agreed to acquire by merging or consolidating with, or agreed to acquire by purchasing a substantial portion of the assets of, or in any other manner, any business of any other Person;

(l)

made any cancellation or waiver of (i) any right material to the operation of the business of the Company or any of its Subsidiaries or (ii) any material debts or claims of the Company or a Subsidiary;

(m)

except for non-exclusive licenses of Intellectual Property Rights granted in the ordinary course of business consistent with past practice, made any disposition (including any sale, assignment, conveyance or license) of, or, to the Company’s Knowledge, abandoned or failed to maintain or enforce any Intellectual Property Rights owned or used by the Company or any of its Subsidiaries;

(n)

entered into any agreement, arrangement or transaction with any Affiliate of the Company; or

(o)

agreed to (i) do any of the things described in the preceding clauses (a) through (n) or (ii) take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Article II untrue or incorrect.

Section 2.10

Absence of Litigation

There is no claim, action, proceeding or investigation pending or, to the Company’s Knowledge, threatened against the Company, any of its Subsidiaries, or any of its properties or assets, before any court, arbitrator or Governmental Authority, which, if adversely determined, would be reasonably likely to result in, individually or in the aggregate, a Company Material Adverse Effect or prevent or materially delay the consummation of the Transactions, nor does the Company have Knowledge of any basis for such claims, actions, proceedings or investigations.  Except as disclosed in Section 2.10 of the Disclosure Letter, neither the Company nor any of its Subsidiaries nor any of their respective properties or assets is subject to any order, writ, judgment, injunction, decree, determination or award.

Section 2.11

Opinion of Financial Advisor

The Company has received the opinion, dated as of the date hereof, of Capital West Partners (the “Company Financial Advisor”) to the effect that, as of the date thereof, and subject to the qualifications and limitations set forth therein, the consideration to be received under the Arrangement by the Shareholders is fair from a financial point of view to the Shareholders and such opinion has not been withdrawn, amended or modified in any way (the “Fairness Opinion”).

Section 2.12

Brokers

Except as disclosed in Section 2.12 of the Disclosure Letter, no broker, finder or investment banker or other Person (other than the Company Financial Advisor) is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.  The Company has heretofore furnished to Parent and Subco a complete and correct copy of all agreements between the Company and the Company Financial Advisor pursuant to which the Company Financial Advisor would be entitled to any payment relating to the Transactions, and there have been no amendments to such agreements.

Section 2.13

Information Circular

None of the Information Circular or the other documents to be filed with the Canadian Securities Authorities, the SEC or other Governmental Authorities in connection with the Transactions (the “Other Filings”) (other than information supplied or to be supplied by or on behalf of Parent or Subco in writing specifically for inclusion therein), at the respective time filed with the Canadian Securities Authorities, the SEC or such other Governmental Authority, and, in addition, in the case of the Information Circular, at the date it is first mailed to the Securityholders or at the time of the Meeting, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  The Information Circular (except for those portions relating to Parent or Subco) at the time of the mailing thereof to the Securityholders will comply in all material respects with the provisions of the applicable Securities Laws.

Section 2.14

Environmental Matters

(a)

Each of the Company and its Subsidiaries has, to the Company’s Knowledge, at all times complied, and is in compliance, in all material respects with all Environmental and Safety Laws, which compliance has included obtaining and complying with all Permits required pursuant to Environmental and Safety Laws for the occupation of its facilities and the operation of its business.

(b)

Neither the Company nor any of its Subsidiaries has received any notice, report, order, directive, or other information from any Governmental Authority or any other Person regarding any actual or alleged material violation of, or any material liability (whether accrued, absolute, contingent, unliquidated or otherwise) or investigatory, remedial or corrective obligation, under any Environmental and Safety Law.

(c)

Except as set forth in Section 2.14 of the Disclosure Letter, neither the Company nor any of its Subsidiaries has treated, stored, disposed of, arranged for the disposal of, transported, handled or released, or exposed any Person to, any Hazardous Material, or owned or operated any property or facility which is or has been contaminated by any Hazardous Material, so as to give rise to any current or future material liabilities or investigative, corrective or remedial obligations pursuant to any Environmental and Safety Law.

(d)

Neither the Company nor any of its Subsidiaries has, either expressly or by operation of Law, assumed, undertaken, or provided an indemnity with respect to any material liability or investigative, corrective or remedial obligation of any other Person relating to Environmental and Safety Laws.

(e)

The Company and its Subsidiaries have furnished to Parent and Subco all environmental reports, audits, assessments and other documents materially bearing on environmental, health or safety liabilities relating to the past or present facilities, properties or operations of their business (including the Owned Property and the Leased Premises), in each case, which are in their possession or under their reasonable control.

Section 2.15

Real Property

(a)

Section 2.15(a) of the Disclosure Letter sets forth the address and description of each Owned Property.  With respect to each Owned Property, (i) the Company or a Subsidiary (as the case may be) has good and marketable indefeasible fee simple title to such Owned Property, free and clear of all Liens, except Permitted Encumbrances, (ii) except as set forth in Section 2.15(a) of the Disclosure Letter, neither the Company nor any of its Subsidiaries has leased or otherwise granted to any Person the right to use or occupy such Owned

Property or any portion thereof and (iii) other than the rights of Parent and/or Subco pursuant to this Agreement, there are no outstanding options, rights of first offer or rights of first refusal to purchase such Owned Property or any portion thereof or interest therein.  Neither the Company nor any of its Subsidiaries is a party to any agreement or option to purchase any real property or interest therein.

(b)

Section 2.15(b) of the Disclosure Letter sets forth the address of each Leased Premises, and a true and complete list of all Leases (including all amendments, extensions, renewals, guaranties and other agreements with respect thereto) for each such Leased Premises (including the date and name of the parties to such Lease).  The Company has delivered to Parent a true and complete copy of each such Lease, and in the case of any oral Lease, a written summary of the material terms of such Lease.  Except as set forth in Section 2.15(b) of the Disclosure Letter, with respect to each Lease: (i) such Lease is legal, valid, binding, enforceable and in full force and effect, (ii) the Transactions contemplated by this Agreement do not require the consent of any other party to such Lease, will not result in a breach of or default under such Lease, or otherwise cause such Lease to cease to be legal, valid, binding, enforceable and in full force and effect on or after the Effective Date, (iii) the Company’s or its Subsidiary’s possession and quiet enjoyment of the Leased Premises under such Lease has not been disturbed and, to the Company’s Knowledge, there are no disputes with respect to such Lease, (iv) neither the Company or any of its Subsidiaries nor any other party to the Lease is in material breach or default under such Lease, and no event has occurred or circumstance exists which, with the delivery of notice, the passage of time or both, would constitute such a breach or default, or permit the termination, modification or acceleration of rent under such Lease, (v) no security deposit or portion thereof deposited with respect such Lease has been applied in respect of a breach or default under such Lease which has not been redeposited in full, (vi) neither the Company nor any of its Subsidiaries owes, or will owe in the future, any brokerage commissions or finder’s fees with respect to such Lease, (vii) the other party to such Lease is not an Affiliate of, and otherwise does not have any economic interest in, the Company or any its Subsidiaries, (viii) neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Premises or any portion thereof, (ix) the Company or its Subsidiaries have not collaterally assigned or granted any other security interest in such Lease or any interest therein, and (x) there are no Liens on the estate or interest created by such Lease.

(c)

The Company Real Property comprises all of the real property used or intended to be used in, or otherwise related to, the business of the Company and its Subsidiaries.

(d)

All buildings, structures, improvements, fixtures, building systems and equipment, and all components thereof, included in the Company Real Property (the “Improvements”) are in good condition and repair and sufficient for the operation of the business of the Company and its Subsidiaries.  To the Company’s Knowledge, there are no structural deficiencies or latent defects affecting any of the Improvements and there are no facts or conditions affecting any of the Improvements which would, individually or in the aggregate, interfere in any material respect with the use or occupancy of the Improvements or any portion thereof in the operation of the business of the Company and its Subsidiaries.

Section 2.16

Personal Property

(a)

Each of the Company and its Subsidiaries has good title to all material personal property of any kind or nature which the Company or any of its Subsidiaries purports to own, free and clear of all Liens, except for (i) Liens disclosed on Section 2.16 of the Disclosure Letter, (ii) Liens for non-delinquent Taxes and non-delinquent statutory liens arising other than by reason of default, (iii) statutory Liens of landlords or Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due and (iv) Liens incurred or deposits made in the ordinary course of business in connection with worker’s compensation, unemployment insurance and other types of social security.  The Company and its Subsidiaries, as lessees, have the right under valid and subsisting leases to use, possess and control all personal property leased by and material to the Company or any of its Subsidiaries as now used, possessed and controlled by the Company or any of its Subsidiaries, as applicable.

(b)

All machinery, equipment and other tangible assets currently being used by the Company or any of its Subsidiaries which are owned or leased by the Company or any of its Subsidiaries and material to the business of the Company or any of its Subsidiaries are in good operating condition, maintenance and repair, ordinary wear and tear excepted, are usable in the ordinary course of business and are reasonably adequate and suitable for the uses to which they are being put.

Section 2.17

Contracts

Section 2.17 of the Disclosure Letter is a complete list (organized by reference to the applicable clauses (i) through (xii) below) of all agreements of the Company or any of its Subsidiaries that are currently in effect (except for those set forth in clause (x) below) and that are (i) leases, sales contracts and other agreements with respect to any property, real or personal, of the Company or any of its Subsidiaries which provide for the receipt or expenditure by the Company or any of its Subsidiaries of more than $75,000 as of the date hereof; (ii) contracts or commitments for capital expenditures or acquisitions in excess of $100,000 for one project or set of related projects; (iii) guarantees of third party obligations; (iv) agreements (including settlement, co-existence, non-competition or standstill agreements) which restrict the kinds of businesses in which the Company or any of its Subsidiaries may engage or the geographical area in which any of them may conduct their business; (v) indentures, mortgages, loan agreements or other agreements relating to the borrowing of money by the Company or any of its Subsidiaries, the granting of Liens or lines of credit by the Company or any of its Subsidiaries, in each case, involving an amount in excess of $100,000; (vi) collective bargaining agreements or agreement with any labor council; (vii) licenses, agreements, assignments or contracts (whether as licensor or licensee, assignor or assignee) relating to any Intellectual Property Rights (other than licenses of commercially-available, off-the-shelf software with a replacement cost and/or aggregate annual license and maintenance fees of less than $10,000); (viii) brokerage or finder’s agreements; (ix) joint venture agreements, partnership agreements, development or similar agreements; (x) stock purchase agreements, asset purchase agreements or other acquisition or divestiture agreements executed within the last five years, in each case, involving an amount in excess of $100,000; (xi) employment, consulting or management agreements; or (xii) agreements or other arrangements with any director or executive officer of the Company or its Affiliates (other than customary at will employment arrangements) (all items required to be disclosed in Section 2.17 of the Disclosure Letter being hereinafter referred to collectively, as “Contracts”).  True and correct copies of all the Contracts have been made available to Parent and Subco.  Except as disclosed in Section 2.17 of the Disclosure Letter, (a) all Contracts are valid and subsisting and in full force and effect, (b) each of the Company and its Subsidiaries has duly performed its respective obligations thereunder in all material respects to the extent such obligations have accrued, (c) neither the Company nor any of its Subsidiaries is in breach or default in any material respect under any Contract and (d) to the Company’s Knowledge, no other party to any Contract is in breach or default in any material respect under such Contract.  Except as disclosed in Section 2.17 of the Disclosure Letter, no approval or consent of any Person is needed in order that any Contract that is material to the business of the Company or its Subsidiaries continue in full force and effect following the consummation of the Transactions.

Section 2.18

Insurance Policies

Section 2.18 of the Disclosure Letter is a complete list of all insurance policies of the Company and each of its Subsidiaries that are in effect as of the date of this Agreement.  The Company has made available to Parent and Subco true and correct copies of all such insurance policies, and each such policy is in full force and effect.  No written notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such policy.  To the Company’s Knowledge, there are no pending claims against such insurance by the Company or any of its Subsidiaries as to which the insurers have denied coverage or otherwise reserved rights.  Such insurance policies are of the type and in amounts which the Company believes are reasonably appropriate for the Company and its Subsidiaries to conduct its business and are in amounts sufficient to meet the requirements under the terms of the Leases and the Contracts.

Section 2.19

Compliance with Laws

(a)

 (i) Each of the businesses of the Company and its Subsidiaries is, and since January 31, 2007, has been, conducted in compliance in all material respects with all Laws applicable to the Company or such Subsidiary or by which any property, asset or right of the Company or such Subsidiary is bound, including all applicable building, zoning, subdivision, health and safety and other land use laws, and (ii) the Company is in material compliance with the applicable listing, corporate governance and other rules and regulations of AMEX.

(b)

Except for matters that, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect, neither the Company, any of its Subsidiaries, nor, to the Company’s Knowledge, any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, any of them (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (including the rules and regulations promulgated thereunder, the “FCPA”), or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.  During the last three (3) years, neither the Company nor any of its Subsidiaries has received any communication that alleges that the Company or any of its Subsidiaries is, or may be, in violation of, or has, or may have, any material liability under, the FCPA which has not been resolved.

Section 2.20

Tax Matters

(a)

Except as disclosed in Section 2.20(a) of the Disclosure Letter, the Company and each of its Subsidiaries have timely filed all material Tax Returns that they were required to file prior to the date hereof.  All such Tax Returns were correct and complete in all material respects.  All material Taxes owed by the Company and each of its Subsidiaries (whether or not shown on any Tax Return) have been paid.  None of the Company or any of its Subsidiaries currently is the beneficiary of any extension of time within which to file any Tax Return or pay any Taxes.  No claim has ever been made by an authority in a jurisdiction where any of the Company or any of its Subsidiaries does not file Tax Returns that the Company or such Subsidiary is or may be subject to taxation by that jurisdiction.

(b)

Except as disclosed in Section 2.20(b) of the Disclosure Letter, the Company and each Subsidiary of the Company have collected and withheld all amounts required to be collected or withheld by it on account of Taxes or otherwise and has remitted the same to the appropriate Governmental Authority in the manner and within the time required  by applicable Law.

(c)

There are no actions, suits, proceedings, investigations, disputes or claims pending or, to the Company’s Knowledge, threatened against the Company or any Subsidiary concerning any Tax liability of any of the Company or any of its Subsidiaries or any matters under discussion with any Governmental Authority relating to Taxes asserted by any such authority.  The Company has delivered to Parent and Subco correct and complete copies of all income Tax Returns, examination reports, notices of assessment or reassessment, notices of determination of loss and statements of deficiencies assessed against or agreed to by any of the Company or any of its Subsidiaries since January 31, 2007.

(d)

Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax filing, assessment, reassessment or deficiency.

(e)

Neither the Company nor any of its Subsidiaries has any liability for the Taxes of any Person other than the Company and the Subsidiaries of the Company (i) under Treas. Reg. §1.1502-6 (or any similar provision of state, local, or foreign law), (ii) as a transferee or successor, (iii) by contract, or (iv) otherwise.

(f)

Neither the Company nor any of its Subsidiaries has been a United States Real Property Holding Corporation (as defined in Section §897(c)(2) of the Code) during the applicable period specified in Section §897(c)(1)(A)(ii) of the Code.

(g)

Neither the Company nor any of its Subsidiaries owns an interest in an entity either treated as a partnership or whose separate existence is ignored for federal income tax purposes.

(h)

No Person has been granted a power of attorney that is currently in force with respect to any Tax matter.

(i)

Neither the Company nor any of its Subsidiaries is a party to any tax sharing, allocation, indemnity or similar agreement or arrangement (whether or not written) pursuant to which it will have any obligation to make payments on or after the Effective Date.

(j)

The charges, accruals and reserves for material amounts of Taxes with respect to Company and its Subsidiaries reflected on the Company Financial Statements of Company and its Subsidiaries (whether or not due and whether or not shown on any Tax Return but excluding any provision for deferred income Taxes) are adequate to cover such Taxes, other than any liability for unpaid Taxes that may have accrued since the last date of such Company Financial Statements in connection with the operation of its business in the ordinary course, consistent with past practice.

(k)

To the Company’s Knowledge, the consummation of the Transactions will not in and of themselves (i) cause any Tax to become payable by the Company or any of its Subsidiaries or (ii) have any adverse effect on the continued validity and effectiveness of any material Tax exemption, Tax holiday or other Tax reduction agreement or order applying to the Company or any of its Subsidiaries.

(l)

Neither the Company nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.

(m)

Neither the Company nor any of its Subsidiaries has engaged in any “listed transaction” as defined in the Treasury Regulations promulgated under Section 6011 of the Code.

(n)

Neither the Company nor any of its Subsidiaries is, or at any time has been, subject to (i) the dual consolidated loss provisions of Section 1503(d) of the Code, (ii) the overall foreign loss provisions of Section 904(f) of the Code or (iii) the recharacterization provisions of Section 952(c)(2) of the Code.

(o)

For all transactions between the Company or any of its Subsidiaries resident in Canada and any Person who is not resident in Canada for purposes of the Canadian Tax Act with whom the Company or any of its Subsidiary was not dealing at arm’s length for purposes of the Tax Act, the Company or such Subsidiary has made or obtained records or documents that meet the requirements of paragraphs 247(4)(a) to (c) of the Canadian Tax Act.

(p)

No circumstances exist or would reasonably be likely to arise as a result of matters existing before the Effective Date that may result in the Company or any of its Subsidiaries being subject to the application of section 159 or 160 of the Canadian Tax Act or comparable provisions of any other legislation or otherwise cause the Company or any of its Subsidiaries to be liable for Taxes of any other Person.

(q)

None of sections 80 to 80.04 of the Canadian Tax Act have applied to the Company or any of its Subsidiaries, and there are no circumstances existing which would reasonably be likely to result in the application of sections 78 to 80.04 of the Canadian Tax Act or any equivalent provincial provision to the Company or any of its Subsidiaries.

(r)

Each Benefit Plan that is a “nonqualified deferred compensation plan” (as defined under Section 409A(d)(1) of the Code) has been operated and administered in compliance with, and is in documentary compliance with, Section 409A of the Code and the Treasury Regulations and other official guidance promulgated thereunder.

(s)

Except Except as disclosed on Section 2.20(s) of the Disclosure Letter, the consummation of the Transaction alone, or in combination with a termination of any employee, officer, director, stockholder or other service provider of the Company or its Subsidiaries (whether current, former or retired) or their beneficiaries, will not give rise to any liability under any Benefit Plan, including liability for severance pay, unemployment compensation, termination pay or withdrawal liability, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, officer, director, stockholder or other service provider of the Company or its Subsidiaries (whether current, former or retired) or their beneficiaries.  No amount that could be received (whether in cash or property or the vesting of property, but excluding any severance payable as a result of  the termination of the employment of any Person after the closing of the Transactions) as a result of the consummation of the Transactions (whether alone or in combination with any other event, but excluding the termination of the employment of any Person after the closing of the Transactions) by any employee, officer, director, stockholder or other service provider of the Company or its Subsidiaries under any Benefit Plan or otherwise would not be deductible by reason of Section 280G of the Code or would be subject to an excise tax under Section 4999 of the CodeNeither the Company nor its Subsidiaries has any indemnity obligation on or after the Effective Time for any Taxes imposed under Section 4999 or 409A of the Code.

Section 2.21

Change of Control Provisions

Except as disclosed on Section 2.21 of the Disclosure Letter, none of the arrangements, agreements or understandings listed in the Disclosure Letter contains any provision that would create any liability or obligation of the Company or any of its Subsidiaries as the result of a change of control of the Company (or indirect change of control of any of its Subsidiaries) or that will create any liability or obligation of the Company or any of its Subsidiaries as a result of the consummation of the Transactions (or as a result of termination following such change of control or consummation).

Section 2.22

Employees

(a)

To the Company’s Knowledge, no employee of the Company or any of its Subsidiaries set forth on Section 2.22 of the Disclosure Letter has any plans to terminate employment with the Company.

(b)

The Company and each of its Subsidiaries has complied in all material respects with all Laws relating to the employment of labor, including provisions thereof relating to wages, hours, equal opportunity and collective bargaining, and does not have any labor relations problems (including, without limitation, threatened or actual strikes or work stoppages or material grievances) other than such problems that would not be reasonably likely to have a Company Material Adverse Effect.  The Company and its Subsidiaries have not incurred any liability under, and have complied in all respects with, the Worker Adjustment Retraining Notification Act (the “WARN Act”), and no fact or event exists that could give rise to liability under the WARN Act.  Each of the Company and its Subsidiaries has withheld, reported and remitted all amounts required by Law or by agreement to be withheld, reported and remitted with respect to wages, salaries and other payments to its employees.

Section 2.23

Permits

Each of the Company and its Subsidiaries has all Permits, except for those Permits that the failure to have would not, individually or in the aggregate, be reasonably likely to have a Company Material Adverse Effect.  Section 2.23 of the Disclosure Letter contains a complete list of all material Permits (each a “Material Permit”), other than any Permits with respect to state or local sales, use or other Taxes or business or occupational licenses.  To the Company’s Knowledge, all of the Material Permits are in full force and effect.  No outstanding notice of cancellation or termination has been delivered to the Company or any of its Subsidiaries in writing in connection with any such Material Permit nor, to the Company’s Knowledge, has any such cancellation or termination been threatened.  To the Company’s Knowledge, no application, action or proceeding for the modification of any such Material Permits is pending or threatened that may result in the revocation, modification, nonrenewal or suspension of any Material Permits.  The Company and each of its Subsidiaries has filed when due all documents required to be filed with any Governmental Authority in connection with such Material Permits and, at the time of the filing thereof, all such filings were accurate and complete in all material respects.  All Material Permits shall continue to be effective and any required renewals thereof shall be available in order for the Company and each of its Subsidiaries to continue to conduct their respective businesses as they are currently being conducted and in accordance with the existing plans of the Company and its Subsidiaries.

Section 2.24

Employee Benefit Plans

(a)

Section 2.24(a) of the Disclosure Letter contains a complete and correct list of each “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)), and each other benefit or compensation  plan, program, policy, practice, arrangement, agreement or contract  that is maintained, sponsored, contributed or required to be contributed to by the Company or with respect to which the Company has any current or potential liability or  obligation.  For purposes of this Section 2.24 only, “Company” shall be deemed to include the Subsidiaries and any Person required to be aggregated with the Company or any of its Subsidiaries under Section 414 of the Code or Section 4001 of ERISA at any relevant time.  Each item listed in Section 2.24 (a) of the Disclosure Letter is a “Benefit Plan.”

(b)

Each Benefit Plan that is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service (the “IRS”), and nothing has occurred that would reasonably be likely to adversely affect the qualification of such Benefit Plan.

(c)

The Company has no current or potential liability or  obligation (including, but not limited to, withdrawal liability) under or with respect to (i) any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) that is or was subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (as such term is defined in Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code), or  (iv) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA).

(d)

Except as disclosed on Section 2.24 (d)(i) of the Disclosure Letter, none of the Benefit Plans obligates the Company to pay any separation, severance, termination or similar benefit to any director, officer or employee of the Company upon termination or as a result of the consummation of the Transactions or as a result of a change in control or ownership within the meaning of Section 280G of the Code.  Except as set forth on Section 2.24(d)(ii) of the Disclosure Letter, the transactions contemplated by this Agreement will not cause the acceleration of vesting in, or payment of, any benefits or compensation under any Benefit Plan and will not otherwise accelerate or increase any liability or obligation under any Benefit Plan.

(e)

Each Benefit Plan and any related trust, insurance contract or fund has been maintained, funded and administered in compliance in all material respects with its respective terms and in compliance in all material respects with all applicable Laws, including, but not limited to, ERISA and the Code.

(f)

The Company has complied with the requirements of Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code and any similar state law (“COBRA”); and the Company has no obligation under any Benefit Plan or otherwise to provide health or life insurance benefits or other welfare-type benefits to former employees of the Company or any other Person.

(g)

With respect to each Benefit Plan, the Company has provided to Parent and Subco true, complete and correct copies of (to the extent applicable) (i) all documents pursuant to which the Benefit Plan is maintained, funded and administered, (ii) the most recent IRS Form 5500 annual reports as  filed (with applicable attachments), (iii) the most recent financial statement, (iv) the most recent summary plan description provided to participants, (v) the most recent determination letter received from the IRS, and (vi) all related trust agreements, insurance contracts and other funding arrangements that implement each Benefit Plan.

(h)

With respect to each Benefit Plan, all required or recommended payments, premiums, contributions, distributions, reimbursements or accruals for all periods (or partial periods) ending prior to or as of the Effective Date shall have been made or properly accrued on the audited consolidated balance sheet of the Company as of January 31, 2009.  None of the Benefit Plans has any material unfunded liabilities.

(i)

There have been no “prohibited transactions” (as defined in Section 406 of ERISA and Section 4975 of the Code) with respect to any Benefit Plan.  No “fiduciary” (as defined in Section 3(21) of ERISA) has any liability for breach of fiduciary duty or any other failure to act or comply in connection with the administration or investment of the assets of any Benefit Plan.  No action, audit, suit, proceeding, claim, hearing or investigation  relating to any Benefit Plan (other than routine claims for benefits) is pending or, to the Company’s Knowledge, threatened, and, to the Company’s Knowledge, there is no basis for any such action, audit, suit, proceeding, claim, hearing or investigation.

Section 2.25

Intellectual Property Rights

(a)

Section 2.25(a) of the Disclosure Letter sets forth a complete and correct list (including particulars of registration or application for registration) of all of the following owned or used by the Company or any of its Subsidiaries: (i) patented or registered Intellectual Property Rights (including Internet domain names) and pending patent applications and other applications for registration of Intellectual Property Rights; (ii) all trade names and unregistered trademarks and service marks that are material to the conduct of its business; (iii) all computer software (other than commercially-available, off-the-shelf software with a replacement cost and/or aggregate annual license and maintenance fees of less than $10,000); and (iv)  unregistered copyrights that are material to the conduct of its business.

(b)

The Company and each of its Subsidiaries owns and possesses, free and clear of all Liens, all right, title and interest in and to, or has the right to use pursuant to a valid and enforceable written license (and such license is set forth in Section 2.25(a) of the Disclosure Letter), all of the Intellectual Property Rights necessary for or used in the operation of its business as currently conducted (together with the Intellectual Property Rights set forth on Section 2.25(a) of the Disclosure Letter, the “Company Intellectual Property Rights”).  All of the Company Intellectual Property Rights are valid, subsisting and to the Company’s Knowledge, enforceable.  The Company and its Subsidiaries are not a party to or bound by any Contract or any other obligation that limits their ability to sell, transfer, license, assign, convey, or use any Company Intellectual Property Rights other than the Contracts set forth in Section 2.25(a) of the Disclosure Letter.  The transactions contemplated by this Agreement will not impair the right, title or interest of the Company or its Subsidiaries in or to the Company Intellectual Property Rights, and all of the Company Intellectual Property Rights will be owned or available for use by the Company or its Subsidiaries, as applicable, immediately after the Closing on terms and conditions identical to which such Intellectual Property Rights were owned or available immediately prior to the Closing.  There are no claims

(including office actions, opposition proceedings or cancellation actions) against the Company or any of its Subsidiaries by any third party contesting the validity, enforceability, use, registrability or ownership of any of the Company Intellectual Property Rights that were either made within the past six (6) years, are currently outstanding or, to the Company’s Knowledge, are threatened, and to the Company’s Knowledge, there are no reasonable grounds for the same.  No loss or expiration of any Company Intellectual Property Rights is threatened, pending or reasonably foreseeable.  To the Company’s Knowledge, neither the Company nor any of its Subsidiaries has infringed, misappropriated or otherwise conflicted with any Intellectual Property Rights or other rights of any third parties, there is no infringement, misappropriation or conflict with any Intellectual Property Rights or other rights of any third parties which will occur as a result of the continued operation of the business of the Company and each of its Subsidiaries as currently conducted, and the Company has not received any notice of the foregoing (including any demand or request that the Company or any of its Subsidiaries license any rights from a third party).  To the Company’s Knowledge, no third party has infringed, misappropriated or conflicted with any of the Company Intellectual Property Rights.  The Company and each of its Subsidiaries have taken all necessary or reasonably desirable actions to protect, maintain and enforce the Company Intellectual Property Rights.

(c)

Each current employee of or consultant to the Company or any of its Subsidiaries has executed an agreement with the Company or such Subsidiary (i) requiring such employee or consultant to maintain the confidentiality of the Company’s and/or such Subsidiary’s trade secrets and other proprietary information and (ii) acknowledging that all work, research or development, including all Intellectual Property Rights, produced or created by such employee or consultant in the course of his, her or its employment or other engagement with the Company or such Subsidiary shall be the sole and exclusive property of the Company and/or such Subsidiary, and such agreements are valid and enforceable in accordance with their terms.  The Company or any of its Subsidiaries owns all right, title or interest in and to all Intellectual Property Rights created or developed by any current or former employee or consultant in the course of his, her or its relationship with the Company or such Subsidiary.

(d)

The computer systems, including the software, hardware, firmware, networks, interfaces and related systems, used by the Company and each of its Subsidiaries in the conduct of its business are sufficient for the immediate needs of the Company and each of its Subsidiaries, as currently contemplated, including as to capacity and ability to process current peak volumes in a timely manner, and, in the last eighteen (18) months, there have been no significant failures, crashes or other adverse events affecting such computer systems that have had or would reasonably be likely to have an adverse effect on the ability of the Company or any of its Subsidiaries to operate the business.

Section 2.26

Customers

(a)

Section 2.26 of the Disclosure Letter sets forth the names of the customers with sales in excess of $100,000 for the 12-month period ended January 31, 2009, in each case for the Company and its Subsidiaries on a consolidated basis.  Since January 31, 2009, there has been no termination or cancellation of, and no modification or change that is materially adverse to the Company or any of its Subsidiaries in, the business relationship of the Company or any of the Subsidiaries with any such customer.

(b)

To the Company’s Knowledge, other than as may be caused by any action or inaction by the Company, Parent or Subco after the Effective Date, there is no reason to believe that the benefits of any relationship with any customer set forth in Section 2.26 of the Disclosure Letter will not continue after the Effective Date in substantially the same manner as prior to the date of this Agreement.

Section 2.27

Products Liability

Neither the Company nor any of its Subsidiaries has any liability (whether known, asserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, due or to become due) and, to the Company’s Knowledge, there is no basis for any present or future action, suit, proceeding, order, investigation or claim against the Company or any of its Subsidiaries giving rise to any such liability, arising out of any injury to Persons or property as a result of the ownership, possession, or use of any product manufactured, sold or distributed by the Company or any of its Subsidiaries.

Section 2.28

Working Capital

(a)

As of November 30, 2009, the Company and its Subsidiaries, taken as a whole, have at least $6,380,000 of freely available cash and cash equivalents.

(b)

As of October 31, 2009, the Company and its Subsidiaries, taken as a whole, have $2,684,000 in Working Capital.

Section 2.29

Investment Canada Act

Neither the Company nor any of its Subsidiaries is engaged in any business listed in Subsection 14.1(5) of the ICA.

Section 2.30

Approval of Arrangement

(a)

The Board has unanimously determined (subject to any abstention requirement set forth in Section 149 of the BCBCA), after consultation with its counsel and the Company Financial Advisor, that the Arrangement is fair to the Securityholders and in the best interests of the Company and the Board has unanimously resolved to recommend that Shareholders vote in favor of the Arrangement.

(b)

After reasonable inquiry, the Board has been advised and believes that each member of the Board intends to vote in favor of the Arrangement Resolution with respect to all Company Common Shares (including any Company Common Shares issued upon (x) the conversion of the Company Restricted Stock Grants or (y) the exercise of the Company Stock Options) that such member is the beneficial owner or over which such member has direction or control.

Section 2.31

Anti-Takeover Provisions; Rights Agreement

(a)

The Board has taken all necessary action so that the restrictions of any takeover, anti-takeover, moratorium, “fair price”, “control share” or other similar Law enacted under any Law applicable to the Company (each, a “Takeover Statute”) do not, and will not, apply to this Agreement or the Transactions.

(b)

The Board has taken all necessary action to render the Rights Agreement inapplicable to this Agreement and the Transactions.

Section 2.32

Holding Company

Except as set forth in Section 2.32 of the Disclosure Letter, the Company does not engage in any operations or business, have any liabilities or own any assets, other than, in each case, its ownership of the capital stock of its Subsidiaries and its activities incidental thereto.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF PARENT AND SUBCO

Each of Parent and Subco hereby represents and warrants to the Company that:

Section 3.01

Organization and Qualification

Parent is a Delaware corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.  Subco is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia.

Section 3.02

Authority Relative to this Agreement

Each of Parent and Subco has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions.  The execution and delivery of this Agreement by Parent and Subco and the consummation by Parent and Subco of the Transactions have been duly and validly authorized by all necessary action and no other proceedings on the part of the Parent and Subco are necessary to authorize this Agreement or to consummate the Transactions.  This Agreement has been duly and validly executed and delivered by Parent and Subco and constitutes a legal, valid and binding obligation of each of Parent and Subco enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

Section 3.03

No Conflict; Required Filings and Consents

(a)

The execution and delivery of this Agreement does not, and the consummation of the Transactions will not (i) conflict with or violate the organizational documents of Parent or Subco or (ii) conflict with or violate any Law applicable to Parent or Subco or by which any property or asset of Parent or Subco is bound or affected, except for such conflicts or violations which would not, individually or in the aggregate, materially impair the ability of the Parent or Subco to perform its obligations under this Agreement.

(b)

The execution and delivery of this Agreement by Parent and Subco does not, and the consummation of the Transactions by Parent and Subco will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority which is required to be obtained or made by Parent or Subco, except (i) for notification under the ICA and (ii) where the failure to obtain such other consents, approvals, authorizations, or permits, or to make such filings or notifications, individually or in the aggregate would not materially impair the ability of the Parent or Subco to perform its obligations under this Agreement.

Section 3.04

Information Supplied

None of the information supplied or to be supplied by Parent or Subco in writing specifically for inclusion in the Information Circular or the Other Filings, at the respective time filed with the Canadian Securities Authorities, the SEC or the other Governmental Authorities, and, in addition, in the case of the Information Circular, at the date it is first mailed to the Securityholders or at the time of the Meeting, contains or omits or will contain any untrue statement of a material fact, or omits or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

Section 3.05

Brokers

No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent or Subco for which the Company or any of its Subsidiaries could become liable or obligated.

ARTICLE IV
CONDUCT OF BUSINESS PENDING THE ARRANGEMENT

Section 4.01

Conduct of Business by the Company Pending the Arrangement

Between the date of this Agreement and the Effective Time, except as set forth in Section 4.01 of the Disclosure Letter or as otherwise expressly provided for in this Agreement, unless Subco shall otherwise agree in writing, the Company shall, and shall cause each of its Subsidiaries to, conduct its business in the ordinary course and in a manner consistent in all material respects with past practice (including with respect to the management of Working Capital).  Between the date of this Agreement and the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, use all commercially reasonable efforts to (i) preserve intact its business organization, (ii) keep available the services of the current officers, employees and consultants of the Company and each of its Subsidiaries, (iii) preserve the current relationships of the Company and each of its Subsidiaries with customers, distributors, suppliers, licensors, licensees, contractors and other Persons with which the Company or any of its Subsidiaries has significant business relations, (iv) maintain all of the Company Real Property (including the Improvements) and other material assets in good repair and condition (except for ordinary wear and tear) other than those disposed of in the ordinary course of business, (v) maintain all insurance necessary to the conduct of the Company’s business as currently conducted, (vi) maintain its books of account and records in the usual, regular and ordinary manner and (vii) maintain, protect and enforce all of its Intellectual Property Rights in a manner consistent with past practice.  Without limiting the foregoing, except as contemplated by this Agreement, or as set forth in Section 4.01 of the Disclosure Letter, the Company shall not, and shall cause each of its Subsidiaries not to, between the date of this Agreement and the Effective Time, directly or indirectly do, or propose to do, any of the following without the prior written consent of Subco:

(a)

amend or otherwise change any Organizational Document;

(b)

issue, deliver, sell, pledge, dispose of, transfer, grant or encumber, or authorize the issuance, delivery, sale, pledge, disposition, transfer, grant or encumbrance of, (i) any shares of capital stock of any class of the Company or any of its Subsidiaries, or any stock grants, options, warrants, convertible securities or other rights of any kind to acquire any shares of such capital stock, or any other ownership interest (including, without limitation, any phantom interests), of the Company or any of its Subsidiaries or (ii) any assets of the Company or any of its Subsidiaries, except for (A) sales of inventory in the ordinary course of business consistent with past practice and (B) issuance of Company Common Shares upon (x) the exercise of Company Restricted Stock Grants that are issued and outstanding on the hereof or (y) the exercise of Company Stock Options that are issued and outstanding on the date hereof;

(c)

declare, set aside, establish a record date for, make or pay any dividend or other distribution (whether payable in cash, stock, property or any combination thereof) with respect to any of its capital stock, other than dividends paid by any wholly-owned Subsidiary to the Company, or enter into any agreement with respect to the voting of  its capital stock;

(d)

reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, or propose or offer to redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock;

(e)

acquire (including by merger, amalgamation, arrangement, consolidation, or acquisition of stock or assets) any interest in any Person or any division thereof or any assets thereof;

(f)

reduce the stated capital of any class of shares of the Company or any of its Subsidiaries;

(g)

enter into any joint venture or similar agreement, arrangement or relationship;

(h)

reorganize, amalgamate or merge the Company or any of its Subsidiaries with any other Person or adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries;

(i)

redeem, repurchase, prepay, defease, cancel, incur or otherwise acquire, or modify the terms of, any Indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise become responsible for, the obligations of any Person for borrowed money;

(j)

grant any Lien on any of its assets;

(k)

make any loans, advances, or capital contributions to, or investments in, any other Person;

(l)

(i) make or authorize any capital expenditures which are, individually or in the aggregate, in excess of $100,000 per month or (ii) fail to make any capital expenditure that has been budgeted by the Company or any of its Subsidiaries to be made during such period;

(m)

(i) enter into, establish, adopt, amend or renew any material employment, consulting, severance or similar agreement or arrangements with any director, officer, or employee or otherwise hire or terminate any employee, (ii) grant any salary, wage or bonus increase or (iii) amend or modify any severance policy as in effect on January 31, 2009;

(n)

establish, adopt, amend or increase benefits under any Benefit Plan or under any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting or welfare benefit contract, plan or arrangement (other than as may be required by applicable Law);

(o)

discharge or satisfy any material Lien or pay or satisfy any material obligation or liability (fixed or contingent) except in the ordinary course of business consistent with past practice, or commence any voluntary petition, proceeding or action under any bankruptcy, insolvency or other similar Law;

(p)

make or institute any change in accounting procedures or practices unless mandated by GAAP or otherwise required by law or the rules and policies of AMEX;

(q)

take any action that, if taken after January 31, 2009 but prior to the date hereof, would have been required to be disclosed in Section 2.09 of the Disclosure Letter, unless otherwise permitted under this Section 4.01;

(r)

enter into any agreement or other arrangement or amend any existing agreement or other arrangement with any director, officer, employee or stockholder of the Company or any of its Subsidiaries;

(s)

communicate with employees of the Company or any of its Subsidiaries regarding the compensation, benefits or other treatment that they will receive in connection with the Transaction, unless any such communications are consistent with prior directives or documentation provided to the Company by Parent (in which case, the Company shall provide Parent with prior notice of and the opportunity to review and comment upon any such communications);

(t)

enter into any agreement or other arrangement or amend any existing agreement or other arrangement that is reasonably likely to be material to the business of the Company or any of its Subsidiaries, except in the ordinary course of business consistent with past practice;

(u)

enter into any new line of business outside of its existing business segments;

(v)

make or change any election, change an annual accounting period, adopt or change any accounting method (except as permitted under Section 4.01(p)  above), file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment relating to the Company or any of its Subsidiaries, surrender any right to claim a refund of Taxes, consent to any extension or waiver of the limitation period applicable to any Tax claim or assessment relating to the Company or any of its Subsidiaries, fail to timely file any Tax Return, take a position on a Tax Return not in keeping with prior practice or take any other similar action, or omit to take any action relating to the filing of any Tax Return or the payment of any Tax, if such election, adoption, change, amendment, agreement, settlement, surrender, consent or other action or omission could have the effect of increasing the present or future Tax liability or decreasing any present or future Tax asset of the Company or any of its Subsidiaries;

(w)

take any action or omit to take any action which would result in a violation of any applicable Law or would cause a breach of any agreement, contract or commitment, which violation or breach would be reasonably likely to have a Company Material Adverse Effect;

(x)

sell, license, assign, convey or otherwise transfer to any Person any Intellectual Property Rights, except licenses of Intellectual Property Rights granted in the ordinary course of business consistent with past practice;

(y)

abandon, fail to maintain or enforce, or otherwise dispose of any Intellectual Property Rights owned or used by the Company or any of its Subsidiaries;

(z)

amend, modify, extend, renew or terminate any Lease, or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property;

(aa)

demolish or remove any of the existing Improvements, or erect new improvements on the Company Real Property or any portion thereof;

(bb)

settle, release, waive or compromise any pending or threatened material legal, administrative, arbitral or other suit, claim, action, inquiry, mediation, proceeding or investigation of any nature (each, an “Action”) of or against the Company or any of its Subsidiaries (A) for an amount in excess of $50,000 in the aggregate, (B) entailing the incurrence of (x) any obligation or liability of the Company in excess of such amount, including costs or revenue reductions or (y) obligations that would impose any material restrictions on the business or operations of the Company or any of the Subsidiaries, or (C) that is brought by any current, former or purported holder of any capital stock or debt securities of the Company or any its Subsidiaries relating to the transactions contemplated by this Agreement;

(cc)

(A) enter into, terminate (other than extensions at the end of a term in the ordinary course of business) or materially amend or modify any Contract (or any other agreement or contract that, if in effect on the date hereof, would have been a Contract) or (B) waive any material default under, or release, settle or compromise any material claim against the Company or liability or obligation owing to the Company under any Contract; or

(dd)

authorize or propose, or agree to take, or enter into letter of intent (binding or non-binding) or similar arrangement with respect to any of the foregoing actions prohibited under Section 4.01.

(ee)

take any action that could preclude Subco from obtaining the increase in the adjusted cost base in respect of the non-depreciable capital property of the Company or its Subsidiaries provided for in paragraphs 88(1)(c) and (d) of the Canadian Tax Act.

Section 4.02

Subsequent Company Documents; Monthly Financial Statements

(a)

Subsequent Company Documents.  Between the date of this Agreement and the Effective Time, the Company shall file all Company Documents when and as required to be filed by it with the Canadian Securities Authorities, the SEC and AMEX and shall deliver true and complete copies of the same to Parent and Subco as soon as they become available.  Such Company Documents shall (i) comply in all material respects with the requirements of Securities Laws and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(b)

Monthly Financial Statements.  Not later than the 25th day after the end of each month ending after the date of this Agreement, the Company shall deliver to Parent and Subco unaudited, management prepared financial statements in the form historically prepared by the Company on a monthly basis.

ARTICLE V
ADDITIONAL AGREEMENTS

Section 5.01

Interim Order; Information Circular; Final Order

Subject to Section 5.04, the Company hereby covenants and agrees with Parent and Subco that, unless Parent and Subco otherwise agree in writing or except as expressly contemplated or permitted by this Agreement:

(a)

Promptly after the date hereof, but in no event later than five (5) Business Days after the date hereof, the Company shall prepare and deliver an initial draft of the Information Circular to Parent and Subco, provide Parent and Subco with a reasonable opportunity to review and comment on such draft and each successive draft thereof, and after taking into account all of the comments of Parent and Subco such that the Information Circular is satisfactory in form and substance to Parent and Subco, the Company shall promptly file the Information Circular with the SEC.  Subject to and without limiting the rights of the Board pursuant to Section 5.04(d), the Information Circular shall include the Company Recommendation.  The Information Circular shall include all material disclosure relating to the Company Financial Advisor, the Fairness Opinion and the basis for rendering the Fairness Opinion.

(b)

After consultation with Parent, the Company shall use its reasonable best efforts to respond as promptly as practicable to any comments made by the SEC with respect to the Information Circular.  The Company will advise Parent, promptly after it receives notice thereof, of any request by the SEC for amendment of the Information Circular or comments thereon and responses thereto or requests by the SEC for additional information and will promptly supply Parent with copies of all correspondence between the Company or any of the Company’s agents or representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to the Information Circular or the transactions contemplated by this Agreement.  Prior to filing or mailing the Information Circular or filing any other required filings (or, in each case, any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall provide Parent with an opportunity to review and comment on such document or response and shall include in such document or response comments reasonably proposed by Parent.

(c)

As promptly as practicable after approval of the Information Circular by the SEC (which approval shall be deemed to have occurred upon the expiration of the 10-day period after filing in the event the SEC does not review the Information Circular) (the “SEC Clearance”) but in no event later than five (5) Business Days after such SEC Clearance, the Company shall file, proceed with and diligently pursue an application to the Court for the Interim Order on a date acceptable to Parent and Subco in accordance with Section 1.01.

(d)

in a timely and expeditious manner it will:

(i)

file the Information Circular in all other jurisdictions where the same is required to be filed;

(ii)

mail the Information Circular as ordered by the Interim Order no later than the Mailing Deadline in accordance with all applicable Laws and such Information Circular shall comply in all material respects with all such Laws on the date of mailing thereof and shall not contain any misrepresentation (as defined under applicable Securities Laws) with respect thereto;

(iii)

convene and conduct the Meeting in accordance with the Interim Order, the Organizational Documents of the Company and applicable Laws; and

(iv)

provide notice to Parent and Subco of the Meeting and allow the  representatives of Parent and Subco to attend the Meeting;

(e)

it will not adjourn, postpone or cancel the Meeting (or propose to do so), except if quorum is not present at the Meeting or if required by applicable Law;

(f)

in a timely and expeditious manner, it will prepare (in consultation with Parent and Subco) and file any mutually agreed (or otherwise required by applicable Securities Laws) amendments or supplements to the Information Circular and mail the same as required by the Interim Order or the Court and in accordance with all applicable Securities Laws, in all jurisdictions where the same is required, complying in all material respects with all applicable legal requirements on the date of mailing thereof;

(g)

subject to the approval of the Arrangement Resolution at the Meeting in accordance with the provisions of the Interim Order: (i) it will as soon as possible thereafter, but in no event later than five (5) Business Days thereafter, file, proceed with and diligently pursue an application for the Final Order in cooperation with Parent and Subco and, in applying for the Final Order, it will seek to cause the terms thereof to be consistent with the provisions of this Agreement and will oppose any proposal from any interested party that the Final Order contain any provision inconsistent with this Agreement; and (ii) if at any time after the issuance of the Final Order and prior to the Effective Date, the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, it shall do so after notice to, and in consultation and cooperation with, Parent and Subco;

(h)

it will carry out the terms of the Interim Order and the Final Order as soon as reasonably practicable after the issuance of the Interim Order and the Final Order, respectively, and, subject to the receipt of the Final Order, the satisfaction or waiver of the conditions precedent in favor of the Company and the receipt of the written confirmation of Parent and Subco that the conditions precedent in favor of Parent and Subco have been satisfied or waived (which such confirmation each of Parent and Subco shall provide upon the satisfaction or waiver of all of the said conditions precedent), take all necessary steps, including filing the Arrangement Filings with the Registrar, in order for the Arrangement to become effective and the Plan of Arrangement to be implemented; and

(i)

it will furnish promptly to Parent and Subco a copy of each notice, report, schedule or other document or communication delivered or filed by the Company in connection with the Arrangement or the Interim Order, or the Meeting with any Governmental Authority in connection with, or in any way affecting, the transactions contemplated herein.

Section 5.02

Appropriate Action; Consents; Filings

(a)

Subject to Section 5.04 hereof, each of the Parties shall use its commercially reasonable efforts to (i) take, or cause to be taken, all appropriate action and do, or cause to be done, all things necessary, proper or advisable under applicable Law or otherwise to consummate the Transactions and to complete the Arrangement as promptly as practicable, (ii) obtain expeditiously from any Governmental Authorities any consents, licenses, permits, waivers, approvals, authorizations or orders required to be obtained or made by the Parties or any of their Subsidiaries in connection with the authorization, execution and delivery of this Agreement and the consummation of the Transactions, (iii) participate and appear in any proceeding relating to the Transactions before Governmental Authorities; and (iv) as promptly as practicable, make all necessary filings, and thereafter make any other required submissions, with respect to this Agreement and the Transactions required under applicable Laws; provided, that the Parties shall cooperate with each other in connection with the making of all such filings, including providing copies of all such documents to the non-filing Party and its advisors prior to filing.  From the date of this Agreement until the Effective Time, each of the Parties shall promptly notify the other Parties in writing of any pending or, to the knowledge of the first Party, threatened action, proceeding or investigation by any Governmental Authority or any other Person (i) challenging or seeking material damages in connection with the Arrangement or the Transactions, (ii) seeking to restrain or prohibit the consummation of the Transactions or otherwise limit the right of Parent or Subco to own or operate all or any portion of the businesses or assets of the Company or any of its Subsidiaries or (iii) that is reasonably likely to have a Company Material Adverse Effect.

(b)

The Parties shall furnish to each other all information required for any application or other filing to be made pursuant to the rules and regulations of any applicable Law (including all information required to be included in the Information Circular) in connection with the Transactions.

(c)

The Parties shall give (or shall cause their respective Subsidiaries to give) any notices to third parties and use, and cause their respective Subsidiaries to use, their commercially reasonable efforts to obtain any third party consents (i) necessary, proper or advisable to consummate the Transactions, (ii) disclosed or required to be disclosed in the Disclosure Letter or (iii) required to prevent a Company Material Adverse Effect from occurring.  In the event that any Parties shall fail to obtain any third party consent described above, it shall use its commercially reasonable efforts, and shall take any such actions reasonably requested by the other Party or Parties, to minimize any adverse effect upon the Parties, their respective Subsidiaries, and their respective businesses resulting, or which could reasonably be likely to result after the Effective Time, from the failure to obtain such consent.

(d)

If any Takeover Statute or similar statute or regulation becomes applicable to this Agreement or any of the Transactions, the Parties shall, to the extent permitted by applicable Law, take all action necessary to ensure that the Arrangement and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Arrangement and the other Transactions.

Section 5.03

Access to Information

(a)

From the date hereof to the Effective Time, the Company shall (and shall cause each of its Subsidiaries to) provide to Parent and Subco (and their respective officers, directors, employees, accountants, consultants, legal counsel, agents and other representatives, collectively, its “Representatives”) and their financing sources full access to all information and documents which Parent, Subco, their Representatives and their financing sources may reasonably request regarding the business, assets, liabilities, employees and other aspects of the Company or any of its Subsidiaries.  Parent acknowledges and agrees that any information received from the Company or any of its Subsidiaries in the course of the reviews contemplated by this Section 5.03 shall be subject to the terms of the Confidentiality Agreement.

(b)

From the date hereof to the Effective Time, the Company shall (and shall cause each of its Subsidiaries to) (i) provide to Parent and Subco and its Representatives full access during normal business hours upon reasonable prior notice to the officers, employees, agents, properties, offices and other facilities of the Company and its Subsidiaries and to the books and records thereof and (ii) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of the Company and its Subsidiaries as Parent and Subco or such Representatives may reasonably request.

(c)

No investigation by any Party, whether prior to the execution of this Agreement or pursuant to this Section 5.03, shall affect any representation or warranty in this Agreement of any other Party hereto or any condition to the obligations of the other Parties hereto.

Section 5.04

No Solicitation

(a)

From the date hereof until the Effective Date, the Company shall not, and the Company shall cause each of its Subsidiaries not to, and the Company agrees that it shall neither authorize nor permit any of its Representatives to, directly or indirectly:

(i)

initiate, solicit, propose, endorse, encourage (including by way of furnishing or disclosing information) or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to any inquiries, discussions or the making of any proposal (other than the Transactions) with respect to any Acquisition Proposal;

(ii)

engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data concerning the Company or any of its Subsidiaries to any Person relating to, any Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or provide any information or data concerning the Company or any of its Subsidiaries to any Person pursuant to any commercial arrangement, joint venture arrangement, or other existing agreement or arrangement if it is reasonably likely that the Person receiving the confidential information could use such information for purposes of evaluating or developing an Acquisition Proposal;

(iii)

grant any waiver, amendment or release under any standstill or confidentiality agreement, the Rights Agreement, or otherwise knowingly facilitate any effort or attempt by any Person to make a proposal for an Acquisition Proposal (including providing its consent or authorization to make an Acquisition Proposal to any officer or employee of the Company or to the Board (or any member thereof) pursuant to any confidentiality agreement);

(iv)

approve, endorse, recommend, or execute or enter into any letter of intent, agreement in principle, merger agreement, acquisition agreement or other similar agreement relating to an Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or that contradicts this Agreement or requires the Company to abandon or delay consummation of this Agreement;

(v)

submit any Acquisition Proposal at the Meeting for purposes of voting upon approval and adoption of the Acquisition Proposal;

(vi)

withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent or Subco, the approval, adoption or recommendation by the Board or any committee thereof of this Agreement, the Arrangement or the other Transactions; or

(vii)

resolve, propose or agree to do any of the foregoing.

(b)

The Company shall, and shall cause each of the Subsidiaries to, immediately cease and cause to be terminated any existing discussions or negotiations with any parties (other than the Parent and Subco) with respect to any Acquisition Proposal and, in connection therewith, the Company shall discontinue access to such parties to any “data room” established by, or on behalf of, the Company to such parties.  The Company shall immediately request the return or destruction of all information provided to any third parties who have entered into confidentiality agreements with the Company or any of its Subsidiaries with respect to any Acquisition Proposal, and shall use all commercially reasonable efforts to ensure that such requests are honored.

(c)

The Company, within one (1) Business Day of the relevant event, shall advise Parent and Subco orally and in writing of any Acquisition Proposal  or any inquiry with respect to or that could reasonably be expected to lead to any Acquisition Proposal or any request for non-public information relating to the Company or any of its Subsidiaries, the identity of the Person making such Acquisition Proposal, inquiry or request, the terms and conditions thereof, and copies of all relevant documents relating to such Acquisition Proposal, inquiry or request, including any amendment or other modification to the terms of any such Acquisition Proposal, inquiry or request.  The Company shall keep Parent and Subco fully apprised of the status of any proposal relating to any Acquisition Proposal, inquiry or request on a current basis and shall provide Parent or Subco with a copy of any materials provided by, or on behalf of, the Company or any of its Subsidiaries to the party making such Acquisition Proposal, inquiry or request.

(d)

Notwithstanding the foregoing, if (x) prior to the vote of the Shareholders at the Meeting, the Company receives an Acquisition Proposal from any Person (other than Parent or Subco) that was not solicited by the Company in contravention of this Agreement and that did not otherwise result from the breach of this Section 5.04 and which the Board reasonably believes in good faith by a majority vote, after consultation with its legal counsel and the Company Financial Advisor, to be a Superior Proposal and (y) the failure to take such action would be inconsistent with the fiduciary duties of the Board under applicable Law, the Company and its Subsidiaries may:

(i)

furnish information with respect to the Company to such Person pursuant to a confidentiality and standstill agreement on terms no less favorable to the Company and no more favorable to such Person than the confidentiality and standstill provisions in the Confidentiality Agreement;

(ii)

participate in discussions or negotiations with such Person regarding such Superior Proposal;

(iii)

(A) withhold, withdraw (or not continue to make), qualify or modify (or publicly propose or resolve to withhold, withdraw (or not continue to make), qualify or modify), in a manner adverse to Parent or Subco, the Company Recommendation with respect to the Transactions, (B) adopt, approve or recommend or propose to adopt, approve or recommend (publicly or otherwise) an Acquisition Proposal, (C) (x) fail to publicly recommend against any Acquisition Proposal or (y) fail to publicly reaffirm the Company Recommendation, in each case of (x) and (y), within three (3) Business Days after

Parent so requests in writing, (D) fail to recommend against any Acquisition Proposal (x) subject to Regulation 14D under the Exchange Act in a Solicitation/Recommendation Statement on Schedule 14D-9 within ten (10) Business Days after the commencement of such Acquisition Proposal or (y) subject to Canadian take-over bid rules in a directors’ circular within fifteen (15) days after the date of the bid, (E) fail to include the Company Recommendation in the Information Circular, (F) enter into any letter of intent, memorandum of understanding or similar document or contract relating to any Acquisition Proposal or (G) take any other action or make any other public statement that is inconsistent with the Company Recommendation (any action described in clauses (A) through (G), a “Company Adverse Recommendation Change”); or

(iv)

terminate this Agreement pursuant to Section 7.01(g);

provided further that the Company shall, as a condition precedent to the effectiveness of any such actions described in clauses (i) through (iv), have provided prior written notice to Parent at least five (5) Business Days in advance (the “Notice Period”) to the effect that the Company has received a bona fide written Acquisition Proposal that is not withdrawn and that the Board has concluded in good faith  that such Acquisition Proposal constitutes a Superior Proposal and, absent any revision to the terms and conditions of this Agreement, the Board has resolved to effect a Company Adverse Recommendation Change and/or to terminate this Agreement pursuant to this Section 5.04(d), which notice shall specify the basis for such Company Adverse Recommendation Change or termination, including the identity of the party making the Superior Proposal, the material terms and conditions thereof, and copies of all relevant documents relating to such Superior Proposal; and prior to effecting such Company Adverse Recommendation Change or termination, the Company shall, and shall cause their financial and legal advisors to, during the Notice Period, (1) negotiate with Parent and the Parent’s Representatives in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement, so that such Acquisition Proposal would cease to constitute a Superior Proposal, and (2) permit Parent and its Representatives to make a presentation to the Board regarding this Agreement and any adjustments with respect thereto (to the extent Parent desires to make such presentation); provided, that in the event of any revisions to the Acquisition Proposal that the Board has determined to be a Superior Proposal, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 5.04(d) with respect to such new written notice.

(e)

The Company shall ensure that its and each of its Subsidiaries’ Representatives are aware of the provisions of this Section 5.04, and the Company shall be responsible for any breach of this Section 5.04 by such Representatives.

Section 5.05

D&O Indemnification

(a)

The Company agrees that, except as may be limited by applicable Laws (including the Sarbanes-Oxley Act of 2002), for six (6) years from and after the Effective Time, the indemnification obligations set forth in the Company’s Organizational Documents as of the date of this Agreement and the indemnification agreement adopted by the Board on April 24, 2008 and as set forth on Section 5.05(a) of the Disclosure Letter, shall survive the consummation of the Transactions and shall not be amended, repealed or otherwise modified after the Effective Time in any manner that would adversely affect the rights thereunder of the individuals who on or at any time prior to the Effective Time were entitled to indemnification thereunder with respect to matters occurring prior to the Effective Time.

(b)

The Company shall purchase, prior to the Effective Date, and maintain in effect a tail policy (“D&O Tail Insurance”) providing directors’ and officers’ liability insurance coverage for those Persons who are covered by the Company’s directors’ and officers’ liability insurance policies as of the Effective Time, for a period of six (6) years following the Effective Time, with respect to matters occurring prior to the Effective Time, that is at least equal to the coverage provided under the Company’s directors’ and officer’s liability policies in effect as of the Effective Time.

(c)

In the event that any action, suit, proceeding or investigation relating thereto or to the transactions contemplated by this Agreement is commenced, whether before or after the Effective Time, the Parties agree to cooperate and use their respective reasonable efforts to defend against and respond thereto.

Section 5.06

Notification of Certain Matters

From and after the date of this Agreement until the Effective Time, each of the Parties hereto shall promptly notify the other Parties hereto of:

(a)

the occurrence, or non-occurrence, of any event the occurrence or non-occurrence of which would be reasonably likely to cause any (i) representation or warranty contained in this Agreement to be (x) in the case of any such representation or warranty qualified by any materiality qualifier (including Company Material Adverse Effect), untrue or inaccurate or (y) in the case of any other such representation of warranty, untrue or inaccurate in any material respect or (ii) any material covenant or any condition to the obligations of any of the Parties to consummate the Transactions not to be complied with or satisfied;

(b)

the failure of any of the Parties hereto to comply with or satisfy any material covenant, condition or agreement to be complied with or satisfied by it pursuant to this Agreement;

(c)

the receipt of any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions;

(d)

the receipt of any notice or other communication from any Governmental Authority in connection with the Transactions; and

(e)

any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of the Party, threatened against, relating to or involving or otherwise affecting the Company, Parent or Subco, which relates to the consummation of the Transactions, in each case, to the extent such event or circumstance is or becomes known to the Party required to give such notice; provided, however, that the delivery of any notice pursuant to this Section 5.06 shall not be deemed to be an amendment of this Agreement or any Section in the Disclosure Letter and shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement.

Section 5.07

Public Announcements

(a)

Subject to the following sentences, Parent, Subco and the Company shall consult with each other before issuing, or permitting any of their respective agents to issue, any press release or otherwise making, or permitting any such agent to make, any public statements with respect to this Agreement, the Arrangement or any other Transaction.  Prior to the Effective Date, Parent, Subco and the Company shall not issue, or permit any of their respective agents to issue, any such press release or make, or permit any such agent to make, any such public statement without the prior consent of the other (which consent shall not be unreasonably withheld or delayed), except as may be required by Law or AMEX and, in such case, shall give prior written notice to, and consult with, all the Parties hereto (and provide the other Parties with a reasonable opportunity to review and comment thereon) prior to such release or statement being issued.  The Parties shall agree on the text of joint press releases by which Parent, Subco and the Company will announce, directly or through their respective agents, the execution of this Agreement and the completion of the Arrangement.

(b)

Upon Parent’s request, (i) the Company and Parent shall promptly prepare a mutually acceptable joint written presentation to any Shareholder requested by Parent recommending this Agreement and the Transaction, and (ii) the Company shall request a meeting with such Shareholder for purposes of obtaining its recommendation of the adoption of this Agreement by the Company’s stockholders.

Section 5.08

Shareholder Approval

Subject to Section 5.04, the Company shall take all action necessary or advisable, subject to applicable Law and its Organizational Documents, to obtain the requisite approval of the Arrangement by the Shareholders.

Section 5.09

Securities Exchange Filings

Unless an exemption shall be expressly applicable, or unless the other Parties agree otherwise in writing, the Company, Parent and Subco will file with the Canadian Securities Authorities, the SEC, the other Governmental Authorities and AMEX, all reports and notices required to be filed by each of them pursuant to the rules and regulations thereunder (including, without limitation, all required financial statements).  Such reports, notices and other information shall comply in all material respects with all of the requirements of such rules and regulations, and when filed, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.10

Company Stock Options; Company Restricted Stock Grants

(a)

The Company shall provide each Optionholder with a letter (together with the Information Circular) providing the notice contemplated by section 12 of the Company Stock Option Plan stating, among other things, that all of the Company Stock Options held by such Optionholder have been conditionally accelerated pending completion of the Arrangement and that all of the Company Stock Options held by such Optionholder has been cancelled in exchange for a cash payment equal to the amount (if any) per Company Stock Option by which the Purchase Price per Company Common Shares exceeds the exercise price of such Company Stock Option.

(b)

The Company shall provide each Restricted Stock Holder with a letter (together with the Information Circular) providing the notice contemplated by section 12 of the Company Stock Option Plan stating, among other things, that all of the Company Restricted Stock Grants held by such Restricted Stock Holder have been conditionally accelerated pending completion of the Arrangement and that each of the Company Restricted Stock Grants held by such Restricted Stock Holder has been cancelled in exchange for a cash payment equal to the Purchase Price per Company Common Share.

Section 5.11

Transaction Litigation

The Company and Parent shall give each other the opportunity to participate in the defense, settlement and/or prosecution of any Transaction Litigation; provided, that neither the Company nor any of its Subsidiaries or Representatives shall compromise, settle, come to an arrangement regarding or agree to compromise, settle or come to an arrangement regarding any Transaction Litigation or consent to the same unless Parent shall have consented in writing; provided, further, that after approval of the Arrangement by the Shareholders, the Company shall cooperate with Parent and, if requested by Parent, use its reasonable best efforts to settle any unresolved Transaction Litigation in accordance with Parent’s direction.

Section 5.12

Further Assurances

Each of the Parties shall execute such documents and other papers and take or cause to be taken such further action as may be reasonably required to carry out the provisions hereof and to consummate and make effective, as promptly as practicable, the Arrangement and the other Transactions.  Subject to the terms and conditions of this Agreement, each Party shall use commercially reasonable efforts to satisfy each of its covenants and obligations under this Agreement and to satisfy each condition to Closing it is required to satisfy hereunder.  Without limiting the foregoing, the Company shall, and shall cause its Subsidiaries and its and their directors, officers, employees, accountants and agents to, cooperate with Parent and Subco in connection with its financing for the Transactions (the “Financing”) and use their commercially reasonable efforts to take all actions reasonably requested by Parent or Subco in connection therewith (in each case, at Parent’s or Subco’s expense), including (a) providing such financial and other information with respect to Company and its Subsidiaries as Parent or Subco may reasonably request, subject to applicable Laws, for inclusion in any offering memorandum, prospectus or other document relating to the Financing (each, a “Financing Document”) and (b) making appropriate personnel available (upon reasonable advance notice to permit scheduling) to review, comment upon and discuss matters relating to Company or its Subsidiaries that Parent or Subco proposes to include in any Financing Document and to attend and make presentations to prospective lenders regarding the business of the Company and its Subsidiaries.

Section 5.13

Financing

Parent and Subco shall use commercially reasonable efforts to obtain the Financing, the proceeds of which, together with the proceeds of the Promissory Note and the Escrow Funds, shall be sufficient to consummate the Transactions.

Section 5.14

Deposit in Escrow

Parent or Subco shall, no later than fifteen (15) Business Days following the execution of this Agreement, deposit or caused to be deposited with the Escrow Agent, an amount in cash equal to 3.0% of the

Purchase Price (the “Escrow Deposit Amount”).  The Escrow Deposit Amount shall be invested in assets, as determined by Parent in its sole discretion, in accordance with the Escrow Agreement and any interest earned on the Escrow Deposit Amount shall be solely for the benefit of Parent.  The fees and expenses of the Escrow Agent shall constitute a Company Transaction Expense.

ARTICLE VI
CONDITIONS TO THE ARRANGEMENT

Section 6.01

Conditions to the Obligations of Each Party

The obligations of the Company, Parent and Subco to complete the Arrangement and to file the Arrangement Filings to give effect to the Arrangement are subject to the satisfaction of the following conditions (or, if permitted by applicable Law, waiver by the Party for whose benefit such conditions exist):

(a)

the Arrangement Resolution shall have been approved by the Shareholders at the Meeting in accordance with Section 2.05;

(b)

the SEC Clearance with respect to the Information Circular shall have been obtained in form and substance reasonably satisfactory to each of Parent, Subco and the Company;

(c)

the Interim Order and the Final Order shall have been obtained in form and substance reasonably satisfactory to each of Parent, Subco and the Company and shall not have been set aside or modified in a manner that is reasonably unacceptable to such Party on appeal or otherwise;

(d)

the amalgamation application relating to the Arrangement and the Arrangement Filings shall be in form and substance reasonably satisfactory to Parent, Subco and the Company;

(e)

no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any Governmental Authority or a court of competent jurisdiction which has the effect of prohibiting the completion of the Arrangement; and

(f)

all necessary and material governmental and regulatory clearances, consents, or approvals shall have been received on terms reasonably satisfactory to each of Parent, Subco and the Company.

Section 6.02

Conditions to the Obligations of Parent and Subco

The obligations of each of Parent and Subco to complete the Arrangement are subject to the satisfaction or, if permitted by applicable Law, waiver by Parent and Subco of the following further conditions:

(a)

(i) the Company shall have performed in all material respects all of its covenants, agreements and obligations hereunder required to be performed by it at or prior to the Effective Time; (ii) each of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except that each representation and warranty qualified by materiality or by Company Material Adverse Effect shall be true and correct in all respects) as of the Effective Time as if made at and as of such time, except to the extent that a representation or warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct in all material respects (except that each representation and warranty qualified by materiality or by Company Material Adverse Effect shall be true and correct in all respects) as of such date; and (iii) Parent and Subco shall have received a certificate signed by an executive officer of the Company as to the satisfaction of the conditions set forth in this Section 6.02(a);

(b)

since the date of this Agreement, no event shall have occurred which has or which would reasonably be likely to have a Company Material Adverse Effect (it being understood that Parent and Subco shall have received a certificate signed by an executive officer of the Company as to the satisfaction of the conditions set forth in this Section 6.02(b);

(c)

Parent and Subco shall have received reasonably satisfactory evidence that the consolidated total revenues of the Company and its Subsidiaries for the three (3) most recently completed full months immediately prior to the Effective Date, as compared to the consolidated total revenues of the Company and its Subsidiaries for the equivalent three-month period in the prior fiscal year, (i) if the Effective Date occurs on or prior to February 28, 2010, shall not be less than 85% of the consolidated total revenues of the Company and its Subsidiaries for the equivalent three-month period in the prior fiscal year, (ii) if the Effective Date occurs on

March 1, 2010 or at any time on or prior to March 31, 2010, shall not be less than 87.5% of the consolidated total revenues of the Company and its Subsidiaries for the equivalent three-month period in the prior fiscal year and (iii) if the Effective Date occurs on or any time after April 1, 2010, shall not be less than 90% of the consolidated total revenues of the Company and its Subsidiaries for the equivalent three-month period in the prior fiscal year;

(d)

the number of Company Common Shares held by the Shareholders who have exercised their Dissent Rights shall not exceed 5.0% of the aggregate number of Company Common Shares outstanding on the date hereof;

(e)

Parent and Subco shall have received a release (i) in the form attached hereto as Exhibit C-1 from the Company Financial Advisor releasing the Company from all obligations under any engagement letter entered into between such parties and confirming that all amounts due to it by the Company have been paid in full and (ii) in the form attached hereto as Exhibit C-2 from Arctic Acquisitions Inc. releasing the Company from all obligations under the letter agreement, dated August 3, 2009, entered into between such parties and confirming that all amounts due to it by the Company have been paid in full;

(f)

the Company shall have obtained all consents, authorizations, approvals and waivers from third parties that are set forth on Section 2.06 of the Disclosure Letter;

(g)

no act, action, suit or proceeding shall have been threatened or taken before or by any Governmental Authority or Person, whether or not having the force of Law, and no Law shall have been proposed, enacted, promulgated or applied, in either case:

(i)

to cease trade, enjoin, prohibit or impose adverse limitations or conditions on the consummation of the Arrangement or on the right of Subco to own or exercise full rights of ownership of the Company Common Shares to be acquired by it under the Arrangement; or

(ii)

which, if the Arrangement was consummated, would impose limitations, restrictions or conditions on the business or operations of Parent, Subco, the Company or any of its Subsidiaries, or otherwise impose material fines or penalties on Parent, Subco, the Company or any of its Subsidiaries;

(h)

Parent and Subco shall have received reasonably satisfactory evidence that (i) the Company and its Subsidiaries, taken as a whole, shall have freely available cash and cash equivalents (net of any outstanding checks to the extent the balance of any outstanding checks exceeds $350,000 at such time) immediately prior to the Effective Time (after giving effect to the payment of all Company Transaction Expenses incurred or expected to be incurred in connection with the consummation of the Transactions) equal to (A) in the case that the Effective Date occurs on or prior to February 28, 2010, in the amount of at least $5,400,000, (B) in the case that the Effective Date occurs on March 1, 2010 or at any time on or prior to April 30, 2010, in the amount of at least $5,600,000 and (C) in the case that the Effective Date occurs on or any time after May 1, 2010, in the amount of at least $6,000,000, and (ii) as of the Effective Date, the Company and its Subsidiaries shall not have any account or trade payables that are past due;

(i)

Parent and Subco shall have received “payoff” letters and releases for all Indebtedness (other than with respect to any such Indebtedness as designated in writing by Parent to the Company), in form and substance satisfactory to the Parent and Subco;

(j)

the Plan of Arrangement shall not have been amended or modified in a manner adverse to Parent or Subco without the prior written consent of Parent;

(k)

the Company shall have delivered to Parent:  (i) good standing certificates of the Company from its jurisdiction of incorporation and each jurisdiction where it is required to be registered to conduct business, dated within ten (10) days prior to the Effective Time; (ii) a certified copy of the resolutions of the Board approving the Transactions; (iii) a certified copy of the Company’s Organizational Documents; and (iv) such other documents relating to the transactions contemplated by this Agreement as Parent or Subco may reasonably request, including any deliverables requested by Parent’s financing sources;

(l)

Parent and Subco shall have received a certification in the form attached hereto as Exhibit D from the Company and each Subsidiary of the Company that neither the Company nor any Subsidiary of the Company is or has been a United States Real Property Holding Corporation (as defined in Section 897(c)(2) of the Code) during the period described in Section 897(c)(1)(A)(ii) of the Code, thereby permitting the transfer of the Company Common Shares pursuant to this Agreement without withholding under Section 1445 of the Code; and

(m)

each Management Shareholder shall have duly executed and delivered to Parent and Subco an agreement in favor of the Parent, Subco and the other parties named therein in the form attached hereto as Exhibit E.

Section 6.03

Conditions to the Obligations of the Company

The obligations of the Company to complete the Arrangement are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company, as the case may be, of the following further conditions:

(a)

(i) Parent and Subco shall have performed in all material respects all of their respective covenants, agreements and obligations hereunder required to be performed by them at or prior to the Effective Time; (ii) each of the representations and warranties of Parent and Subco contained in this Agreement shall be true and correct in all material respects (except that each representation and warranty qualified by materiality shall be true and correct in all respects) as of the Effective Time as if made at and as of such time, except to the extent that a representation or warranty is made as of a specific date, in which case, such representation or warranty shall be true and correct in all material respects (except that each representation and warranty qualified by materiality shall be true and correct in all respects) as of such date; and (iii) the Company shall have received a certificate signed by an executive officer of Parent and Subco as to the satisfaction of the conditions set forth in this Section 6.03(a);

(b)

Parent or Subco shall have deposited or caused to be deposited with the Depository the funds required that, together with the proceeds from the Promissory Note and the Escrow Funds, are sufficient to effect the payment in full of the aggregate consideration required to be paid for to the Shareholders pursuant to the Arrangement; and

(c)

Parent or Subsco shall assume the obligations of the Company and Absorbent Corp. under the indemnity agreements set forth in Section 5.05(a) of the Disclosure Letter, in form and substance reasonably satisfactory to the Company.

Section 6.04

Merger of Conditions

The conditions set out in Section 6.01, Section 6.02 and Section 6.03 shall be conclusively deemed to have been satisfied, waived or released upon issuance of a certificate of arrangement in respect of the Arrangement under the BCBCA.  The Company acknowledges and agrees that it shall have no right to file the Arrangement Filings unless such conditions have been satisfied, fulfilled or waived.

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

Section 7.01

Termination

This Agreement may be terminated and the Arrangement may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval by the Shareholders of the Arrangement:

(a)

by written consent of Parent and the Company;

(b)

by Parent or the Company if (i) any court of competent jurisdiction in the United States or Canada or any other Governmental Authority shall have issued an order (other than a temporary restraining order), decree or ruling, or taken any other action, restraining, enjoining or otherwise prohibiting the completion of the Arrangement (provided, however, that no Party may terminate this Agreement pursuant to this Section 7.01(b) prior to May 31, 2010 (the “Outside Date”) if the Party subject to such order, decree or ruling is using its commercially reasonable efforts to have such order, decree or ruling removed, unless such order, decree or ruling shall have become final and non-appealable) and (ii) the Effective Time shall not have occurred on or before the Outside Date; provided, that the right to terminate this Agreement under this Section 7.01(b) shall not be available to any Party whose breach of any obligation under this Agreement, including Section 5.04, has been the cause of or resulted in the failure of the Effective Time to occur on or before such date;

(c)

by Parent or the Company if the Meeting shall have been held and the Shareholders shall have failed to approve the Arrangement at the Meeting; provided, that the right to terminate this Agreement under this Section 7.01(c) shall not be available to the Company if the Company’s breach of any obligation under this Agreement has been the cause of or resulted in the failure to obtain such approval by the Shareholders;

(d)

by Parent if the Board or any committee thereof shall have effected a Company Adverse Recommendation Change;

(e)

by the Company upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by Parent or Subco such that any of the conditions set forth in Section 6.03(a) would not be satisfied; provided, however, that, if such breach is curable by Parent or Subco through the exercise of its commercially reasonable efforts and Parent or Subco continues to exercise such commercially reasonable efforts, the Company may not terminate this Agreement under this Section 7.01(e) unless such breach is not cured within 30 days from the date on which the Company delivers to Parent or Subco written notice setting forth in reasonable detail the circumstances giving rise to such breach;

(f)

by Parent upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by the Company such that any of the conditions set forth in Section 6.02(a) would not be satisfied; provided, however, that, if such breach is curable by the Company through the exercise of its commercially reasonable efforts and the Company continues to exercise such commercially reasonable efforts, Parent may not terminate this Agreement under this Section 7.01(f) unless such breach is not cured within 30 days from the date on which Parent delivers to the Company written notice setting forth in reasonable detail the circumstances giving rise to such breach;

(g)

by the Company if prior to the obtaining of the approval of the Arrangement by the Shareholders, (x) the Board has authorized the Company to enter into a Superior Proposal, (y) the Company has complied in all respects with Section 5.04 and (z) immediately after the termination of this Agreement, the Company enters into any acquisition agreement, merger agreement or similar definitive agreement relating to such Superior Proposal; provided, that the right of the Company to terminate this Agreement pursuant this Section 7.01(g) is conditioned on and subject to the prior payment by the Company of the Fee to Parent in accordance with Section 7.03(a), and any purported termination pursuant to this Section 7.01(g) shall be void and of no force or effect if the Company shall not have paid the Fee; or

(h)

by Parent (x) at any time on or following the date that Parent or Subco has deposited or caused to be deposited the Escrow Deposit Amount with the Escrow Agent pursuant to Section 5.14 hereof and (y) upon instructing the Escrow Agent to release the Escrow Deposit Amount to the Company and the remainder of the Escrow Funds to Parent.

Section 7.02

Method of Termination; Effect of Termination

(a)

Any such right of termination hereunder shall be exercised by written notice of termination given by the terminating Party to the other Parties hereto in the manner hereinafter provided in Section 8.03.  Any such right of termination shall not be an exclusive remedy hereunder but, subject to Section 8.09(b), shall be in addition to any other legal or equitable remedies that may be available to any non-defaulting Party by reason of any breach by the other Party or Parties of this  Agreement.

(b)

Except as provided in Section 8.01, in the event of the termination of this Agreement pursuant to Section 7.01, this Agreement shall forthwith become void, there shall be no liability under this Agreement on the part of any of the Parties hereto or any of their respective officers or directors and all rights and obligations of any Party hereto shall cease, except for (i) fraud or intentional misrepresentation and (ii) as set forth in Section 7.03; provided, however, that subject to Section 7.02(c), Section 7.03 and Section 8.09(b), nothing in this Section 7.02(b) shall relieve any Party from liability for, or be deemed to waive any rights of specific performance of this Agreement or other equitable remedy available to a Party by reason of any breach by the other Party or Parties of this Agreement.

(c)

Notwithstanding anything to the contrary in this Agreement, the Company agrees that, to the extent it has incurred losses or damages in connection with this Agreement:

(i)

the maximum aggregate liability of the Parent and Subco shall be limited to the amount of the Escrow Deposit Amount;

(ii)

in no event shall the Company attempt to recover any amount that in the aggregate is in excess of the Escrow Deposit Amount from Parent or Subco; and

(iii)

in no event shall the Company attempt to recover any amount from any former, current or future direct or indirect equityholders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, guarantors, members, managers, general or limited partners or assignees of Parent or Subco.

Section 7.03

Payments on Termination

(a)

In the event that Parent terminates this Agreement pursuant to Section 7.01, Section 7.01(d), Section 7.01(f) or Section 7.01(g), the Company shall (x) promptly (but in no event later than one (1) Business Day following such termination), instruct the Escrow Agent to release the Escrow Funds to Parent, and (y) within five (5) Business Days of such termination, pay (or direct the payment to) Parent (or its designee) by wire transfer of immediately available funds to the account(s) specified by Parent, an amount in cash equal to 4.0% of the Purchase Price offered by Parent or Subco to consummate the Transactions (the “Fee”); provided, however, that if the Company terminates this Agreement pursuant to Section 7.01 (g), then notwithstanding the foregoing, the Company shall be required to (x) instruct the Escrow Agent to release the Escrow Funds to Parent and (y) pay (or direct the payment of) the foregoing amounts to Parent (or its designee) as a condition precedent to the effectiveness of such termination as provided in Section 5.04(d).  If the Company fails to either so instruct the Escrow Agent and/or pay any amounts to Parent (or its designee) when due under this Section 7.03(a) and, in order to obtain such release and/or payment, Parent commences an Action that results in a judgment against the Company, the Company shall pay the costs and expenses (including reasonable fees and expenses of counsel) incurred by Parent in connection with such Action.

(b)

In the event that the Company terminates this Agreement pursuant to Section 7.01(e) or the Parent terminates this Agreement pursuant to Section 7.01(h), Parent shall promptly (but in no event later than one (1) Business Day following such termination) instruct the Escrow Agent to release the Escrow Deposit Amount to the Company and the remainder of the Escrow Funds to Parent.

(c)

In the event that this Agreement is terminated pursuant to Section 7.01(a) or Section 7.01(b), all expenses incurred by the Parties shall be borne solely and entirely by the Party which has incurred the same, except to the extent otherwise provided in the Support Agreement; provided, that the Company shall promptly (but in no event later than one (1) Business Day following such termination) instruct the Escrow Agent to release the Escrow Funds to Parent.

(d)

Each of the Parties acknowledges that the agreements contained in this Section 7.03 are an integral part of the transactions contemplated in this Agreement and that, without those agreements, the Parties would not enter into this Agreement.  Each Party acknowledges that the Escrow Deposit Amount and the Fee set out in this Section 7.03 are payments of liquidated damages which are a genuine estimate of the damages which the Party entitled to such damages will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties. Each Party irrevocably waives any right that it may have to raise as a defense that any such liquidated damages are excessive or punitive. Notwithstanding anything to the contrary in this Agreement, the Company’s right to receive payment of the Escrow Deposit Amount from the Escrow Agent pursuant to Section 7.03(b) shall be the sole and exclusive remedy of the Company and its Subsidiaries against the Parent and Subco and any of their respective former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees for any loss suffered as a result of the failure of the transactions contemplated hereby to be consummated, and upon payment of such amount, none of the Parent, Subco or any of their respective former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, affiliates, members, managers, general or limited partners or assignees shall have any further liability or obligation relating to or arising out of this Agreement or the transactions contemplated hereby.

Section 7.04

Amendment

This Agreement may be amended by written agreement of the Parties hereto at any time before or after the holding of the Meeting but not later than the Effective Date without, subject to applicable Law, further notice to or authorization from the Securityholders.  The Parties mutually agree that, subject to any requirements imposed by the Interim Order or the Final Order, if a Party proposes any amendment or amendments to this Agreement or to the Plan of Arrangement, the other Parties will act reasonably in considering such amendment and, if the other Parties and the Securityholders are not prejudiced by reason of any such amendment, the other Parties will cooperate in a reasonable fashion with the Party proposing the amendment so that such amendment can be effected subject to applicable Law and the rights of the Securityholders.

Section 7.05

Extension; Waiver

At any time prior to the Effective Time, any Party hereto may (i) extend the time for the performance of any obligation or other act of any other Party hereto, (ii) waive any inaccuracy in the representations and warranties of the other Party contained herein or in any document, certificate or writing delivered by the other Party pursuant hereto and (iii) waive compliance with any agreement or condition to its obligations (other than the conditions set forth in paragraphs (a) and (e) of Section 6.01) contained herein.  Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by such Party or Parties to be bound thereby or pursuant to Section 6.04.

ARTICLE VIII
GENERAL PROVISIONS

Section 8.01

Non-Survival of Representations, Warranties and Agreements

The representations, warranties and agreements in this Agreement and any certificate delivered pursuant hereto by any Person shall terminate at the Effective Time or upon the termination of this Agreement pursuant to Section 7.01, as the case may be, except that the agreements set forth in Section 5.02, Section 5.05 and Section 5.12 shall survive the Effective Time indefinitely (or until the earlier termination in accordance with the terms thereof), and those set forth in Section 5.07, Section 5.11, Section 7.02, Section 7.03 and Section 7.05 and this Article VIII shall survive termination indefinitely.

Section 8.02

Expenses

Except as provided in Section 7.03, all fees, costs and expenses incurred by the Parties shall be borne solely and entirely by the Party which has incurred the same.  For the avoidance of doubt, all expenses related to printing and mailing of the Information Circular and other regulatory filing fees incurred by the Company or any of its Subsidiaries in connection with the Transactions shall be deemed to be Company Transaction Expenses.

Section 8.03

Notices

All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person or upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail to the respective parties at the addresses set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.03).  The date of receipt of any such notice or other communication if delivered personally shall be deemed to be the date of delivery thereof, or if sent by facsimile or electronic mail, the date of such transmission if sent during normal business hours on a Business Day, failing which it shall be deemed to have been received on the next Business Day.

if to Parent or Subco:

IAX Acquisition Corporation
c/o Kinderhook Industries, LLC
Attention:  Thomas E. Tuttle
888 Seventh Avenue, 16th Floor
New York, NY  10106
Tel: 212-201-6781
Fax: 212-201-6790
Email: ttuttle@kinderhook.com

with copies (that will not constitute notice to Parent or Subco) to:

Kirkland & Ellis LLP
Citicorp Center
601 Lexington Avenue
New York, New York 10022
Tel:  212-446-4800
Fax:  212-446-6460
Attention:  Jai Agrawal
Email: Jai.Agrawal@kirkland.com

if to the Company:

International Absorbents Inc.
1569 Dempsey Road
North Vancouver, BC  V7K 1SB Canada
Tel:  604-681-6181
Fax:  604-904-4105
Attention: Gordon Ellis
Email: gordon@gordann.com

with copies (that will not constitute notice to the Company) to:

McCullough O’Connor Irwin LLP
Attention: Jonathan McCullough
1100 - 888 Dunsmuir Street
Vancouver, BC V6C 3K4 Canada
Tel: 604-687-7077
Fax: 604-687-7099
Email: jmccullough@moisolicitors.com

Section 8.04

Certain Definitions

For purposes of this Agreement, the term:

“Action” has the meaning as set forth in Section 4.01(aa).

“Affiliate” of a specified Person means a Person who directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such specified Person.

“Agreement” has the meaning as set forth in the first paragraph.

“AMEX” means the American Stock Exchange.

“Acquisition Proposal” means, other than the Transactions, any written or oral offer, proposal, public announcement, inquiry or request for discussions or negotiations from any Person or group of Persons (other than Parent or Subco) relating to (a) any direct or indirect acquisition or purchase (or any lease, long-term supply agreement or other arrangement having the same economic effect as a purchase), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or 20% or more of the voting or equity securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto) whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries; (b) any direct or indirect take-over bid, issuer bid, tender offer, exchange offer, treasury issuance or similar transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities or any other equity interests (including securities convertible into or exercisable or exchangeable for equity interests) of the Company or any of its Subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries; or (c) a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its

Subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries.

“Arrangement” means the proposed arrangement involving Subco, the Company and the Securityholders under the provisions of Division 5 of Part 9 of the BCBCA, on the terms and subject to conditions set forth in the Plan of Arrangement and all amendments thereto made in accordance with Section 7.04 hereof and Article 5 of the Plan of Arrangement or upon the direction of the Court in the Final Order.

“Arrangement Filings” means the records and information provided to the Registrar under Section 292(a) of the BCBCA that the Registrar requires to give effect to any provision of the Arrangement, including the Plan of Arrangement and a copy of the entered Final Order.

“Arrangement Resolution” means the special resolution to be passed by the Shareholders at the Meeting approving the Arrangement.

“BCBCA” means the Business Corporations Act (British Columbia), S.B.C. 2002 C. 57, as amended, and the rules and regulations thereunder.

“Benefit Plan” has the meaning as set forth in Section 2.24(a).

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in Vancouver, British Columbia or New York, New York are authorized or required by Law to be closed for business.

“Canadian Securities Authorities” means the securities commissions and similar regulatory authorities in each of the provinces and territories of Canada.

“Canadian Tax Act” means the Income Tax Act (Canada), as amended.

“COBRA” has the meaning as set forth in Section 2.24(f).

“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning as set forth in the recitals.

“Company Adverse Recommendation Change” has the meaning set forth in Section 5.04(d)(ii).

“Company Common Shares” has the meaning set forth in the recitals.

“Company Documents” has the meaning set forth in Section 2.07(a).

“Company Financial Advisor” has the meaning set forth in Section 2.11.

“Company Financial Statements” has the meaning set forth in Section 2.07(b).

“Company Intellectual Property Rights” has the meaning set forth in Section 2.25(b).

“Company Material Adverse Effect” has the meaning set forth in Section 2.01.

“Company Real Property” means, collectively, the Owned Property and the Leased Premises.

“Company Recommendation” has the meaning set forth in Section1.04(c).

“Company Restricted Stock Grants” means the performance-based restricted stock grants convertible into Company Common Shares granted prior to the Effective Date pursuant to the Company Stock Option Plan.

“Company Stock Option Plan” means the Company’s 2003 Omnibus Incentive Plan, as such plan may be amended from time to time prior to the date hereof.

“Company Stock Options” means options exercisable for Company Common Shares granted prior to the Effective Date pursuant to the Company Stock Option Plan.

“Company Transaction Expenses” means the sum of (i) all fees, commissions, costs and expenses incurred or payable by the Company or any of its Subsidiaries in connection with the negotiation, preparation and execution of this Agreement and the consummation of the Transactions (including the (A) fees and expenses of the Company Financial Advisor, (B) fees and expenses of legal counsel retained by the Company or the Board (or the special committee thereof) (C) the costs of providing the D&O Tail Insurance in accordance with Section 5.05(b) and (D) the costs of satisfying all of the conditions set forth in Section 6.01 and Section 6.02 and (ii) all severance payments required to be made to officers, employees or consultants of the Company or any of its Subsidiaries as a result of the consummation of the Transactions and without the requirement of notice or satisfaction of any other conditions precedent.

“Company’s Knowledge” means the actual knowledge, after reasonable investigation, of each Management Shareholder.

“Competition Act” means the Competition Act (Canada), as amended and the rules and regulations thereunder.

“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement dated July 20, 2009 between Kinderhook Industries, LLC and the Company, as it may be amended from time to time.

“Contracts” has the meaning as set forth in Section 2.17.

“Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or credit arrangement or otherwise.

“Court” means the Supreme Court of British Columbia.

“D&O Tail Insurance” has the meaning as set forth in Section 5.05(b).

“Depository” shall mean Computershare Trust Company of Canada.

“Disclosure Letter” has the meaning set forth in the first paragraph of Article II.

“Dissent Rights” means the right of a Shareholder to dissent in respect of the Arrangement pursuant to the procedures set forth in the Plan of Arrangement, the Interim Order and the Final Order.

“EBITDA” means, for any fiscal year, without duplication (w) the consolidated net income of the Company and its Subsidiaries for such fiscal year, plus (x) to the extent included as a deduction in calculating the net income referred to in clause (w) above, the sum of all income tax expense, interest expense (net of interest income (including cash and non-cash items)), amortization expense and depreciation expense payable by the Company or its Subsidiaries during such fiscal year minus (y) to the extent included in calculating the net income referred to in clause (w) above, any and all income or gain that results from the sale of any assets or securities by any of the Company or its Subsidiaries outside the ordinary course of business during such fiscal year plus (z) to the extent included in calculating the net income referred to in clause (w) above, any and all losses that result from the sale of any assets or securities by any of the Company or its Subsidiaries outside the ordinary course of business, during such fiscal year, in each case, as determined in accordance with GAAP.

“Effective Date” means the effective date of the Arrangement, being the date shown on the certificate of arrangement to be issued by the Registrar under the BCBCA giving effect to the Arrangement.

“Effective Time” means 5:01 a.m. (Pacific Daylight Time) on the Effective Date.

“Environmental and Safety Laws” shall mean, whenever enacted or in effect, all Laws, all judicial and administrative orders and determinations, and all contractual obligations concerning public health and safety, worker health and safety, or pollution or protection of the environment.

“ERISA” has the meaning as set forth in Section 2.24(a).

“Escrow Agent” means American Stock & Transfer Company.

“Escrow Agreement” means the escrow agreement to be entered into by and among Parent, Subco, the Company, and the Escrow Agent on or prior to the date that Parent or Subco is required to deposit the Escrow Deposit Amount with the Escrow Agent pursuant to Section 5.14, as such agreement may be amended, modified or supplemented from time to time in accordance with the terms thereof.

“Escrow Deposit Amount” has the meaning set forth in Section 5.14.

“Escrow Funds” means the amount of cash held from time to time by the Escrow Agent pursuant to the Escrow Agreement.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Fairness Opinion” has the meaning set forth in Section 2.11.

“FCPA” has the meaning set forth in Section 2.19(b).

“Fee” has the meaning set forth in Section 7.03(a).

“Final Order” means the final order of the Court approving the Arrangement, as such may be amended or modified by the highest court to which appeal may be applied.

“Financing” has the meaning set forth in Section 5.12.

“Financing Document” has the meaning set forth in Section 5.12.

“GAAP” has the meaning as set forth in Section 2.07(b).

“Governmental Authority” means any United States (federal, state or local), Canadian (federal, provincial or local), foreign or supra-national government (or any subdivision thereof), or governmental, regulatory or administrative authority, agency or commission, tribunal or body.

“Hazardous Materials” shall mean (i) any petroleum products or byproducts, radioactive materials, asbestos or polychlorinated biphenyls or (ii) any other waste, material or substance defined as a “hazardous substance,” “hazardous material,” “hazardous waste,” “pollutant,” or “contaminant,” or for which liability or standards of conduct may be imposed, under any applicable Environmental and Safety Law.

“Holdings” means International Absorbents Holdings, LLC, a Delaware limited liability company.

“HSR Act” means the United States Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended.

“ICA” means the Investment Canada Act (Canada), as amended, and the rules and regulations thereunder.

“Improvements” has the meaning as set forth in Section 2.15(d).

“Indebtedness” means at a particular time, without duplication, (i) any obligations under any indebtedness for borrowed money (including, without limitation, all obligations for principal, interest premiums, penalties, fees, expenses, breakage costs and bank overdrafts thereunder), (ii) any indebtedness evidenced by any note, bond, debenture or other debt security, (iii) any commitment by which a Person assures a creditor against loss (including contingent reimbursement obligations with respect to letters of credit), (iv) any indebtedness pursuant to a guarantee to a creditor, (v) any obligations under capitalized leases or with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, (vi) any indebtedness secured by a Lien on a Person’s assets, (vii) any obligations under capitalized leases or with respect to which a Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or with respect to which obligations a Person assures a creditor against loss, and (viii) all obligations for the deferred and unpaid purchase price of property or services (other than trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice).

“Information Circular” means the management information circular of the Company (including the letter of transmittal included therewith) in the English language seeking approval of the Arrangement Resolution to be sent to Securityholders in connection with the Meeting, as approved by Parent and Subco in accordance with Section 5.01.

“Intellectual Property Rights” means, collectively, any and all of the following in any jurisdiction throughout the world:  (i) all patents, patent applications and patent disclosures, together with all reissues, continuations, continuations-in-part, divisionals, revisions, extensions or reexaminations thereof;  (ii) all trademarks, service marks, trade dress, trade names, slogans, logos, Internet domain names and corporate names, together with all translations, adaptations, derivations and combinations thereof and including all the goodwill associated therewith; (iii) all works of authorship (whether or not copyrightable) and all registered and unregistered statutory and common law copyrights; (iv) all registrations, applications and renewals for any of the foregoing; (v) all computer software (including source code and object code), data, databases and documentation thereof; (vi) all trade secrets and other confidential information, including inventions (whether or not patentable and whether or not reduced to practice), ideas, formulae, compositions, know-how, manufacturing and production processes and techniques, methods, research and development information, drawings, specifications, designs, plans, improvements, proposals, technical and computer data, financial business and marketing plans, customer and supplier lists, pricing and cost information and related information; (vii) all other proprietary and intellectual property rights; and (viii) all copies and tangible embodiments thereof (in whatever form or medium).

“Interim Order” means the interim order of the Court to be issued pursuant to the application referred to in Section 1.01.

“IRS” has the meaning as set forth in Section 2.24(b).

“Laws” has the meaning set forth in Section 2.06(a).

“Leased Premises” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interest in real property held by the Company or any of its Subsidiaries.

“Leases” means all leases, subleases, licenses, concessions and other agreements (written or oral) pursuant to which the Company or any of its Subsidiaries holds an interest in the Leased Premises, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.

“Lien” shall mean, with respect to any property or asset, any mortgage, pledge, security interest, lien (statutory or other), charge, encumbrance or other similar restrictions or limitations of any kind or nature whatsoever on or with respect to such property or asset.

“Mailing Deadline” has the meaning set forth in Section 1.049(a).

“Management Shareholders” means, collectively, Gordon L. Ellis, David H. Thompson, Douglas E. Ellis and Shawn M. Dooley.

“Material Permit” has the meaning as set forth in Section 2.23.

“Meeting” means the special meeting of Shareholders to be called and held for the purpose of considering the Arrangement Resolution and any adjournment(s) or postponement(s) thereof.

“Meeting Deadline” has the meaning set forth in Section 1.04(b).

“Notice Period” has the meaning set forth in Section 5.04(d).

“Optionholder” means a holder of Company Stock Options.

“Organizational Documents” has the meaning as set forth in Section 2.02.

“Other Filings” has the meaning as set forth in Section 2.13.

“Outside Date” has the meaning as set forth in Section 7.01(b).

“Owned Property” means all real property, together with all buildings, structures, improvements and fixtures located thereon, and all easements and other rights and interests appurtenant thereto, owned by the Company or any of its Subsidiaries.

“Parent” has the meaning as set forth in the recitals.

“Party or Parties” has the meaning set forth in recitals.

“Permits” shall mean all franchises, licenses, authorizations, approvals, permits, registrations, qualifications, variances, certificates, certifications, consents or other rights granted by a Governmental Authority and all certificates of convenience or necessity, immunities, privileges, licenses, concessions, consents, grants, ordinances and other rights, of every character whatsoever required for the conduct of business and the use of properties by the Company or any of its Subsidiaries as currently conducted or used.

“Permitted Encumbrances” shall mean, with respect to each Owned Property: (i) real estate taxes, assessments and other governmental levies, fees or charges imposed with respect to such real property which are not due and payable as of the Effective Date, or which are being contested in good faith and for which appropriate reserves have been established in accordance with GAAP; (ii) mechanics liens and similar liens for labor, materials or supplies provided with respect to such real property incurred in the ordinary course of business for amounts which are not due and payable and which shall be paid in full and released on the Effective Date; (iii) zoning, building codes and other land use Laws regulating the use or occupancy of such real property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such real property which are not violated by the current use or occupancy of such real property or the operation of the business of the Company or any of its Subsidiaries thereon; and (iv) easements, covenants, conditions, restrictions and other similar matters of record affecting title to such real property which do not or would not materially impair the use or occupancy of such real property in the operation of the business of the Company or any of its Subsidiaries conducted thereon.

“Person” means an individual, corporation, limited liability company, partnership, limited partnership, syndicate, person (including, without limitation, a “Person” as defined in Section 13(d)(3) of the Exchange Act), trust, association or entity or government, political subdivision, agency or instrumentality of a government.

“Plan of Arrangement” means the plan of arrangement of the Company substantially as set out in Exhibit A attached hereto and forming a part hereof and all amendments thereto made in accordance with Section 7.04 hereof, Article 5 of the Plan of Arrangement, or upon the direction of the Court in the Final Order.

“Promissory Note” means the promissory note (in form and substance reasonably satisfactory to Parent and the Company) to be issued by Absorption Corp. to Parent immediately prior to the Effective Time pursuant to which Absorption Corp. shall lend a portion of its freely available cash and cash equivalents to Parent in order to provide Parent and Subco with sufficient funds, in part, to consummate the Transactions.

“Proposal Letter” means the proposal letter, dated October 22, 2009, by and between the Company and Kinderhook Industries, LLC.

“Purchase Price” has the meaning set forth in the recitals.

“Registrar” means the Registrar under the BCBCA.

“Representatives” has the meaning set forth in Section 5.03(a).

“Restricted Stock Holder” means a holder of Company Restricted Stock Grants.

“Rights Agreement” means the Shareholder Rights Plan Agreement by and between the Company and Computershare Trust Company of Canada, as rights agent, dated June 11, 2009.

“SEC” means the United States Securities and Exchange Commission.

“SEC Clearance” has the meaning set forth in Section 5.01(c).

“Securities” means, collectively, the Company Common Shares, the Company Restricted Stock Grants and the Company Stock Options.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Securities Laws” means, collectively, the BCBCA, the Securities Act (British Columbia), the Securities Act (Ontario), and the equivalent legislation in the other provinces of Canada, the Securities Act and the Exchange Act, all as now enacted or as the same may from time to time be amended, re-enacted or replaced, and the applicable rules, national, multilateral and local instruments, regulations, rulings, orders, forms and written policies made or promulgated under such statutes and the published policies of regulatory authorities administering such statutes, as well as the rules, regulations, by-laws and policies of AMEX.

“Securityholders” means, collectively, the Shareholders, the Optionholders and the Restricted Stock Holders.

“Shareholder” means a holder of Company Common Shares.

“Subco” has the meaning as set forth in the recitals.

“Subsidiary” or “Subsidiaries” of any Person means any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation or other legal entity.

“Superior Proposal” means any written, bona fide Acquisition Proposal not obtained in breach of  Section 5.04 to acquire 100% of the  stock or assets of the Company and its Subsidiaries (on a consolidated basis) that is not subject to any financing contingency or any other condition that is more onerous (from the standpoint of the Company) from those set forth in this Agreement and, in the good faith determination of the Board, after consultation with its legal counsel and the Company Financial Advisor, (x) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), be more favorable to the Shareholders from a financial point of view than the Transactions (including any adjustments to the terms and conditions of the Transactions proposed by Parent or Subco in response to such Acquisition Proposal pursuant to Section 5.04(d)) and (y) reasonably capable of being completed in accordance with the terms thereof without undue delay, taking into account all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person making such Acquisition Proposal.

“Support Agreement” means, the agreement dated the date hereof and attached hereto as Exhibit B, between Parent and each Management Shareholder pursuant to which, among other things, each Management Shareholder has agreed on the terms and subject to the conditions therein, irrevocably to support the Arrangement and to vote the Securities beneficially owned by such Management Shareholder, or in respect of which such Management Shareholder controls or directs the voting rights attaching thereto, in favor of the Arrangement Resolution.

“Takeover Statute” has the meaning as set forth in Section 2.31(a).

“Tax” or “Taxes” means federal, state, provincial, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

“Tax Return” means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

“Transaction Litigation” means any Action commenced or, to any Party’s knowledge, threatened against, such Party or any of its Subsidiaries or Affiliates or otherwise relating to, involving or affecting such Party or any of its Subsidiaries or Affiliates, in each case in connection with, arising from or otherwise relating to the Transaction or any other transaction contemplated hereby.

“Transactions” means the transactions contemplated by this Agreement (including the Arrangement).

“WARN Act” has the meaning as set forth in Section 2.22.

“Working Capital” means the current assets (excluding cash) of the Company and its Subsidiaries minus the current liabilities of the Company and its Subsidiaries, in each case, determined in accordance with GAAP applied on a consistent basis with the Company Financial Statements.

Section 8.05

Interpretation

In this Agreement, unless otherwise specified, the following rules of interpretation apply:

(i)

references to Sections, Schedules, Annexes, Exhibits and clauses are references to sections or sub-sections, schedules, annexes, exhibits and clauses of this Agreement;

(ii)

references to any Person include references to such Person’s successors and permitted assigns;

(iii)

words importing the singular include the plural and vice versa;

(iv)

words importing one gender include the other gender;

(v)

references to the word “including” do not imply any limitation;

(vi)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(vii)

reference to any Law means such Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Law means that provision of such Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(viii)

references to “$” will be references to United States Dollars;

(ix)

references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(x)

references to months are to calendar months; and

(xi)

the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 8.06

Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Arrangement is not affected in any manner materially adverse to any Party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the Arrangement be completed as originally contemplated to the fullest extent possible.

Section 8.07

Entire Agreement; Assignment

This Agreement (including the exhibits hereto and the Disclosure Letter, which are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein) constitute the entire agreement among the Parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof, including the Proposal Letter.  This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of the other Parties, except that Parent or Subco may assign all or any of its rights and obligations hereunder to any Affiliate of Parent or Subco or as security to any financing source; provided, that no such assignment shall relieve the assigning Party of its obligations hereunder if such assignee does not perform such obligations.

Section 8.08

Parties in Interest

This Agreement shall be binding upon and inure solely to the benefit of each Party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement (other than as intended under Section 5.05, which is intended to be for the benefit of the Persons covered thereby and may be enforced by such Persons).

Section 8.09

Specific Performance and Remedies

(a)

The Parties agree that irreparable damage would occur in the event that any provision of this Agreement were not performed by the Company in accordance with the terms hereof and that Parent and Subco shall be entitled to specific performance of the terms and provisions hereof (including the Company’s obligation to consummate the Transaction), subject in each case to the terms and conditions of this Agreement (including the Company’s ability to make a Company Adverse Recommendation Change subject to, and in accordance with, the terms hereof, the effect of which would prevent the consummation of the Transactions), and such remedies shall include an injunction or injunctions to prevent breaches of this Agreement by the Company, in addition to any other remedy at law or in equity.  The Company hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.  If Parent and/or Subco bring any Action to enforce specifically the performance of the terms and provisions hereof by the Company, the Outside Date shall automatically be extended by (x) the amount of time during which such Action is pending, plus twenty (20) Business Days or (y) such other time period established by the Delaware court presiding over such Action.

(b)

Notwithstanding anything herein to the contrary, the Parties further acknowledge and agree that the Company shall not be entitled (i) to an injunction or injunctions to prevent breaches of this Agreement by Parent or Subco, (ii) to enforce specifically the terms and provisions of this Agreement against Parent or Subco or (iii) otherwise to obtain any equitable relief or remedy against Parent or Subco, and that the Company’s sole and exclusive remedy with respect to any breach under this Agreement shall be the remedy set forth in Section 7.02(c) and Section 7.03(b).

Section 8.10

Governing Law; Jurisdiction; Waiver of Jury Trial

The provisions of this agreement and the documents delivered pursuant hereto shall be governed by and construed in accordance with the laws of THE STATE OF DELAWARE (EXCLUDING ANY CONFLICT OF LAW RULE OR PRINCIPLE THAT WOULD REFER TO THE LAWS OF ANOTHER JURISDICTION).  EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE STATE OF DELAWARE, IN ANY ACTION OR PROCEEDING THAT IS OTHERWISE PERMITTED UNDER THIS AGREEMENT OR ANY OTHER AGREEMENT EXECUTED IN CONNECTION WITH THIS AGREEMENT, AND EACH PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MUST BE BROUGHT AND/OR DEFENDED IN SUCH COURT.  EACH PARTY HERETO CONSENTS TO SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY THE APPLICABLE LAW OF THE FORUM IN ANY ACTION BROUGHT UNDER OR ARISING OUT OF THIS AGREEMENT, AND EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT EACH MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING HEREUNDER; provided, that the plan of arrangement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

Section 8.11

Headings

The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.12

Counterparts

This Agreement may be executed and delivered (including by facsimile or electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.13

Construction

This Agreement and any documents or instruments delivered pursuant hereto or in connection herewith shall be construed without regard to the identity of the Person who drafted the various provisions of the same.  Each and every provision of this Agreement and such other documents and instruments shall be construed as though all of the Parties participated equally in the drafting of the same.  Consequently, the Parties acknowledge and agree that any rule of construction that a document is to be construed against the drafting Party shall not be applicable either to this Agreement or such other documents and instruments.

Section 8.14

Confidentiality Agreement

Upon the consummation of the Transactions, the Company acknowledges that the obligations of Kinderhook Industries, LLC and its Affiliates under the Confidentiality Agreement shall be terminated in all respects and shall be of no further force or effect.

Section 8.15

No Personal Liability of Directors or Officers

No director or officer of Parent or Subco shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of Parent or Subco. No director or officer of the Company or any of its Subsidiaries shall have any personal liability whatsoever to Parent or Subco under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or any of its Subsidiaries.

*  *  *  *  *

IN WITNESS WHEREOF, Parent, Subco and the Company have caused this Arrangement Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

INTERNATIONAL ABSORBENTS INC.
By:	/s/ Gordon L Ellis
Name:	Gordon L Ellis
Title:	President

IAX ACQUISITION CORPORATION
By:	/s/ Tomas L. Tuttle
Name:	Tomas L. Tuttle
Title:	President

IAX CANADA ACQUISITION COMPANY INC.
By:	/s/ Tomas L. Tuttle
Name:	Tomas L. Tuttle
Title:	Director

EXHIBIT A

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE
BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1
DEFINITIONS AND INTERPRETATION

1.1

Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the meanings ascribed to them below:

(a)

“Acquiror” means IAX Acquisition Corporation, a corporation incorporated under the laws of the State of Delaware;

(b)

“affiliate” has the meaning ascribed thereto in the Securities Act (British Columbia);

(c)

“Amalco” means the corporation continuing from the amalgamation of BC Buyco and Target pursuant to this Plan of Arrangement;

(d)

“Amalco Shares” means the issued and outstanding common shares in the capital of Amalco;

(e)

“Arrangement” means the arrangement under section 288 of the BCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 7.04 of the Arrangement Agreement and Article 6 hereof or made at the direction of the Court in the Final Order;

(f)

“Arrangement Agreement” means the Arrangement Agreement dated as of December 14, 2009 among Acquiror, BC Buyco and Target, together with the disclosure letter executed by Target and delivered to Acquiror and BC Buyco in connection with the execution of the Arrangement Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

(g)

“Arrangement Resolution” means the special resolution of the Target Shareholders approving this Plan of Arrangement presented to the Target Shareholders at the Target Meeting substantially in the form and content of Schedule A to the Arrangement Agreement;

(h)

“BCA” means the Business Corporations Act (British Columbia);

(i)

“Business Day” means any day other than a Saturday, Sunday or a day on which banks in Vancouver, British Columbia or New York, New York are authorized or required by law to be closed for business;

(j)

“BC Buyco” means IAX Canada Acquisition Company Inc., a corporation existing under the BCA and a wholly-owned subsidiary of Acquiror;

(k)

“Consideration” means the consideration to be received by the Target Shareholders pursuant to the Plan of Arrangement in consideration for their Target Shares, consisting of $4.75 in cash for each Target Share;

(l)

“Court” means the Supreme Court of British Columbia;

(m)

“Depositary” means any trust company, bank or financial institution agreed to in writing between Acquiror and Target for the purpose of, among other things, exchanging certificates representing Target Shares for payment of the Consideration;

(n)

“Dissent Rights” shall have the meaning ascribed thereto in Section 4.1;

(o)

“Dissenting Shareholder” means a registered holder of Target Shares who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for its Target Shares;

(p)

“Effective Date” means ■, 2010, or such other date as may be agreed by Target and Acquiror as the date for completing the Arrangement;

(q)

“Effective Time” means 5:01 p.m. (Pacific Standard time) on the Effective Date;

(r)

“Escrow Funds” shall have the meaning ascribed thereto in the Arrangement Agreement;

(s)

“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(t)

“Interim Order” means the interim order of the Court, containing declarations and directions with respect to the Arrangement and providing for, among other things, the calling and holding of the Target Meeting, as the same may be amended by the Court;

(u)

“Letter of Transmittal” means a letter of transmittal in the form accompanying the management information circular of Target dated ■, 2010, sent to Target Shareholders in connection with the Target Meeting;

(v)

“Liens” means, with respect to any property or asset, any mortgage, pledge, security interest, lien (statutory or other), charge, encumbrance or other similar restrictions or limitations of any kind or nature whatsoever on or with respect to such property or asset;

(w)

“Plan of Arrangement” means this plan of arrangement and any amendments or variations hereto made in accordance with Section 7.04 of the Arrangement Agreement and Article 6 hereof or made at the direction of the Court in the Final Order;

(x)

“Promissory Note” shall have the meaning ascribed thereto in the Arrangement Agreement;

(y)

“Target” means International Absorbents Inc., a corporation existing under the BCA;

(z)

“Target Incentive Plan” means the Target’s 2003 Omnibus Incentive Plan effective May 20, 2003 and as amended from time to time;

(aa)

“Target Meeting” means the special meeting of Target Shareholders, including any adjournments or postponements thereof, called and held to consider the Arrangement Resolution;

(bb)

“Target Optionholders” means the holders of Target Options;

(cc)

“Target Options” means the outstanding options to purchase Target Shares duly granted pursuant to the Target Incentive Plan;

(dd)

“Target RSU Holders” means the holders of Target RSUs;

(ee)

“Target RSUs” means the outstanding restricted stock units convertible into Target Shares duly granted pursuant to the Target Incentive Plan;

(ff)

“Target Shareholders” means the holders of Target Shares;

(gg)

“Target Shares” means all of the issued and outstanding common shares in the capital of Target;

(hh)

“Target Subsidiary” means Absorption Corp., a corporation incorporated under the laws of the State of Nevada and a wholly-owned subsidiary of Target;

(ii)

“Tax Act” means the Income Tax Act (Canada); and

(jj)

“U.S. Tax Code” means the United States Internal Revenue Code of 1986.

In addition, words and phrases used herein and defined in the BCA and not otherwise defined herein shall have the same meaning herein as in the BCA unless the context otherwise requires.

1.2

Interpretation Not Affected by Headings

The division of this Plan of Arrangement into articles, sections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement.  The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

1.3

Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

1.4

Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

1.5

Statutory References

Any reference in this Plan of Arrangement to a statute or code includes all regulations made thereunder, all amendments to such statute or code or to any such regulation in force from time to time, and any statute, code or regulation that supplements or supersedes such statute, code or regulation.

1.6

Currency

Unless otherwise stated, all references herein to amounts of money are expressed in United States dollars.

1.7

Governing Law

This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.

ARTICLE 2
ARRANGEMENT AGREEMENT

2.1

Arrangement Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of, the Arrangement Agreement, except in respect of the sequence of the steps comprising the Arrangement, which shall occur in the order set forth herein.

ARTICLE 3
ARRANGEMENT

3.1

Arrangement

This Plan of Arrangement will become effective at, and be binding at and after, the Effective Time on (i) Target, (ii) Target Subsidiary, (iii) Acquiror, (iv) BC Buyco and (v) all registered and beneficial holders of securities of Target, including Target Shares, Target Options and Target RSUs.

At the Effective Time, the following shall occur and shall be deemed to occur sequentially in the following order without any further act or formality required on the part of any person, except as expressly provided herein:

(a)

First, Target shall cancel each outstanding Target Option and Target RSU as of such time and the following shall occur simultaneously:

(i)

Target Subsidiary shall pay (A) to each Target Optionholder who is employed by Target Subsidiary or is a consultant to Target Subsidiary, in respect of each Target Option held, a cash amount equal to the amount, if any, by which the Consideration per Target Share exceeds the exercise price of the Target Option and (B) to each Target RSU Holder who is employed by Target Subsidiary or is a consultant to Target Subsidiary, in respect of each Target RSU held, a cash amount equal to the Consideration per Target Share;

(ii)

Target shall pay (A) to each Target Optionholder who is employed by Target or is a consultant to Target, in respect of each Target Option held, a cash amount equal to the amount, if any, by which the Consideration per Target Share exceeds the exercise price of the Target Option and (B) to each Target RSU Holder who is employed by Target or is a consultant to Target, in respect of each Target RSU held, a cash amount equal to the Consideration per Target Share; and

(iii)

each Target Optionholder shall cease to be the holder of its Target Options, each Target RSU Holder shall cease to be the holder of its Target RSUs, and all Target Options, all Target RSUs and the Target Incentive Plan shall be cancelled, terminated and be of no further effect and Target shall have no liabilities or obligations with respect to any Target Options, any Target RSUs or the Target Incentive Plan, except as provided pursuant to this Section 3.1(a);1

(b)

Second, and immediately following the occurrence of the transactions described in paragraph (a) hereof, the following transactions shall occur simultaneously:

———————

1

To the extent that Target holds assets other than assets referred to in Section 2.32 of the Disclosure Letter to the Arrangement Agreement, this Plan of Arrangement may include additional steps to deal with how Target holds such assets, or provide for the transfer of such assets to a subsidiary corporation or partnership, prior to the acquisition of Target Shares by BC Buyco.

(i)

each Target Share held by a Dissenting Shareholder shall be deemed to be transferred by the holder thereof, without any further act or formality on its part, free and clear of all Liens to BC Buyco and BC Buyco shall thereupon be obliged to pay the amount therefor determined and payable in accordance with Article 4 hereof:

(A)

each Dissenting Shareholder holding such Target Shares shall cease to be the holder of such Target Shares;

(B)

such Dissenting Shareholder’s name shall be deemed to be removed as a holder from the securities register for Target Shares; and

(C)

BC Buyco shall be deemed to be recorded as the registered holder of the Target Shares so transferred and shall be deemed to be the legal and beneficial owner of such Target Shares (free and clear of any Liens);

(ii)

each Target Share held by a Target Shareholder (other than a Dissenting Shareholder, the Acquiror or any of the Acquiror’s affiliates) shall be deemed to be transferred to BC Buyco in exchange for the Consideration for each Target Share:

(A)

such Target Shareholder shall cease to be the holder of Target Shares at such time and shall cease to have any rights as the holder of such Target Shares other than the right to be paid the Consideration per Target Share;

(B)

such Target Shareholder’s name shall be deemed to be removed as a holder from the securities register for Target Shares; and

(C)

BC Buyco shall be recorded as the registered holder of the Target Shares so transferred and shall be deemed to be the legal and beneficial owner of such Target Shares (free and clear of any Liens);

(c)

Third, and immediately following the occurrence of the transactions described in paragraph (b) hereof, the aggregate capital in respect of the Target Shares shall be reduced to $1.00 without any distribution;

(d)

Fourth, and immediately following the occurrence of the transactions described in paragraph (c) hereof, Target and BC Buyco will be amalgamated to form Amalco and shall continue as one corporation in accordance with the provisions of the BCA governing the amalgamation of two or more corporations, and upon the amalgamation:

(i)

each issued and outstanding BC Buyco common share will be converted into one Amalco Share, which Amalco Shares shall have identical rights, privileges, restrictions and conditions to the BC Buyco common shares;

(ii)

all issued and outstanding Target Shares will be deemed cancelled, without any repayment of capital in respect thereof, on a basis that does not entitle the holders thereof to any consideration, and thereafter the holders of such securities will not have any rights, liabilities or other obligations in respect of such securities;

(iii)

the name of Amalco shall be “IAX Canada Acquisition Company Inc.”;

(iv)

the address of the registered and records office of Amalco shall be the same as for BC Buyco;

(v)

the notice of articles and articles of Amalco shall be in the form of the notice of articles and articles of BC Buyco except that they will reflect such changes as may be necessary to reflect the terms of the Arrangement; and

(vi)

the first directors of Amalco shall be the same persons who were directors of BC Buyco.

provided, that none of the foregoing will occur or be deemed to occur unless all of the foregoing occur.

3.2

Effective Time Procedures

(a)

Following receipt of the Final Order and on the Effective Date, BC Buyco shall deposit or cause to be deposited cash in immediately available funds with the Depositary, for the benefit of the Target Shareholders (other than Acquiror or any of its affiliates), including the proceeds of the Promissory Note and the Escrow Funds, in an amount sufficient to pay the aggregate Consideration owed to the Target Shareholders pursuant to Section 3.1(b)(ii) hereof.  The deposit of funds with the Depositary for the benefit of the Target Shareholders (other than Acquiror or any of its affiliates) prior to the Effective Date shall constitute full satisfaction of the rights of such holders to receive the Consideration owed to them pursuant to Section 3.1(b)(ii) and such holders shall have no claim against BC Buyco except to the extent that the funds deposited by BC Buyco are insufficient to satisfy the consideration referred to in Section 3.1(b)(ii).  All interest earned on the funds deposited with the Depositary shall be for the account of BC Buyco and the Depositary shall pay such interest to BC Buyco.

(b)

Following receipt of the Final Order and on the Effective Date or as soon as practicable thereafter, Target Subsidiary or Target, as applicable, shall pay the consideration owed to Target Optionholders and Target RSU Holders under Section 3.1(a).

ARTICLE 4
DISSENT RIGHTS

4.1

Dissent Rights

Pursuant to the Interim Order, registered holders of Target Shares may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Target Shares in connection with the Arrangement; provided, that the written objection to the Arrangement Resolution contemplated by Section 242 of the BCA must be received by Target at least two Business Days before the date of the Target Meeting or any date to which the Target Meeting may be postponed or adjourned.  Registered holders who duly exercise such Dissent Rights and who:

(a)

are ultimately entitled to be paid fair value for their Target Shares, which fair value shall be the fair value of such shares immediately before the passing by the Target Shareholders of the Arrangement Resolution, shall be paid an amount equal to such fair value by BC Buyco (or its successor); and

(b)

are ultimately not entitled, for any reason, to be paid fair value for their Target Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting holder of Target Shares and shall be entitled to receive only the consideration contemplated in Section 3.1(b)(ii) hereof that such holder would have received pursuant to the Arrangement if such holder had not exercised Dissent Rights.

In no case shall Acquiror, BC Buyco, Target or any other person be required to recognize holders of Target Shares who are ultimately determined to be entitled to be paid the fair value of their Target Shares as contemplated by Section 4.1(a) above as Target Shareholders at and after the time set forth in Section 3.1(b), and the names of such holders shall be removed from the securities registrar for Target Shares as of the time set forth in Section 3.1(b).

ARTICLE 5
CERTIFICATES AND PAYMENT

5.1

Delivery of Consideration

(a)

Upon surrender to the Depositary for cancellation of a certificate that immediately prior to the Effective Time represented one or more outstanding Target Shares, together with a properly completed Letter of Transmittal and such other documents and instruments as would have been required to effect the transfer of the Target Shares formerly represented by such certificate under the terms of such certificate, the BCA or the articles of Target and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, the amount of cash such holder has the right to receive pursuant to Section 3.1(b)(ii) hereof, less any amounts withheld pursuant to Section 5.3, and the certificate that immediately prior to the Effective Time represented one or more outstanding Target Shares so surrendered shall forthwith be cancelled.

(b)

After the Effective Time and until surrendered for cancellation as contemplated by this Section 5.1, each certificate that immediately prior to the Effective Time represented one or more Target Shares (other than Target Shares held by Acquiror or any of its affiliates) shall be deemed at all times to represent only the right to receive from the Depositary the entitlements described in this Section 5.1.

5.2

Lost Certificates

In the event any certificate, that immediately prior to the time set forth in Section 3.1(b) represented one or more outstanding Target Shares that were transferred pursuant to Section 3.1(b)(ii) hereof, shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver in exchange for such lost, stolen or destroyed certificate, the consideration payable in accordance with Section 3.1(b)(ii) hereof.  When authorizing such payment of cash that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom such payment and delivery are made shall, as a condition precedent to the payment and delivery, give a bond satisfactory to Acquiror, Amalco and the Depositary in such sum as Acquiror, Amalco and the Depositary may direct, or otherwise indemnify Acquiror, Amalco and the Depositary in a manner satisfactory to Acquiror, Amalco and the Depositary against any claim that may be made against Acquiror, Amalco or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed and shall otherwise take such actions as may be required by the articles of Target.

5.3

Withholding Rights

BC Buyco, Target, Target Subsidiary and the Depositary shall be entitled to deduct and withhold from all amounts payable under this Plan of Arrangement (including, without limitation, any amounts payable pursuant to Section 3.1) to any holder or former holder of Target Options, Target RSUs or Target Shares such amounts as the BC Buyco, Target, Target Subsidiary or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty.  To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the holder or former holder of Target Options, Target RSUs or Target Shares in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

5.4

Limitation and Proscription

To the extent that a Target Shareholder (other than Acquiror or any of its affiliates) shall not have complied with the provisions of Section 5.1 or Section 5.2 hereof on or before the date that is three years after the Effective Date, then the certificates representing Target Shares that were transferred pursuant to Section 3.1 hereof shall cease to represent a claim or interest of any kind or nature for the receipt of cash that such Target Shareholder was otherwise entitled to receive and such certificates shall be automatically cancelled without any payment in respect thereof.

ARTICLE 6
AMENDMENTS

6.1

Amendments to Plan of Arrangement

(a)

BC Buyco and Target may amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) agreed to in writing by the other, (iii) filed with the Court and, if made following the Target Meeting, approved by the Court, and (iv) communicated to holders or former holders of Target Shares, Target Options and Target RSUs if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by BC Buyco or Target at any time prior to or at the Target Meeting (provided that the other shall have consented thereto in writing), with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Target Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Target Meeting shall be effective only if: (i) it is consented to in writing by each of BC Buyco and Target; and (ii) if required by the Court, it is consented to by the Target Shareholders voting in the manner directed by the Court.

Appendix B

ARRANGEMENT RESOLUTION

RESOLVED as a special resolution of the IAX shareholders that:

1.

the arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”) set forth in the plan of arrangement attached as Exhibit A to the arrangement agreement attached as Appendix A to the proxy statement of International Absorbents Inc. (“IAX”) accompanying the Notice of Meeting, and all transactions contemplated thereby, is authorized and approved;

2.

the board of directors of IAX, without further notice to or approval of the shareholders of IAX, may, in accordance with the terms of the Arrangement, elect not to proceed with the Arrangement or otherwise give effect to the special resolution, at any time prior to the Arrangement becoming effective; and

3.

any one or more of the directors and officers of IAX be authorized and directed to perform all such acts, deeds and things and execute, under the seal of IAX or otherwise, all such documents and other writings, including as may be required to give effect to the true intent of this resolution.

B-1

Appendix C

250 – 885 West Georgia St Vancouver, British Columbia Canada V6C 3E8 T 604.718.6800 F 604.718.6820 www.capwest.com

December 14, 2009

Private and Confidential

Strategic Alternatives Special Committee
of the Board of Directors

International Absorbents Inc

1569 Dempsey Road

North Vancouver, BC

V7K 1S8

Attention:

Mr Michael P Bentley,

Director and Chairman, Strategic Alternatives Special Committee

To the Strategic Alternatives Special Committee of the Board of Directors (the “Special Committee”):

Capital West Partners (“Capital West”) understands that International Absorbents Inc (“IAX” or the “Company”) has entered into an arrangement agreement (the “Arrangement Agreement”) with a newly formed acquisition corporation owned by Kinderhook Industries LLC (“Kinderhook” on a collective basis) dated December 14, 2009, whereby Kinderhook proposes to acquire all of the issued and outstanding common shares of IAX (the “Proposed Transaction”) for $4.75 per common share in cash.  The terms of the Proposed Transaction will be fully described in an information circular (the “Information Circular”), which will be mailed to IAX shareholders (the “Shareholders”) in connection with the Proposed Transaction.

Capital West also understands that certain shareholders, including IAX’s senior officers holding approximately 17.2% of the shares have agreed to tender all of the issued and outstanding common shares held by them to the Proposed Transaction pursuant to support agreements dated December 14, 2009 (the “Support Agreements”).

The Special Committee of IAX retained Capital West to provide advice and assistance including issuing, if requested, an opinion as to whether the Proposed Transaction is fair, from a financial point of view (the “Opinion”), to the Shareholders.

Capital West has not been engaged to prepare a formal valuation of IAX or its respective common shares and therefore does not express an opinion as to the fair market value of IAX, its assets or respective common shares.

CREDENTIALS OF CAPITAL WEST

Capital West is an independent investment banking firm based in western Canada specializing in corporate finance and advisory services to corporations and governments.  Capital West and its principals have prepared numerous valuations and fairness opinions and have provided advisory services in a significant number of transactions involving private and publicly traded companies.

                                                                                          www.capwest.com

ENGAGEMENT OF CAPITAL WEST BY THE SPECIAL COMMITTEE

The Special Committee formally retained Capital West on April 14, 2009 (the “Engagement”) to provide financial advisory services including a review of strategic alternatives, strategic advice to the Special Committee and Board of Directors, soliciting proposals for the Company and if requested, the preparation and delivery of the Opinion with respect to the Proposed Transaction.

The terms of the Engagement provide that Capital West be paid fees for its services as financial advisor, including a fee upon delivery of the Opinion and a fee which is contingent upon consummation of the Proposed Transaction.  In addition, Capital West is to be reimbursed for its reasonable out-of-pocket expenses and IAX has agreed to indemnify Capital West in certain circumstances.

Subject to the terms of the Engagement, Capital West consents to the inclusion of the Opinion, in its entirety, in the Information Circular and to the filing thereof with securities regulatory authorities as required.  Capital West understands that the Information Circular will be available to the public through the Canadian Securities Administrators’ SEDAR website and the US Securities and Exchange Commission’s EDGAR website.

Capital West was engaged on a previous occasion by the Special Committee pursuant to an engagement letter dated January 18, 2007 to provide financial advisory services including an analysis of strategic alternatives and transaction related expertise.

INDEPENDENCE OF CAPITAL WEST

None of Capital West, its associates or affiliates is an insider, associate, or affiliate of IAX, Kinderhook or any of their respective associates or affiliates (as such terms are defined in the applicable US and Canadian securities laws).  Capital West has not provided any financial advisory services or participated in any financing involving IAX, Kinderhook or any of their respective associates or affiliates during the 24 months preceding the date Capital West was first contacted regarding the Proposed Transaction, other than as discussed above.  There are no understandings, agreements or commitments between Capital West and IAX, Kinderhook or any of their respective associates or affiliates, with respect to future business dealings.

SCOPE OF REVIEW

In preparing our Opinion, we have, among other things, reviewed, considered and relied upon, without limitation, the following information related to IAX and the Proposed Transaction:

1.

A non binding letter of intent from Kinderhook dated October 22, 2009;

2.

An exclusivity letter agreement between Kinderhook and IAX dated October 28, 2009;

3.

The Arrangement Agreement;

4.

The Support Agreements;

5.

Annual audited consolidated financial statements and management discussion and analysis of IAX for the fiscal years ended January 31, 2006, 2007, 2008 and 2009;

6.

Quarterly unaudited consolidated financial statements and management discussion and analysis of IAX for the fiscal periods ended October 31, 2008, April 30, 2009 and July 31, 2009;

7.

IAX annual report to stockholders and Annual Report on Form 10-K for the fiscal years ended January 31, 2006, 2007, 2008 and 2009;

8.

IAX interim reports to stockholders and Quarterly Reports on Form 10-Q for the fiscal periods ended October 31, 2008, April 30, 2009 and July 31, 2009;

                                                                                          www.capwest.com

9.

Certain other communications from the Company to its stockholders including, but not limited to, the 2009 notice of annual and special meeting of shareholders dated May 15, 2009 and the related proxy statement;

10.

The Shareholder Rights Plan Agreement between International Absorbents Inc and Pacific Corporate Trust Company (as Rights Agent) dated May 1, 2006;

11.

Certain internal financial analysis and forecasts for the Company prepared by Capital West and management of IAX;

12.

Analysis, financial and other information related to the Proposed Transaction prepared by management and Capital West;

13.

IAX’s press releases for the prior two years;

14.

Public information relating to the business, financial performance and stock trading history of IAX and other selected public companies that Capital West considered relevant;

15.

Discussions and meetings with senior officers of IAX regarding, amongst other things, the historical, current and future prospects of the Company;

16.

Discussions and meetings with the Special Committee and counsel to the Special Committee; and

17.

A representation letter dated December 14, 2009 from IAX addressed to Capital West representing, among other things, that the information provided to us in respect of the Opinion is true, correct, and complete and that no material information has been withheld which might reasonably affect the Opinion.

Capital West also conducted such other analysis, investigations, and research as we considered appropriate in the circumstances.  Capital West was granted satisfactory access by IAX to its management and advisors and was not, to its knowledge, denied any information that it requested.

PRIOR VALUATIONS

IAX has represented to Capital West that, to the best of its knowledge, there have been no prior valuations of IAX nor any material property or asset of IAX in the 24 months preceding the date of this letter.

ASSUMPTIONS AND LIMITATIONS

Capital West has relied upon and assumed the completeness, accuracy, and fair presentation of all of the financial and other information, data, advice, opinions, and representations obtained by it from public sources and provided to it by IAX, or otherwise pursuant to the Engagement.  Subject to the exercise of professional judgement and except as expressly described herein, Capital West has not attempted to verify independently the accuracy or completeness of any such information, representations, or warranties.

IAX represented to Capital West that there have been no material changes or changes in material facts relating to any of the information, data, advice, assumptions, opinions and representations provided to Capital West by or on behalf of IAX, as applicable, that have not been disclosed to Capital West and that no change has occurred in the facts set out or referred to in any such information subsequent to the date thereof which would reasonably be expected to have a material effect on the Opinion, and that they are not aware of any facts not disclosed to Capital West which would reasonably be expected to materially affect the Opinion.

In preparing the Opinion, Capital West has made several assumptions, including that all of the conditions required to implement the Proposed Transaction will be met and that the disclosure provided or incorporated by reference in any public filing in relation to the Proposed Transaction with respect to IAX, its subsidiaries and affiliates will be accurate in all material respects.

In preparing the Opinion, Capital West has made several other assumptions, including that the Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date

                                                                                          www.capwest.com

hereof, and the conditions and prospects, financial and otherwise, of IAX, as they were reflected in the information and documents reviewed by Capital West and as they were represented to it in its discussions with management of IAX.  The comments and conclusion of Capital West can only be taken in the context of the Proposed Transaction.

This Opinion has been prepared based upon approaches and assumptions that Capital West considers appropriate in the circumstances.  The analyses of Capital West must be considered as a whole; selecting portions of the analyses and of the factors considered by Capital West, without considering all factors and analyses in connection with the preparation of this Opinion, could create a misleading view of the process underlying this Opinion.  The preparation of a fairness opinion is a complex process and is not amenable to partial analysis or summary description.

The Opinion has been prepared for the Special Committee in connection with the Proposed Transaction and may not be used by any other persons for any other purpose without the prior written consent of Capital West.  Notwithstanding the foregoing, Capital West has consented to the inclusion of the Opinion in the Information Circular of IAX.  The Opinion is not meant to be and should not be construed as a recommendation to Shareholders of IAX concerning the Proposed Transaction.

CONCLUSION

Based upon and subject to the foregoing, we are of the opinion that the Proposed Transaction is fair, from a financial point of view, to the Shareholders.

Yours truly,

CAPITAL WEST PARTNERS

Appendix D

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this "Agreement") is entered into as of December 14, 2009 by and among IAX Acquisition Corporation, a Delaware corporation ("Parent"), IAX Canada Acquisition Company Inc., a corporation incorporated under the laws of the Province of British Columbia and a wholly-owned Subsidiary of Parent ("Subco"), Gordon L. Ellis ("G. Ellis"), Douglas Ellis ("D. Ellis"), David H. Thompson ("Thompson") and Shawn M. Dooley ("Dooley" and, together with G. Ellis, D. Ellis and Thompson, each a "Shareholder" and, collectively, the "Shareholders"), and, for the purposes of Section 9 hereof only, International Absorbents Inc., a corporation incorporated under the laws of the Province of British Columbia (the "Company").  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Arrangement Agreement (as defined below).

WHEREAS, Parent, Subco and the Company propose to enter into an Arrangement Agreement as of the date hereof (as the same may be amended, restated or otherwise modified from time to time, the "Arrangement Agreement") providing for the acquisition by Subco of all of the outstanding common shares in the capital of the Company (the "Common Shares") for the cash consideration set forth in the Arrangement Agreement (the "Transaction");

WHEREAS, each Shareholder is the record and beneficial owner of the number of Common Shares set forth opposite such Shareholder's name on Schedule A attached hereto (such Common Shares, as the same may be adjusted by stock dividend, stock split, recapitalization, combination or exchange of shares, merger, amalgamation, arrangement, consolidation, reorganization or other change or transaction of or by the Company, together with Common Shares that may be acquired after the date hereof by such Shareholder, including Common Shares issuable upon the exercise of options or warrants to purchase Common Shares or other securities exchangeable for or convertible into Common Shares (as the same may be adjusted as aforesaid), being collectively referred to herein as the "Subject Shares"); and

WHEREAS, as a condition to their willingness to enter into the Arrangement Agreement, Parent and Subco have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, to induce Parent and Subco to enter into, and in consideration of their entering into, the Arrangement Agreement, and in consideration of the promises and the representations, warranties and agreements contained herein, the parties hereto agree as follows:

1.

Representations and Warranties of the Shareholders.  Each Shareholder hereby represents and warrants, on a several basis and solely with respect to such Shareholder, to Parent and Subco as follows:

(a)

Authority.  Such Shareholder has the requisite capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by such Shareholder and, assuming this Agreement constitutes a legal, valid and binding obligation of Parent and Subco, constitutes a legal, valid and binding obligation of such Shareholder enforceable against such Shareholder in accordance with its terms.  Neither the execution, delivery or performance of this Agreement by such Shareholder nor the consummation by such Shareholder of the transactions contemplated hereby will (i) require any filing with, or permit, authorization, consent or approval of, any United States (federal, state or local), Canadian (federal, provincial or local), foreign or supra-national government, or governmental, regulatory or administrative authority, agency or commission (each, a "Governmental Body"), (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under, or give rise to any right of termination, amendment, cancellation or acceleration under, or result in the creation of any tax, lien, claim, charge, encumbrance or other restriction (collectively, a "Lien") upon any of the properties or assets of such Shareholder, including the Subject Shares, under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, permit, concession, franchise, contract, agreement or other instrument or obligation (a "Contract") to which such Shareholder is a party or by which such Shareholder or his properties or assets, including the Subject Shares, may be bound or (iii) violate any judgment, order, writ, preliminary or permanent injunction or decree (an "Order") or any statute, law, ordinance, rule or regulation of any Governmental Body (a "Law") applicable to such Shareholder or his Subject Shares, except any of the foregoing which would not impair such Shareholder's ability to perform his obligations under this Agreement or such Shareholder's ability to transfer his Subject Shares to Subco pursuant to the Transaction free and clear of all Liens.

(b)

Subject Shares.  Such Shareholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), of the Common Shares set forth opposite such Shareholder's name on Schedule A attached hereto and the certificates representing such Subject Shares, if any, are now, and at all times during the term hereof will be, held by such Shareholder, or by a nominee or custodian for the benefit of such Shareholder, and such Shareholder has good and marketable title to such Subject Shares and at all times during the term hereof and on the Effective Date will have good and marketable title to such Subject Shares, in each case, free and clear of any Liens, proxies, voting trusts or agreements, understandings or arrangements, except for any such Liens or proxies arising hereunder.  Such Shareholder owns of record or beneficially no other Common Shares, has no other rights to purchase or acquire any Common Shares or other securities (as defined in Section 3(a)(10) of the Exchange Act) of the Company and does not control or direct any Common Shares or any other securities (as defined in Section 3(a)(10) of the Exchange Act) of the Company, in each case, other than such Shareholder's Subject Shares.  The Subject Shares set forth opposite such Shareholder's name on Schedule A attached hereto constitute all of the securities (as defined in Section 3(a)(10) of the Exchange Act) of the Company owned of record or beneficially or controlled or directed, directly or indirectly, by such Shareholder.  Such Shareholder has (and will have as of the date of the Meeting and the Effective Time) sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Sections 3(b) and 3(c) hereof, sole power to exercise dissent rights (to the extent such rights are available) and sole power to agree to all of the matters set forth in this Agreement, in each case, with respect to all of such Shareholder's Subject Shares and, in each case, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(c)

Brokers.  No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the Transaction or this Agreement based upon arrangements made by or on behalf of such Shareholder.

(d)

Other Agreements.  Other than this Agreement and the Arrangement Agreement, there are not as of the date hereof, and there will not be at the date of the Meeting and the Effective Time, any shareholder agreements, voting trusts or other agreements or understandings relating in any way to any of such Shareholder's Subject Shares or to a Frustrating Transaction (as defined below) or an Acquisition Proposal to which such Shareholder (or any of his affiliates, representatives, or agents) is a party or to which such Shareholder is bound.

(e)

Arrangement Agreement. Such Shareholder understands and acknowledges that Parent and Subco are entering into the Arrangement Agreement in reliance upon such Shareholder's execution and delivery of this Agreement.

2.

Representations and Warranties of Parent and Subco.  Each of Parent and Subco hereby represents and warrants to the Shareholders as follows:

(a)

Authority.  Each of Parent and Subco has the requisite power and authority to execute and deliver this Agreement and to consummate the Transaction.  The execution, delivery and performance of this Agreement by each of Parent and Subco and the consummation of the Transaction have been duly authorized by all necessary action on the part of Parent and Subco.  This Agreement has been duly executed and delivered by each of Parent and Subco and, assuming this Agreement constitutes a legal, valid and binding obligation of the Shareholders and the Company, constitutes a legal, valid and binding obligation of Parent and Subco, respectively, enforceable against Parent and Subco in accordance with its terms.

(b)

Organization and Qualification.  Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Subco is a corporation duly organized, validly existing and in good standing under the laws of the Province of British Columbia.

3.

Covenants of the Shareholders.  Until termination of this Agreement pursuant to Section 11, each Shareholder, on a several basis and, solely with respect to such Shareholder, hereby agrees as follows:

(a)

No Shareholder shall (i) tender into any take-over bid, tender or exchange offer or otherwise sell, transfer, pledge, assign or otherwise dispose of (collectively, "Transfer"), or enter into any Contract, option or other arrangement (including any profit sharing arrangement) or understanding with respect to the sale, transfer, pledge, assignment or other disposition of such Shareholder's Subject Shares to any person other than Parent or Subco or Parent's designee; provided, that in the event that such Shareholder is not in breach of this Agreement and an Alternative Transaction (as defined below) is approved, such Shareholder shall be entitled to

Transfer such Shareholder's Subject Shares in connection with the consummation of the transactions contemplated by such Alternative Transaction, (ii) enter into any voting arrangement, whether by proxy, voting agreement, voting trust, power-of-attorney or otherwise, with respect to such Shareholder's Subject Shares or otherwise relinquish control of the voting power with respect to such Shareholder's Subject Shares, (iii) purchase or otherwise voluntarily acquire any Common Shares or other securities of the Company, except for such other securities as will constitute Subject Shares subject to the terms hereof, (iv) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder or the transactions contemplated hereby or (v) do indirectly that which he may not do directly in respect of the restrictions on his rights with respect to such Shareholder's Subject Shares pursuant to this Section 3(a), including, but not limited to, the sale of any direct or indirect holding company of such Shareholder or the granting of a proxy on the shares of any direct or indirect holding company of such Shareholder which would have, indirectly, the effect prohibited by this Section 3(a).

(b)

At the Meeting or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Transaction, the Arrangement Agreement and/or the Arrangement Resolution is sought, such Shareholder shall as requested by Parent or Subco (including, without limitation, by cooperating with Parent and Subco with respect to the irrevocable covenant of such Shareholder pursuant to Section 7 below), vote (or cause to be voted) such Shareholder's Subject Shares in favor of the Arrangement Resolution, the Transaction, the adoption by the Company of the Arrangement Agreement and the approval of the other transactions contemplated by the Arrangement Agreement and any amendment thereto.

(c)

Such Shareholder will exercise all voting rights attaching to such Shareholder's Subject Shares to oppose any proposed action by the Company, its shareholders, any of its subsidiaries or any other person which reasonably could be regarded as being directed to or would be reasonably likely to impede, frustrate, prevent, delay or nullify the Transaction, the Arrangement Agreement or any of the other transactions contemplated by the Arrangement Agreement (collectively, "Frustrating Transactions").  Without in any way limiting the foregoing, at any meeting of the shareholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which the Company's shareholders' vote, consent or other approval is sought, such Shareholder shall, as requested by Parent or Subco, vote (or cause to be voted) such Shareholder's Shareholders Shares against (i) other than the Transactions, (x) any direct or indirect acquisition or purchase (or any lease, long-term supply agreement or other arrangement having the same economic effect as a purchase), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or 20% or more of the voting or equity securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto) whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries; (y) any direct or indirect take-over bid, issuer bid, tender offer, exchange offer, treasury issuance or similar transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting or equity securities or any other equity interests (including securities convertible into or exercisable or exchangeable for equity interests) of the Company or any of its Subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries; or (z) a plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, liquidation, dissolution or other similar transaction involving the Company or any of its Subsidiaries whose assets or revenues, individually or in the aggregate, constitute 20% or more of the consolidated assets or consolidated revenue, as applicable, of the Company and its Subsidiaries (collectively, "Alternative Transactions"), (ii) any change in the management or the board of directors of the Company as of the date hereof, (iii) any change in the present capitalization or dividend policy of the Company as of the date hereof, (iv) any amendment of the Company's Organizational Documents or (v) any action or inaction which reasonably would be expected to result in any breach, violation or contravention of the Arrangement Agreement or that would result in any of the conditions set forth in the Arrangement Agreement not being satisfied.  For purposes of clarity, if such Shareholder is not in breach of this Agreement and an Alternative Transaction is approved, such Shareholder shall be entitled to participate in such Alternative Transaction and nothing in this Agreement shall require such Shareholder to exercise dissenter's rights with respect to such Alternative Transaction.

(d)

Such Shareholder hereby authorizes and requests the Company and its counsel to notify the Company's transfer agent that there is a stop transfer order with respect to all of such Shareholder's Subject Shares (and that this Agreement places limits on the voting of such Shareholder's Subject Shares).  Such Shareholder shall not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder's Subject Shares, unless such Transfer is made in compliance with this Agreement.

(e)

Such Shareholder shall furnish to Parent and Subco all information required for any application or other filing to be made pursuant to applicable Law (including all information required to be included in the Information Circular) in connection with the Transaction and the transactions contemplated by the Arrangement Agreement.  Such Shareholder hereby permits the Company, Parent and Subco to publish and disclose in the Information Circular its identity and ownership of such Shareholder's Subject Shares, and the nature of its commitments, arrangements and understandings under this Agreement.

4.

Waiver and Releases.  Each Shareholder hereby waives any rights to dissent from the Transaction or the Arrangement Resolution that such Shareholder may have under applicable Law.  Effective as of the Effective Time, each Shareholder on such Shareholder's own behalf and, as applicable, on behalf of his heirs, successors, assigns, executors and personal representatives hereby releases and discharges the Company and its predecessors, successors, parents, subsidiaries, affiliated entities, divisions and assigns, together with each and every of their officers, directors, stockholders, general partners, limited partners, members, employees and agents and the heirs, personal representatives and executors of the same (herein collectively referred to as the "Company Releasees"), from any and all suits, causes of action, complaints, obligations, demands or claims of any kind, whether in law or in equity, direct or indirect, known or unknown, suspect or unsuspected (hereinafter "Claims"), which such Shareholder ever had, now has, or may have against the Company Releasees or any one of them in relation to the Company arising out of or relating to any matter, thing or event occurring up to and including the Effective Time; provided, however, that nothing herein shall be deemed to release any Claim which a Shareholder may have against the Company (i) arising out of the Arrangement Agreement or this Agreement, including, without limitation the right to receive the consideration contemplated thereunder and the rights to indemnification of directors and officers as set forth therein, (ii) arising under indemnification agreements or arrangements existing as of the date hereof between the Company and its Subsidiaries, on the one hand, and their respective officers or directors, on the other hand, or (iii) under an employment agreement between such Shareholder and the Company, as amended, restated or otherwise modified from time to time.

5.

Notice of Acquisition of Additional Subject Shares.  Each Shareholder hereby agrees, while this Agreement is in effect, to promptly notify Parent and Subco of the number of any Subject Shares acquired by such Shareholder, if any, after the date hereof.

6.

Non-Solicitation.  Without limiting the provisions of Section 14 hereof, each Shareholder, whether acting individually or as an agent of the Company, agrees that such Shareholder shall not (and shall, subject to the provisions of Section 14 hereof, cause each affiliate, agent, trustee or other Person acting on his behalf not to), directly or indirectly, (i) initiate, solicit, propose, endorse, encourage (including by way of furnishing or disclosing information) or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes, or could reasonably be expected to lead to any inquiries, discussions or the making of any proposal (other than the Transactions) with respect to any Acquisition Proposal, (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding, or provide any information or data concerning the Company or any of its Subsidiaries to any Person relating to, any Acquisition Proposal or any proposal or offer that could reasonably be expected to lead to an Acquisition Proposal, or provide any information or data concerning the Company or any of its Subsidiaries to any Person pursuant to any commercial arrangement, joint venture arrangement, or other existing agreement or arrangement if it is reasonably likely that the Person receiving the confidential information could use such information for purposes of evaluating or developing an Acquisition Proposal or (iii) enter into any contract, agreement or arrangement with any party, in such Shareholder's capacity as a Shareholder, concerning or relating to an Acquisition Proposal or requiring such Shareholder to abandon, terminate or fail to consummate or vote against the Transaction, other than, in each case with Parent, Subco and their respective representatives and agents.  Notwithstanding the foregoing, it is acknowledged and agreed that, solely with respect to actions taken by any Shareholder prior to the date hereof (including in connection with the furtherance of any Acquisition Proposal directly or indirectly by such Shareholder), such actions shall not be taken into account for purposes of determining whether any breach by such Shareholder under this Agreement resulted in the transactions contemplated under the Arrangement Agreement from not being consummated.

7.

Grant of Proxy.

(a)

Each Shareholder irrevocably covenants and agrees in favor of Parent and Subco that following receipt of the Information Circular and no later than five Business Days prior to the date of the Meeting, such Shareholder shall deliver or cause to be delivered (including by instructing the participant in the book based system operated by The Canadian Depository for Securities Limited through which such Shareholder holds Subject Shares to arrange for such delivery) to Subco a duly executed proxy (or other appropriate voting instrument) in favor of Subco (or its nominee, as designated to such Shareholder in writing) voting in favor of the Arrangement Resolution and such proxy (or other voting instrument) shall not be revoked unless this Agreement is terminated in accordance with its terms prior to the exercise of such proxy (or other voting instrument).

(b)

Each Shareholder irrevocably covenants and agrees in favor of Parent and Subco that following receipt of any form of proxy (or other appropriate voting instrument) in respect of any of the transactions, actions or matters referred to in Section 3(c) and no later than five Business Days prior to the date of the relevant meeting, such Shareholder shall deliver or cause to be delivered (including by instructing the participant in the book based system operated by The Canadian Depository for Securities Limited through which such Shareholder holds Subject Shares to arrange for such delivery) to Subco a duly executed proxy (or other appropriate voting instrument) in favor of Subco (or its nominee, as designated to such Shareholder in writing) voting against such transaction, action or matter and such proxy (or other voting instrument) shall not be revoked unless this Agreement is terminated in accordance with its terms prior to the exercise of such proxy (or other voting instrument).

8.

Further Assurances.  Each Shareholder will, from time to time, execute and deliver, or cause to be executed and delivered, such additional or further proxies, transfers, assignments, endorsements, consents and other instruments as Parent or Subco may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement and to vest the power to vote such Shareholder's Subject Shares as contemplated by Section 7.

9.

Covenant of the Company.  The Company covenants to Parent and Subco that it will instruct the registrar and transfer agent of the Common Shares, on the date hereof, not to register any Transfer of any certificate representing the Subject Shares of any Shareholder, unless the Company shall have received the prior written consent of Parent or Subco (which consent shall not be unreasonably withheld or delayed in the event that Parent shall reasonably determine, in good faith, that such Transfer would not reasonably be likely to adversely affect the consummation of the Transaction); provided, that (i) such Shareholder shall be entitled to Transfer such Shareholder's Subject Shares pursuant to the Arrangement Agreement and (ii) in the event that such Shareholder is not in breach of this Agreement and an Alternative Transaction is approved, such Shareholder shall be entitled to Transfer such Shareholder's Subject Shares in connection with the consummation of the transactions contemplated by such Alternative Transaction, in each case, without the prior consent of Parent or Subco.

10.

Assignment; Binding Effect.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and assigns.  Notwithstanding the foregoing, each of Parent and Subco shall have the right to assign its rights, interests and obligations hereunder to any of its affiliates without the prior written consent of the other parties hereto.

11.

Termination.  This Agreement, and all rights and obligations of the parties hereunder (other than under Sections 4, 11, 12 and 13), shall terminate upon the earliest to occur of (i) twelve (12) months following the termination of the Arrangement Agreement in accordance with the terms thereof, (ii) the mutual written agreement of the parties hereto to terminate this Agreement and (iii) the Effective Time.  Nothing in this Section 11 shall relieve any party from any liability for breach of this Agreement.

12.

Capture.

(a)

In the event that the transactions contemplated by the Arrangement Agreement are not consummated due to a breach of this Agreement by any Shareholder and any Subject Shares of a Shareholder are sold, transferred, exchanged, canceled or disposed of in connection with or as a result of any Alternative Transaction which is executed or consummated within twelve (12) months following the date that the Arrangement Agreement is terminated (an "Alternative Disposition") then, in addition to the remedies at law or equity for breach of this Agreement, on the closing of such Alternative Disposition, such Shareholder shall tender and pay to, or shall cause to be tendered and paid to, Subco (or its designee), in immediately available funds, all of the Profit (as defined below) realized by such Shareholder from such Alternative Disposition.  Subject to Section 12(b), "Profit" shall mean an amount equal to the excess, if any, of (i) the Alternative Transaction Consideration (as defined below) over (ii) the Purchase Price.  If the Alternative Transaction Consideration includes any consideration other than cash, such Shareholder may, if not prohibited from transferring any such consideration to Subco (or its designee), transfer, in lieu of cash, a pro rata portion (based on the proportion of the non-cash consideration to the aggregate consideration) of the Profit represented by such other forms of consideration.  "Alternative Transaction Consideration" shall mean all cash, securities, settlement or termination amounts, notes or other debt instruments, and other consideration received or to be received, directly or indirectly, by such Shareholder and his affiliates in connection with or as a result of such Alternative Disposition or any agreements or arrangements (including, without limitation, any employment agreement (except a bona fide employment agreement pursuant to which a Shareholder is required to devote, and under which such Shareholder in good faith intends to devote, substantially all of his business time and effort to the performance of executive services for the Company in a manner substantially similar to such Shareholder's current employment arrangements with the Company), consulting agreement, non-competition agreement, confidentiality agreement, settlement agreement or release agreement) entered into, directly or indirectly, by such Shareholder or any of his affiliates as a part of, or in connection with, the Alternative Disposition or the associated Alternative Transaction.

(b)

For purposes of determining Profits under this Section 12: (i) all securities that are publicly traded shall be valued at the average of the closing prices for the five trading days ending on the date on which the Alternative Disposition closes; (ii) all other non-cash items shall be valued based upon the fair market value thereof as of the date of closing of the Alternative Disposition as determined by an independent expert selected by Parent and who is reasonably acceptable to such Shareholder; (iii) all deferred payments or consideration shall be discounted to reflect a market rate of net present value thereof as determined by the above-referenced independent expert; and (iv) if less than all of a Shareholder's Subject Shares are subject to the Alternative Disposition, the cash consideration set forth in the Arrangement Agreement shall be multiplied by a fraction, the numerator of which is the number of such Shareholder's Subject Shares sold, transferred, exchanged, canceled or disposed of in such Alternative Disposition and the denominator of which is the total number of such Shareholder's Subject Shares.  In the event any contingent payments are included in the consideration for the Alternative Disposition, upon receipt of any such contingent payment, such Shareholder will promptly transfer to Subco (or its designee) any additional amounts that would have been transferred to Subco (or its designee) upon the completion of the Alternative Disposition if such contingent payment had been received at such time.

13.

General Provisions

(a)

Expenses.  Subject to the terms of the Arrangement Agreement, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

(b)

Amendments.  This Agreement may not be amended except by an instrument in writing signed by Parent, Subco and each Shareholder as to which such amendment is to be effective.

(c)

Notice.  All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person or upon confirmation of receipt when transmitted by facsimile transmission or by electronic mail to the respective parties at the addresses set forth below (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 13(c)).  The date of receipt of any such notice or other communication if delivered personally shall be deemed to be the date of delivery thereof, or if sent by facsimile or electronic mail, the date of such transmission if sent during normal business hours on a Business Day, failing which it shall be deemed to have been received on the next Business Day.

if to Parent or Subco:

IAX Acquisition Corporation
c/o Kinderhook Industries, LLC
Attention:  Thomas E. Tuttle

888 Seventh Avenue, 16th Floor
New York, NY  10106
Tel: 212-201-6781
Fax: 212-201-6790
Email: ttuttle@kinderhook.com

with copies (that will not constitute notice to Parent or Subco) to:

Kirkland & Ellis LLP
Citicorp Center
601 Lexington Avenue
New York, New York 10022
Tel:  212-446-4800
Fax:  212-446-6460
Attention:  Jai Agrawal
Email: Jai.Agrawal@kirkland.com

if to the Company:

International Absorbents Inc.
1569 Dempsey Road
North Vancouver, BC
V7K 1S8
Tel: 604-681-6181

Fax: 604-904-4105

Attention: Gordon L. Ellis

Email: gordon@gordann.com

with copies (that will not constitute notice to the Company) to:

McCullough O'Connor Irwin LLP
Attention: Jonathan McCullough
1100 - 888 Dunsmuir Street
Vancouver, BC V6C 3K4 Canada
Tel: 604-687-7077
Fax: 604-687-7099
Email: jmccullough@moisolicitors.com

if to Shareholder:

To the address set forth for such Shareholder in the Company's records from time to time.

(d)

Interpretation.  When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Wherever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".

(e)

Counterparts.  This Agreement may be executed and delivered (including by facsimile or electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(f)

Entire Agreement; No Third-Party Beneficiaries.  This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

(g)

Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.

(h)

Publicity.  Except as otherwise required by law, court process or the rules of the American Stock Exchange or as contemplated or provided in the Arrangement Agreement (any of the foregoing, a "Required Disclosure"), for so long as this Agreement is in effect, no Shareholder shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement or the Arrangement Agreement without the prior written consent of Parent; provided, that in any case, except for Required Disclosures, no Shareholder will use the name of Parent or Subco or any affiliate thereof without Parent's written permission and will discuss the term and contents of any such release with Parent prior to dissemination.

(i)

Enforcement.  The  parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in a court of the United States (without posting of bond or other security).  This being in addition to any other remedy to which they are entitled at law or in equity.

(j)

Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transaction is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transaction be completed as originally contemplated to the fullest extent possible.

(k)

Waiver of Jury Trial.  Each party to this Agreement hereby waives, to the extent permitted by applicable law, trial by jury in the event of any litigation in any court with respect to, in connection with, or arising out of this Agreement or any ancillary agreement or the validity, protection, interpretation, collection or enforcement thereof.

14.

Shareholder Capacity.  No person executing this Agreement who is or becomes during the term hereof a director or officer of the Company or its affiliates (or who has been designated a director or officer of the Company or its affiliates) makes any agreement or understanding herein in his or her capacity as such director or officer (or with respect to any such designated director or officer, in his capacity as such).  Each Shareholder signs solely in his or her capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Shareholder's Subject Shares and nothing herein shall limit or affect any actions taken by a Shareholder (or such Shareholder's designee(s)) in its capacity as an officer or director of the Company or its affiliates to the extent expressly permitted by the Arrangement Agreement.

15.

Legal Advice.  Each Shareholder acknowledges that (a) such Shareholder has read this Agreement in its entirety, understands it and agrees to be bound by its terms and conditions, and has been granted the opportunity to ask questions of, and to receive answers from, the Company's legal counsel concerning the terms and conditions of this Agreement; (b) such Shareholder has been advised to seek independent legal advice and has received such advice or has, without undue influence, elected to waive the benefit of any such advice; and (c) such Shareholder is entering into this Agreement voluntarily.

*     *     *     *     *

IN WITNESS WHEREOF, Parent, Subco, the Company and each Shareholder have signed, or caused this Support Agreement to be signed by its officer duly authorized, all as of the date first written above.

INTERNATIONAL ABSORBENTS INC.

By:	/s/ Gordon L. Ellis
	Name:	Gordon L. Ellis
	Title:	President

IAX ACQUISITION CORPORATION

By:	/s/ Thomas L. Tuttle
	Name:	Thomas L. Tuttle
	Title:	President

IAX CANADA ACQUISITION COMPANY INC.

By:	/s/ Thomas L. Tuttle
	Name:	Thomas L. Tuttle
	Title:	President

/s/ Gordon L. Ellis
Gordon L. Ellis

/s/ Douglas E. Ellis
Douglas E. Ellis

/s/ David H. Thompson
David H. Thompson

/s/ Shawn M. Dooley
Shawn M. Dooley

SCHEDULE A

Shareholder	Number of Common Shares	Number of Common Shares issuable upon conversion of outstanding restricted stock grants	Number of Common Shares issuable upon exercise of outstanding options
Gordon L. Ellis	396,851	9,390	128,170
Douglas E. Ellis	168,389	9,390	128,170
Shawn M. Dooley	113,334	9,390	128,170
David H. Thompson	38,751	9,390	128,170
TOTAL	717,325	37,560	512,680

Appendix  E

NO. S102372

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL ABSORBENTS INC.

PETITIONER

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA),

S.B.C. 2002, c. 57, as amended,

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
INTERNATIONAL ABSORBENTS INC. AND
ITS SECURITYHOLDERS

O R D E R

BEFORE MASTER TOKAREK

)

FRIDAY, THE 9TH DAY OF

)

)

APRIL, 2010

)

THE APPLICATION of the Petitioner, made WITHOUT NOTICE for an interim order for directions of the Court in connection with a proposed arrangement pursuant to Section 291 of the Business Corporations Act (British Columbia), S.B.C. 2002, c. 57, as amended, coming on for hearing before me this date at 800 Smithe Street, in the City of Vancouver, in the Province of British Columbia.

AND UPON HEARING Laura McLeod, counsel for the Petitioner.

AND UPON READING the Petition herein dated April 7th, 2010 and the Affidavit of Gordon L. Ellis, sworn on the 7th day of April, 2010.

THIS COURT ORDERS that:

1.

The Petitioner, International Absorbents Inc., be permitted to convene, hold and conduct a Special Meeting of the registered holders of common shares of the Petitioner (the “Shareholders”) to be held at 10:00 a.m. (Pacific Standard Time) on Wednesday, May 12, 2010 at 2610 Oceanic Plaza, 1066 West Hastings Street, Vancouver, British Columbia (the “Special Meeting”) to consider and, if deemed advisable, pass with or without amendment, a special resolution (the “Special Resolution”), authorizing, approving and agreeing to adopt a plan of arrangement (the “Arrangement”) among the Petitioner and its securityholders as described in the Plan of Arrangement attached as Exhibit “B” to the Affidavit of Gordon L. Ellis, sworn on April 7, 2010 and to transact such other business as may properly come before the Special Meeting.

2.

The Special Meeting shall be called, held and conducted in accordance with the provisions of the Business Corporations Act (British Columbia), applicable securities legislation and the Articles of the Petitioner, subject to the terms of this Order.

3.

The following information (collectively the “Meeting Materials”):

(a)

the Notice of Special Meeting for the Meeting;

(b)

the Proxy Statement and the Appendices to the Proxy Statement, including the Plan of Arrangement;

(c)

the Interim Order;

(d)

the Requisition for the Hearing of the Application for a Final Order approving the Arrangement; and

(e)

the Letter of Transmittal;

in substantially the same form referred to in Exhibit “C” of the Affidavit of Gordon L. Ellis, sworn on the 7th day of April, 2010, with such amendments and inclusions thereto as counsel for the Petitioner may advise are necessary or desirable, provided that such amendments and inclusions are not inconsistent with the terms of this Order, together with a Form of Proxy, shall be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission:

(a)

to the Shareholders at their registered address as they appear on the books of the Petitioner at the close of business on March 19, 2010, being the record date fixed by the Board of Directors of the Petitioner for the determination of Shareholders entitled to Notice of the Meeting; and

(b)

to the directors and auditors of the Petitioner,

which mailing shall occur at least twenty-one (21) days prior to the date of the Special Meeting, excluding the date of mailing and excluding the date of the Special Meeting, and that service of the Meeting Materials as herein described, shall constitute good and sufficient service of such Notice of Special Meeting and Notice of the Application for a Final Order, upon all who may wish to appear in these proceedings, and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

4.

The Meeting Materials be delivered to non-registered holders of common shares of the Petitioner by providing copies of the Meeting Materials to intermediaries and registered nominees for sending to beneficial owners in accordance with National Instrument 54-101 – Communications with Beneficial Owners of Securities of a Reporting Issuer of the Canadian Securities Administrators.

5.

The Meeting Materials be mailed by prepaid ordinary mail or sent by facsimile or other electronic transmission to the holders of options and other rights to acquire securities of the Petitioner, which mailing shall occur at least ten (10) days prior to the date of the Special Meeting, excluding the date of mailing and excluding the date of the Special Meeting, and that service of the Meeting Materials as herein described shall constitute good and sufficient service of such Notice of Special Meeting and Notice of the Application for a Final Order upon all such persons and no other service need be made, and such service shall be effective on the fifth day after the said Meeting Materials are mailed or, if sent by facsimile or other electronic transmission, on the date of said transmission.

6.

The accidental omission to give Notice of the Special Meeting or Notice of the Application for a Final Order to, or the non-receipt of such notices by, one or more of the persons specified herein, shall not invalidate any resolution passed or proceedings taken at the Special Meeting.

7.

The Chair of the Special Meeting shall be an officer or director of the Petitioner or such other person as may be appointed by the shareholders of the Petitioner for that purpose.

8.

The Chair of the Special Meeting is at liberty to call on the assistance of legal counsel to the Petitioner at any time and from time to time, as the Chair of the Special Meeting may deem necessary or appropriate, during the Special Meeting, and such legal counsel is entitled to attend the Special Meeting for this purpose.

9.

The Special Meeting may be adjourned or postponed for any reason upon the approval of the Chair of the Special Meeting, and if the Special Meeting is adjourned or postponed, it shall be reconvened or held at a place and time to be designated by the Chair of the Special Meeting.

10.

The quorum required at the Special Meeting shall be the quorum required by the Articles of the Petitioner.

11.

The vote of Shareholders required to adopt the Special Resolution at the Special Meeting shall be the affirmative vote of not less than two-thirds of the votes cast by Shareholders who vote in person or by proxy on the Special Resolution.

12.

The Chair or Secretary of the Special Meeting shall, in due course, file with the Court Affidavit(s) verifying the actions taken and the decisions reached by the Shareholders of the Special Meeting with respect to the Arrangement.

13.

Each Shareholder of the Petitioner be accorded the rights of dissent with respect to the Special Resolution approving the Arrangement, as set out in Article 4 of the Plan of Arrangement and described in the Proxy Statement.

14.

The only persons entitled to notice of or vote at the Special Meeting or any adjournment(s) or postponement(s) thereof either in person or by proxy shall be the Shareholders as at the close of business on March 19, 2010 (and under applicable securities legislation and policies, the beneficial owners of the common shares of the Petitioner registered in the name of intermediaries) and the directors and auditors of the Petitioner.

AND THIS COURT FURTHER ORDERS that the Petitioner be at liberty to give notice of this application to persons outside the jurisdiction of this Honourable Court in the manner specified herein.

AND THIS COURT FURTHER ORDERS that unless the directors of the Petitioner by resolution determine to abandon the Arrangement, the Application for the Final Order be set down for hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia, on Friday, May 14, 2010 at 9:45 a.m., or so soon thereafter as counsel may be heard, and that, upon approval by the Shareholders at the Special Meeting of the Special Resolution approving the Arrangement, all in the manner required by Section 289 of the Business Corporations Act (British Columbia), the Petitioner be at liberty to proceed with the Final Application on that date.

AND THIS COURT FURTHER ORDERS that any Shareholder of the Petitioner and any holder of any option or other right to acquire a security of the Petitioner may appear at the Application for the Final Order provided that such person shall file an Appearance, in the form prescribed by the Rules of Court of the Supreme Court of British Columbia, with this Court and deliver a copy of the filed Appearance, together with a copy of all material on which such person intends to rely at the Final Application, including an outline of such person’s proposed submissions, to the solicitors for the Petitioner at its address for delivery as set out in the Petition, on or before 4:00 p.m. at least seven (7) days prior to the date of the Application for a Final Order, or as the Court may otherwise direct.

AND THIS COURT FURTHER ORDERS that subject to other provisions in this Order no material other than that contained in the Meeting Materials need be served on any persons in respect of these proceedings.

AND THIS COURT FURTHER ORDERS that if the Final Application is adjourned, only those persons who have filed and delivered an Appearance in accordance with this Interim Order need to be served and provided with notice of the adjourned date.

AND THIS COURT FURTHER ORDERS that the provisions of Rule 10 and Rule 51A be hereby dispensed with for the purposes of any further application to be made pursuant to this Petition.

AND THIS COURT FURTHER ORDERS that the Petitioner and its Shareholders, directors and auditors shall, and hereby do, have liberty to apply for such further Orders as may be appropriate.

BY THE COURT

/s/ MASTER TOKAREK

APPROVED AS TO FORM:	REGISTRAR

/s/ LAURA MCLEOD	/s/ “REGISTRAR”
Counsel for the Petitioner

Appendix F

NO. ___________________

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL ABSORBENTS INC.

PETITIONER

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA),

S.B.C. 2002, c. 57 as amended

AND

IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
INTERNATIONAL ABSORBENTS INC. AND
ITS SECURITYHOLDERS

REQUISITION

REQUIRED:

A Hearing before the presiding Judge in Chambers at the Courthouse at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. on Friday, the 14th day of May, 2010 or so soon thereafter as counsel may be heard, for a Final Order approving an Arrangement (the “Arrangement”) under section 291 of the Business Corporations Act (British Columbia), S.B.C. 2002, c.57, as amended, described in the Plan of Arrangement which is attached as Exhibit “A” to Appendix “A” to the Proxy Statement accompanying the Notice of Special Meeting of the Shareholders of the Petitioner, the draft form of which Final Order is attached as Exhibit “1” to this Requisition.

Please take notice that by an Interim Order of the Supreme Court of British Columbia, pronounced Friday, April 9th, 2010, the Court has given directions as to the calling of a Special Meeting of the shareholders of the Petitioner for the purpose of voting upon a special resolution to approve the Arrangement.

At the Hearing of the Application for the Final Order, any shareholder, director, auditor or holder of any option or other right to acquire securities of the Petitioner, or any other interested party with leave of the Court, desiring to support or oppose the Application may appear for that purpose, either in person or by counsel.  If you do not attend, either in person or by counsel, at that time, the Court may approve the Arrangement as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, without any further notice to you.

If you wish to appear at the Hearing of the Application for the Final Order or wish to be notified of any further proceedings, YOU MUST GIVE NOTICE of your intention by filing a form entitled “Appearance” with the Court at the Court Registry at 800 Smithe Street, Vancouver, British Columbia, and YOU MUST ALSO DELIVER a copy of the “Appearance” and an outline of such person’s proposed submissions, if any, to the solicitors for the Petitioner at the address for delivery set out below at least seven (7) days prior to the date set for the Hearing of the Application for the Final Order, or at a later date with leave of the Court.

The Petitioner’s address for delivery is:

Taylor Veinotte Sullivan, Barristers

Suite 300 – 1168 Hamilton Street

Vancouver, BC   V6B 2S2

Telephone: (604) 687-7007

Attention: Patrick J. Sullivan

You or your solicitor may file the “Appearance”. You may obtain a form of “Appearance” at the Court Registry

If you do not file an “Appearance” and attend either in person or by counsel at the time of such Hearing of the Application for the Final Order, the Court may approve the Arrangement, as presented, or may approve it subject to such terms and conditions as the Court shall deem fit, all without any further notice to you. Any person desiring further information about the steps that must be taken prior to making submissions may contact the solicitors for the Petitioner at the address set out above.

A copy of the Petition and other documents in the proceedings will be furnished to any shareholders of the Petitioner or other interested party requesting the same by the solicitors of the Petitioner.

Dated at the City of Vancouver, in the Province of British Columbia, this 9th day of April, 2010.

/s/ Laura McLeod
Counsel for the Petitioner

It is anticipated that this Application will not be contentious and will take 10 minutes to be heard.

EXHIBIT “1”

NO. . ___________________

VANCOUVER REGISTRY

IN THE SUPREME COURT OF BRITISH COLUMBIA

BETWEEN:

INTERNATIONAL ABSORBENTS INC.

PETITIONER

IN THE MATTER OF SECTIONS 288 TO 299 OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA),

S.B.C. 2002, c. 57 as amended

RE:  IN THE MATTER OF A PROPOSED ARRANGEMENT INVOLVING
INTERNATIONAL ABSORBENTS INC. AND
ITS SECURITYHOLDERS

O R D E R

BEFORE THE HONOURABLE

)

FRIDAY, THE 14TH DAY OF

)

)

MAY, 2010

)

UPON THE APPLICATION of the Petitioner coming on for hearing before me at 800 Smithe Street, Vancouver, British Columbia, on the 14th day of May, 2010;

AND UPON READING the Petition herein and the Affidavit of Gordon L. Ellis, sworn the 7th day of April, 2010 and the Affidavit of_______, sworn the ___ day of May, 2010 and filed herein.

AND UPON all of the terms of the Interim Order in this proceeding pronounced on Friday, April 9th, 2010 having been complied with and the requisite approval of the Shareholders of the Petitioner having being obtained at the Special Meeting (as defined in the Interim Order) of the Petitioner called and held in accordance with the Interim Order.

AND UPON IT APPEARING that the terms and conditions of the arrangement (the “Arrangement”) as described in the plan of arrangement, a copy of which is annexed as Schedule A to this Order (the “Plan of Arrangement”) may properly be approved by this Honourable Court.

AND UPON HEARING _______, counsel for the Petitioner.

THIS COURT DECLARES that the Arrangement be and is hereby approved as being fair and reasonable to the holders of common shares, options and restricted stock units of the Petitioner.

THIS COURT ORDERS that the Arrangement be and is hereby, approved, and shall be implemented in the manner set forth in the Plan of Arrangement and be binding on the Petitioner and its securityholders in accordance with the terms of the Plan of Arrangement.

AND THIS COURT FURTHER ORDERS that the Petitioner shall, and hereby does, have liberty to apply for such further Order or Orders as may be appropriate.

BY THE COURT

REGISTRAR
APPROVED AS TO FORM:

Counsel for the Petitioner

Appendix G

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA) DISSENT PROVISIONS

DISSENT RIGHTS

BRITISH COLUMBIA BUSINESS CORPORATIONS ACT

DIVISION 2 — DISSENT PROCEEDINGS

DEFINITIONS AND APPLICATION

237

(1)

In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)

in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)

in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement, or

(c)

in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)

This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)

the court orders otherwise, or

(b)

in the case of a right of dissent authorized by a resolution referred to in section 238(1)(g), the court orders otherwise or the resolution provides otherwise.

RIGHT TO DISSENT

238

(1)

A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)

under section 260, in respect of a resolution to alter the articles to alter restrictions on the powers of the company or on the business it is permitted to carry on;

(b)

under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)

under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)

in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)

under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)

under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)

in respect of any other resolution, if dissent is authorized by the resolution;

(h)

in respect of any court order that permits dissent.

(2)

A shareholder wishing to dissent must

(a)

prepare a separate notice of dissent under section 242 for

(i)

the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)

each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)

identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)

dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)

Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)

dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)

cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

WAIVER OF RIGHT TO DISSENT

239

(1)

A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)

A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)

provide to the company a separate waiver for

(i)

the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)

each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)

identify in each waiver the person on whose behalf the waiver is made.

(3)

If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)

the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)

any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)

If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

NOTICE OF RESOLUTION

240

(1)

If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)

a copy of the proposed resolution, and

(b)

a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)

If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)

a copy of the proposed resolution, and

(b)

a statement advising of the right to send a notice of dissent.

(3)

If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)

a copy of the resolution,

(b)

a statement advising of the right to send a notice of dissent, and

(c)

if the resolution has passed, notification of that fact and the date on which it was passed.

(4)

Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

NOTICE OF COURT ORDERS

241

If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)

a copy of the entered order, and

(b)

a statement advising of the right to send a notice of dissent.

NOTICE OF DISSENT

242

(1)

A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)

if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)

if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)

if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)

the date on which the shareholder learns that the resolution was passed, and

(ii)

the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)

A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)

on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)

if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)

A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)

within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)

if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)

A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)

the names of the registered owners of those other shares,

(ii)

the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)

a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)

if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)

the name and address of the beneficial owner, and

(ii)

a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)

The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

NOTICE OF INTENTION TO PROCEED

243

(1)

A company that receives a notice of dissent under section 242 from a dissenter must,

(a)

if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)

the date on which the company forms the intention to proceed, and

(ii)

the date on which the notice of dissent was received, or

(b)

if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)

A notice sent under subsection (1) (a) or (b) of this section must

(a)

be dated not earlier than the date on which the notice is sent,

(b)

state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)

advise the dissenter of the manner in which dissent is to be completed under section 244.

COMPLETION OF DISSENT

244

(1)

A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)

a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)

the certificates, if any, representing the notice shares, and

(c)

if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)

The written statement referred to in subsection (1) (c) must

(a)

be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)

set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)

the names of the registered owners of those other shares,

(ii)

the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)

that dissent is being exercised in respect of all of those other shares.

(3)

After the dissenter has complied with subsection (1),

(a)

the dissenter is deemed to have sold to the company the notice shares, and

(b)

the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)

Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)

Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)

A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

PAYMENT FOR NOTICE SHARES

245

(1)

A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)

promptly pay that amount to the dissenter, or

(b)

if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)

A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)

determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)

join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)

make consequential orders and give directions it considers appropriate.

(3)

Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)

pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)

if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)

If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)

the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)

if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)

A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)

the company is insolvent, or

(b)

the payment would render the company insolvent.

LOSS OF RIGHT TO DISSENT

246

The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)

the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)

the resolution in respect of which the notice of dissent was sent does not pass;

(c)

the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)

the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)

the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)

a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)

with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)

the notice of dissent is withdrawn with the written consent of the company;

(i)

the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

SHAREHOLDERS ENTITLED TO RETURN OF SHARES AND RIGHTS

247

If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)

the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)

the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)

the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

Appendix H

Please read carefully the instructions accompanying this letter of transmittal before completing it. Computershare Investor Services Inc. (see last page for addresses and telephone numbers) or your broker will assist you in completing this letter.

LETTER OF TRANSMITTAL

FOR COMMON SHARES OF

INTERNATIONAL ABSORBENTS INC.

This letter of transmittal, properly completed and duly executed, together with all other documents required by the Depositary, as the case may be, must accompany certificates for common shares of International Absorbents Inc. (“IAX”) that are surrendered pursuant a proposed plan of arrangement involving IAX, IAX Acquisition Corporation, IAX Canada Acquisition Company Inc. and the securityholders of IAX.

TO :

INTERNATIONAL ABSORBENTS INC.

AND:

IAX ACQUISITION CORPORATION and IAX CANADA ACQUISITION COMPANY INC.

AND :

COMPUTERSHARE INVESTOR SERVICES INC. (referred to as the “Depositary”) at its offices set out in the last page herein.

In connection with the proposed plan of arrangement, the undersigned IAX shareholder hereby deposits with the Depositary the enclosed certificate(s) representing common shares of IAX. The following are the details of the enclosed share certificates:

Certificate Numbers	Registration appearing on the certificates	Number of common shares of IAX represented by certificates

TOTAL:

(If space is insufficient, please attach a separate signed list to this letter of transmittal in the above form.)

Upon completion of the plan of arrangement, each common share of IAX will be exchanged for a cash payment of US$4.75. The undersigned authorizes and directs the Depositary to issue a cheque payable in United States dollars which the undersigned is entitled to receive in respect of the IAX common shares represented by the certificates listed above, in the name indicated below and to mail the cheque for such payment to the address indicated below (unless the undersigned indicates that he or she wishes to pick up the cheque, in which case the cheque will be made available at the office of the Depositary for pick-up where this letter of transmittal is deposited). If the plan of arrangement is not completed, the share certificates and all other documents required by the Depositary, as the case may be, will be returned to the undersigned in accordance with the delivery instructions given herein.

The undersigned holder of IAX common shares represents and warrants in favour of IAX, IAX Acquisition Corporation and IAX Canada Acquisition Company Inc. that: (i) the undersigned is the registered holder of the deposited shares; (ii) such deposited shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this letter of transmittal and to deposit, sell, assign, transfer and deliver the deposited shares and that IAX,  IAX Acquisition Corporation or IAX Canada Acquisition Company Inc. will not be subject to any adverse claim in respect of such deposited shares; (iv) the deposited shares have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such deposited shares, to any other person; (v) the deposit of the shares complies with applicable laws; (vi) all information inserted by the undersigned into this letter of transmittal is complete, true and accurate; (vii) unless the undersigned shall have revoked this letter of transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Vancouver time) on the business day preceding May 12, 2010, being the date of the shareholders meeting, or, if the shareholders meeting is adjourned or postponed, on the business day preceding the date of the reconvened meeting, the undersigned will not, prior to such time, transfer, sell or assign or permit to be transferred, sold or assigned any of such deposited shares; and (viii) the delivery to the undersigned of a cheque payable in United States dollars in the amount of US$4.75 for each IAX common share deposited (without interest and less any applicable withholding taxes)  will completely discharge any and all obligations of IAX, IAX Acquisition Corporation, IAX Canada Acquisition Company Inc. and the Depositary with respect to the matters contemplated by this letter of transmittal and with respect to the undersigned’s IAX common shares. These representations and warranties shall survive the completion of the plan of arrangement.

Except for any proxy deposited with respect to the vote on the special resolution to approve the plan of arrangement, the undersigned revokes any and all authority, other than as granted in this letter of transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the deposited shares and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise, will be granted with respect to the deposited shares.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the deposited shares contemplated by this letter of transmittal.

Each authority conferred or agreed to be conferred by the undersigned in this letter of transmittal will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, legal representatives, successors and assigns of the undersigned.

It is understood that the undersigned will not receive the cash payment under the plan of arrangement in respect of the deposited shares until the certificate(s) representing the deposited shares owned by the undersigned are received by the Depositary at the addresses set forth on the back of this letter of transmittal, together with a duly completed letter of transmittal and such additional documents as the Depositary may require, and until the documents are processed by the Depositary.

It is also understood that the undersigned has a period of three years from the completion of the plan of arrangement during which the undersigned may surrender the certificate(s) representing the IAX common shares held by the undersigned as of the completion of the plan of arrangement, following which time the undersigned loses all rights to receive any consideration under the arrangement; provided, however, that the rights of dissenting shareholders will be governed by Article 4 of the plan of arrangement.

SHAREHOLDER SIGNATURE
(please print or type)

Name
Address

City	Province or State	Country	Postal or Zip Code
Telephone (home)	Telephone (office)	Social Security or Tax Identification Number (for corporations)
( )	( )
Taxpayer Identification Number (for shareholders residing in the United States)
Date :
Signature of Shareholder or authorized representative (see instructions 2 and 4 below)

SPECIAL DELIVERY INSTRUCTIONS
(please print or type)

Name
Address

City	Province or State	Country	Postal or Zip Code

GUARANTOR SIGNATURE
(please print or type)

Name of Guarantor/Eligible Institution
Address

Name of representative, if applicable
Name of shareholder or authorized representative
City	Province or State	Country	Postal or Zip Code
Telephone (home)	Telephone (office)	Tax Identification Number
( )	( )
Date :
Signature of Guarantor (if required under instruction 3 below)

Signature of Shareholder or authorized representative

FORM W-9 To be completed by U.S. Shareholders only (See Instruction 9)

Name:
Business Name (if different from above:
Check box for:	☐	individuals ☐ sole proprietor ☐ corporation ☐ partnership	☐ other ___________
Address:
Under penalties of perjury, I certify that:
1.	The social security or other taxpayer identification number stated below is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
2.

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and

3.	I am a U.S. citizen or other U.S. shareholder.

Certification Instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of failure to report interest or dividends on your tax return.

(Signature of Shareholder)	(Date)

(Social Security or Taxpayer Identification Number)

NOTE: FAILURE TO COMPLETE THIS FORM OR TO PROVIDE THE COMPANY WITH A SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER MAY RESULT IN BACKUP WITHHOLDING OF 28% (SUBJECT TO ADJUSTMENT) OF ANY CONSIDERATION TO BE DELIVERED TO YOU PURSUANT TO THE ARRANGEMENT.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TAXPAYER IDENTIFICATION NUMBER” IN BLOCK A

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either: (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office; or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 28% of all reportable consideration to be delivered to me thereafter may be withheld until I provide a number.

(Signature of Shareholder)	(Date)

INSTRUCTIONS

1.

Use of the Letter of Transmittal

IAX shareholders should read the proxy statement accompanying this letter of transmittal, including the appendices thereto as well as the documents incorporated by reference, prior to completing this letter of transmittal.

The IAX shareholder should tender and deliver to the Depositary (at any of its offices set out in the last page) a duly completed and signed letter of transmittal (or a manually signed facsimile) together with the share certificates and all other documents required by the Depositary, as the case may be.

The method used to deliver this letter of transmittal, the share certificates and all other documents required by the Depositary, as the case may be, is at the option and risk of the IAX shareholder, and delivery will be deemed effective only when such documents are actually received by the Depositary at any of its offices set out in the last page herein. If these documents are sent by mail, it is wise to use registered mail with acknowledgement of receipt, where applicable, and to insure the item by mail.

IAX shareholders whose IAX common shares are registered in the name of a broker, bank, trust company or other intermediary should communicate with the broker or such other intermediary to obtain instructions and assistance in delivering the share certificates.

2.

Signatures

This letter of transmittal must be completed, dated and signed by the IAX shareholder or his or her authorized representative (in accordance with instruction 4 below).

a)

If this letter of transmittal is signed by the registered holder of the IAX common shares represented by the accompanying certificates, such signature on this letter of transmittal must correspond with the name as registered or as written on the face of such share certificates without any change whatsoever, and the share certificates need not be endorsed. If such deposited share certificates are registered in the name of two or more persons, all such persons must sign this letter of transmittal.

b)

If this letter of transmittal is signed by a person other than the registered IAX shareholder represented by the accompanying certificates or if payment for the IAX common shares is to be made to a person other than the registered owner:

i)

such deposited share certificates must be endorsed or be accompanied by an appropriate share transfer power of attorney duly completed by the registered IAX shareholder; and

ii)

the signature on such endorsement or share transfer power of attorney must correspond exactly to the name of the registered holder as registered or as appearing on the share certificates and must be guaranteed as noted in instruction 3 below.

3.

Guarantee of signatures

If this letter of transmittal is signed by a person other than the registered IAX shareholder represented by the accompanying certificates, such signature must be guaranteed by an eligible institution (as hereinafter defined), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an eligible institution).

An “eligible institution” means a Canadian Schedule I chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Industry Regulatory Organization of Canada, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

4.

Fiduciaries, Representatives and Authorizations

Where this letter of transmittal is executed by a person as an executor, administrator, trustee, guardian or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this letter of transmittal must be accompanied by satisfactory evidence of proof of their appointment and authority to act. IAX, IAX Acquisition Corporation or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

5.

Special Delivery Instructions

The section entitled “Special Delivery Instructions” should be completed if the cheque representing payment for the IAX common shares should be mailed to a person other than the person signing this letter of transmittal or to the person signing this letter of transmittal at an address other than that appearing above that person’s signature.

6.

Miscellaneous

a)

If the space on this letter of transmittal is insufficient to list all share certificates representing the IAX common shares held by the IAX shareholder, a separate signed list providing the requested information may be affixed to this letter of transmittal.

b)

If IAX common shares are registered in different forms (e.g., “John Doe” or “J. Doe”) a separate letter of transmittal should be signed for each different registration.

c)

No alternative, conditional or contingent deposits will be accepted.

d)

Additional copies of this letter of transmittal may be obtained from the Depositary at any of its offices set out in the last page herein.

e)

This letter of transmittal will be construed in accordance with, and be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

f)

Any questions concerning this letter of transmittal should be directed to the Depositary at 1-800-564-6253.

7.

Lost Share Certificates

If certificates representing IAX common shares have been lost, stolen or destroyed, this letter of transmittal must be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will send you the necessary document for the replacement of the share certificates which must be properly completed and submitted in due and proper form to the Depositary.

8.

Privacy Notice

The Depositary is committed to protecting personal information. In the course of providing services, the Depositary receives non-public personal information about shareholders from transactions the Depositary performs, forms a shareholder may send to the Depositary or other communications the Depositary may have with a shareholder and its representatives. This information could include a shareholder’s name, address, social security number, securities holdings and other financial information. The Depositary uses this to administer a shareholder’s account, to better serve client needs and for other lawful purposes relating to its services. The Depositary has prepared a Privacy Code to tell shareholders more about its information practices and how their privacy is protected and how their personal information remains confidential. It is available at the Depositary’s website, at www.computershare.com, or by writing to the Depositary at 100 University Avenue, Toronto, Ontario M5J 2Y1. The Depositary will use any information a shareholder provides with this letter of transmittal in order to process a shareholder’s request and will consider a shareholder’s submission of this letter of transmittal as its consent to the above.

9.

Form W-9

Each IAX shareholder who is a United States resident or citizen, including a trust or estate treated as a Unites States shareholder ( a U.S. shareholder) is required to provide the Depositary with a correct Taxpayer Identification Number, or TIN, on the Form W-9 which is included in this letter of transmittal, and to certify whether such holder is subject to backup withholding of federal income tax. If a U.S. shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item 2 of the Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information in the Form W-9 may subject a U.S. shareholder to 28% (subject to adjustment) federal income tax withholding on any consideration due to such shareholder in connection with the Arrangement. If a U.S. Shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write “Applied For” in the space provided for the TIN in the Form W-9, and sign and date the Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If ‘‘Applied For’’ is written in the Form W-9 and the Depositary is not provided with a TIN within 60 days, the Depositary may withhold 28% (subject to adjustment) of the consideration due to such shareholder in connection with the plan of arrangement until a TIN is provided to the Depositary.

OFFICES OF THE DEPOSITARY

Computershare Investor Services Inc.

By mail:

P.O. Box 7021

31 Adelaide Street East

Toronto, Ontario

M5C 3H2

Attention : Corporate Actions

By registered mail, hand or courier: Toronto 100 University Avenue 9th Floor Toronto, Ontario M5J 2Y1 Attention : Corporate Actions

Telephone:

1-800-564-6253 (within North America)
or
514-982-7555 (outside of North America)

E-mail:

corporateactions@computershare.com

INTERNATIONAL ABSORBENTS INC.	Computershare 9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class:  COMMON SHARES

Shareholder: Shareholder Account Number

Proxy – International Absorbents Inc. - Special Meeting of Shareholders to be held on May 12, 2010

This Form of Proxy is solicited by and on behalf of the Board of Directors.

Notes to proxy

1.

Every shareholder has the right to appoint some other person or company of their choice, who need not be a shareholder, to attend and act on their behalf at the Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxy holder in the space provided (see reverse).

2.

If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.

3.

This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.

4.

If this proxy is not dated, it will be deemed to bear the date on which it is mailed by the Company to the shareholder.

5.

The securities represented by this proxy will be voted as directed by the shareholder; however, if such a direction is not made, this proxy will be voted “FOR” the approval of the special resolution approving the arrangement, and in accordance with the judgment of the proxy holder on any other matters properly brought before the Special Meeting or any adjournment or postponement thereof.

6.

The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the shareholder, or any ballot that may be called for and, if the shareholder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.

This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may property come before the Special Meeting or any adjournment or postponement thereof.

8.

This proxy should be read in conjunction with the accompanying documentation provided by the Company.

9.

Important Notice Regarding the Availability of The Proxy Materials for the Special Meeting to be held on  May 12, 2010: The Proxy Statement is available at http://www.absorbent.com/ProxyPDF/2010-Special-Meeting-Proxy-Statement.pdf.

Proxies submitted must be received by 10:00 AM, Pacific Time, on May 10, 2010

VOTE USING THE TELEPHONE, INTERNET OR FAX 24 HOURS A DAY 7 DAYS A WEEK!

• Call the number listed BELOW from a touch tone telephone.	• Go to the following web site:	• Complete, sign and date the reverse hereof.
• Forward it by fax to 1-866-249-7775 for calls within Canada and the U.S. There is NO CHARGE for this call.
1-866-732-VOTE (8683) Toll Free	www.investorvote.com	• Forward it by fax to 416-263-9524 for calls outside Canada and the U.S.

If you vote by telephone, Internet or fax, DO NOT mail back this proxy.

Voting by mail or fax may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail, Internet or fax are the only methods by which a shareholder may appoint a person as proxy holder other than the nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the three voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER, SHAREHOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	SHAREHOLDER ACCOUNT NUMBER	ACCESS NUMBER

Appointment of Proxy Holder

The undersigned registered shareholder ("Registered Shareholder") of International Absorbents Inc. (the “Company”) hereby appoints: Michael Bentley, or failing this person, Lionel Dodd, Directors of the Company,

OR	Print the name of the person you are appointing if this person is someone other than the indicated Directors of the Company.

as my/our proxy holder and attorney in fact for and on behalf of the Registered Shareholder with full power of substitution and to vote in accordance with the following direction, or if no directions have been given, “FOR” the approval of the special resolution approving the arrangement, and in accordance with the judgment of the proxy holder on any other matters properly brought before the Special Meeting of the Shareholders of International Absorbents Inc. to be held at Suite 2610 – 1066 West Hastings Street, Vancouver, British Columbia, Canada on May 12, 2010 at 10:00 a.m., Pacific Time and at any adjournment or postponement thereof.

VOTING AS RECOMMENDED BY THE BOARD OF DIRECTORS IS INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Approval of the Arrangement

To approve the special resolution authorizing and approving the arrangement under Section 288 of the Business Corporations Act (British Columbia), under which IAX Canada Acquisition Company Inc., an affiliate of Kinderhook Industries LLC, will acquire all of the issued and outstanding common shares of the Company, as more particularly described in the Company’s proxy statement.

For	Against	Abstain
□	□	□

By my signature below, I confer the named proxy holders discretionary authority as to any other business that may properly come before the Special Meeting.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE SPECIAL MEETING.

Authorized Signature(s) – This Section must be completed for your instructions to be executed.	Signature(s)	Date

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Special Meeting.

If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors.

____ / ____ / ____ DD MM YY